Filed electronically with the Securities and Exchange Commission on April 30, 2004

                                                               File No. 33-11802
                                                               File No. 811-5002

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /_/

                           Pre-Effective Amendment No.                       /_/
                         Post-Effective Amendment No. 47                     /X/
                                     and/or           --
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /_/

                                Amendment No. 48                             /X/
                                              --

                           Scudder Variable Series II
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 537-7000
                                                           --------------
                            John Millette, Secretary
                           SCUDDER VARIABLE SERIES II
                            222 South Riverside Plaza
                             Chicago, Illinois 60606
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/_/   Immediately upon filing pursuant to paragraph (b)
/_/   60 days after filing pursuant to paragraph (a)(1)
/_/   75 days after filing pursuant to paragraph (a)(2)
/X/   On May 1, 2004 pursuant to paragraph (b)
/_/   On _______________ pursuant to paragraph (a)(1)
/_/   On _______________ pursuant to paragraph (a)(2) of Rule 485
/_/   On _______________ pursuant to paragraph (a)(3) of Rule 485

      If appropriate, check the following box:
/_/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

--------------------------------------------------------------------------------

Scudder Variable Series II


o  Scudder Aggressive Growth Portfolio                          o  Scudder Total Return Portfolio

o  Scudder Blue Chip Portfolio                                  o  SVS Davis Venture Value Portfolio

o  Scudder Fixed Income Portfolio                               o  SVS Dreman Financial Services Portfolio

o  Scudder Global Blue Chip Portfolio                           o  SVS Dreman High Return Equity Portfolio

o  Scudder Government & Agency Securities Portfolio             o  SVS Dreman Small Cap Value Portfolio
   (formerly, Scudder Government Securities Portfolio)
                                                                o  SVS Eagle Focused Large Cap Growth Portfolio
o  Scudder Growth Portfolio
                                                                o  SVS Focus Value+Growth Portfolio
o  Scudder High Income Portfolio
                                                                o  SVS Index 500 Portfolio
o  Scudder International Select Equity Portfolio
                                                                o  SVS INVESCO Dynamic Growth Portfolio
o  Scudder Large Cap Value Portfolio
   (formerly, Scudder Contrarian Value Portfolio)               o  SVS Janus Growth And Income Portfolio

o  Scudder Money Market Portfolio                               o  SVS Janus Growth Opportunities Portfolio

o  Scudder Small Cap Growth Portfolio                           o  SVS MFS Strategic Value Portfolio

o  Scudder Strategic Income Portfolio                           o  SVS Oak Strategic Equity Portfolio

o  Scudder Technology Growth Portfolio                          o  SVS Turner Mid Cap Growth Portfolio





Prospectus

May 1, 20034


Class A Shares







This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents

How the Portfolios Work                                                          Your Investment in the Portfolios

3  Scudder Aggressive Growth            77 SVS Dreman Financial Services         143 Buying and Selling
   Portfolio                               Portfolio                                 Shares

8  Scudder Blue Chip Portfolio          82 SVS Dreman High Return Equity         145 How the Portfolios
                                           Portfolio                                 Calculate Share Price
12 Scudder Fixed Income Portfolio
                                        87 SVS Dreman Small Cap Value            145 Distributions
17 Scudder Global Blue Chip                Portfolio
   Portfolio                                                                     146 Taxes
                                        92 SVS Eagle Focused Large Cap
22 Scudder Government & Agency             Growth Portfolio
   Securities Portfolio
   (formerly, Scudder Government        97 SVS Focus Value+Growth
   Securities Portfolio)                   Portfolio

27 Scudder Growth Portfolio            102 SVS Index 500 Portfolio

32 Scudder High Income Portfolio       106 SVS INVESCO Dynamic Growth
                                           Portfolio
37 Scudder International Select
   Equity Portfolio                    111 SVS Janus Growth And Income
                                           Portfolio
42 Scudder Large Cap Value
   Portfolio                           116 SVS Janus Growth Opportunities
   (formerly, Scudder Contrarian           Portfolio
   Value Portfolio)
                                       121 SVS MFS Strategic Value
47 Scudder Money Market Portfolio          Portfolio

51 Scudder Small Cap Growth            126 SVS Oak Strategic Equity
   Portfolio                               Portfolio

56 Scudder Strategic Income            130 SVS Turner Mid Cap Growth
   Portfolio                               Portfolio

61 Scudder Technology Growth           135 Other Policies and Risks
   Portfolio
                                       135 Investment Advisor
66 Scudder Total Return Portfolio
                                       136 Portfolio Subadvisors
72 SVS Davis Venture Value
   Portfolio



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Aggressive Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation through the use of aggressive investment techniques.

The portfolio normally invests at least 65% of total assets in equities -- mainly common stocks -- of US companies. The portfolio can invest in stocks of small, mid-sized and large companies of any market sector and it may invest in initial public offerings (IPOs) and in growth-oriented market sectors, such as the technology sector. In fact, the portfolio's stock selection methods may at times cause it to invest more than 25% of total assets in a single sector.
A sector is made up of numerous industries.

In managing the portfolio, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other characteristics.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

The managers also look for companies in growing industries that have innovative products and services, repeat customers and control over costs and prices.

Top-down analysis. The managers consider the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

To a limited extent, the managers may seek to take advantage of short-term trading opportunities that result from market volatility. For example, the managers may increase positions in favored companies when prices decline and may sell fully valued companies when prices rise.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated, other investments offer better opportunities or to adjust its emphasis in a given industry or sector.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stocks perform -- in this case, growth stocks. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them. To the extent that it invests in small and/or mid-sized companies, the portfolio will be subject to increased risk because smaller company stocks tend to be more volatile than stocks of larger companies, in part because, among other things, smaller companies tend to be less established than larger companies, often have more limited product lines, and may depend more heavily upon a few key employees. In addition, the valuation of their stocks often depends on future expectations.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Non-Diversification Risk. The fact that the portfolio is classified as non-diversified and can invest a larger percentage of assets in a given stock than a diversified portfolio increases its risk, because any factors affecting a given company could affect portfolio performance more than if the portfolio invested in a larger number of issuers.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may be appropriate for long-term investors who can accept an above-average level of risk to their investment and who are interested in potentially higher returns.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                                     -4.96      -21.76     -30.66      33.99
--------------------------------------------------------------------------------
                                     2000        2001       2002       2003
--------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 23.43%, Q4 2001                   Worst Quarter: -25.94%, Q3 2001

2004 Total Return as of March 31: -0.42%



Average Annual Total Returns (%) as of 12/31/2003

                                       1 Year         Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                   33.99                -0.71

Index 1                                30.97                -6.29

Index 2                                28.68                -2.44
--------------------------------------------------------------------------------

Index 1: The Russell 3000 Growth Index is an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 Index.

Index 2: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*    Since 5/1/99. Index comparisons begin 4/30/99.

In the bar chart, total return for 2000 and 2003 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000 and in 2003 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.23
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.98
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement*                                 0.03
--------------------------------------------------------------------------------
Net Total Annual Operating Expenses*                               0.95
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Aggressive Growth Portfolio to 0.95%.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
Class A shares            $97           $309          $539        $1,199
--------------------------------------------------------------------------------


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Audrey M.T. Jones                         Samuel A. Dedio                        Doris R. Klug
CFA, Managing Director of                 Managing Director of                   CFA, Director of Deutsche Asset
Deutsche Asset Management and             Deutsche Asset Management              Management and Portfolio Manager
Portfolio Manager of the portfolio.       and Portfolio Manager of               of the portfolio.
o Joined Deutsche Asset Management        the portfolio.                         o Joined Deutsche Asset Management
  in 1986 and the portfolio in 2002.      o Joined Deutsche Asset Management       in 2000 and the portfolio in 2002.
o Portfolio manager with a primary          in 1999 after eight years of         o Portfolio manager with a primary
  focus on the credit sensitive,            experience as analyst at               focus on the consumer and capital
  communications services, energy,          Ernst & Young, LLP, Evergreen          goods sectors.
  process industries and                    Asset Management and Standard &      o Vice President of Mutual of America
  transportation sectors.                   Poor's Corp.                           from 1993-2000.
o Over 30 years of investment             o Portfolio manager for US small       o Over 22 years of financial
  industry experience.                      - and mid-cap equity and senior        industry experience.
o BBA, Pace University Lubin School         small-cap analyst for technology.    o MBA, Stern School of Business,
  of Business.                            o MS, American University, Kogod         New York University.
                                            School of Business.
                                          o Joined the portfolio in 2002.




Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Aggressive Growth Portfolio -- Class A

--------------------------------------------------------------------------------
 Years Ended December 31,          2003     2002     2001      2000^a  1999^a,^b
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of    $ 7.06   $10.22   $13.20    $13.99  $10.00
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^c   (.05)    (.01)     .06       .18     .06
--------------------------------------------------------------------------------
  Net realized and unrealized      2.45    (3.11)   (2.92)     (.87)   3.93
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment            2.40    (3.12)   (2.86)     (.69)   3.99
  operations
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income              --     (.04)    (.12)       --      --
--------------------------------------------------------------------------------
  Net realized gains on              --       --       --      (.10)     --
  investment transactions
--------------------------------------------------------------------------------
  Total distributions                --     (.04)    (.12)     (.10)     --
--------------------------------------------------------------------------------
Net asset value, end of period   $ 9.46   $ 7.06   $10.22    $13.20   $13.99
--------------------------------------------------------------------------------
Total Return (%)                  33.99^d (30.66)  (21.76)    (4.96)  39.89^d**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            56       44       71        66      12
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense    .98      .81      .86       .95    2.66*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense     .95      .81      .86       .94     .50*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income     (.57)    (.19)     .58      1.22     .80*
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          91       71       42       103      90*
--------------------------------------------------------------------------------

^a On June 18, 2001, the portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

^c    Based on average shares outstanding during the period.

^d    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

Scudder Blue Chip Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2003, the S&P 500 Index had a median market capitalization of $9.03 billion) and that the portfolio managers believe are "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

The portfolio managers look for "blue chip" companies whose stock price is attractive relative to potential growth. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

The managers may favor securities from different industries and companies at different times while still maintaining variety in terms of the types of securities and issuers.

The managers will normally sell a stock when the managers believe its fundamental factors have changed, other investments offer better opportunities or in the case of adjusting the portfolio's emphasis on or within a given industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters;

o  growth stocks may be out of favor for certain periods; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors with long-term goals who are interested in a core stock investment may be interested in this portfolio.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

              13.84      25.24       -7.84      -15.81     -22.11      27.25
--------------------------------------------------------------------------------
               1998       1999       2000        2001       2002       2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.26%, Q4 1998                   Worst Quarter: -17.43%, Q3 2001

2004 Total Return as of March 31: 4.48%

Average Annual Total Returns (%) as of 12/31/2003

                             1 Year           5 Years       Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A         27.25            -0.75               3.06

Index                        29.89            -0.13               6.96
--------------------------------------------------------------------------------

Index: The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.

*    Since 5/1/97. Index comparison begins 4/30/97.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.


How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   0.71
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Blue Chip Portfolio to 0.95%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $73            $227           $395           $883
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


Janet Campagna                            Robert Wang
Managing Director of Deutsche Asset       Managing Director of Deutsche Asset
Management and Portfolio Manager of       Management and Portfolio Manager of
the portfolio.                            the portfolio.
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management
   in 1999 and the portfolio in              in 1995 as portfolio manager for
   2003.                                     asset allocation after 13 years
 o Head of global and tactical               of experience of trading fixed
   asset allocation.                         income and derivative securities
 o Investment strategist and                 at J.P. Morgan.
   manager of the asset allocation         o Senior portfolio manager for
   strategies group for Barclays             Multi Asset Class Quantitative
   Global Investors from 1994 to             Strategies: New York.
   1999.                                   o Joined the portfolio in 2003.
 o Over 16 years of investment
   industry experience.
 o Master's degree in Social
   Science from California
   Institute of Technology.
 o Ph.D in Political Science from
   University of California at
   Irvine.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Blue Chip Portfolio -- Class A

--------------------------------------------------------------------------------
 Years Ended December 31,           2003      2002     2001      2000^a   1999^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 9.37    $12.07   $14.41    $15.69   $12.60
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^b     .08       .07      .05       .07      .09
--------------------------------------------------------------------------------
  Net realized and unrealized       2.45     (2.73)   (2.33)    (1.29)    3.08
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations  2.53     (2.66)   (2.28)    (1.22)    3.17
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.06)     (.04)    (.06)     (.06)    (.08)
--------------------------------------------------------------------------------
Net asset value, end of period    $11.84    $ 9.37   $12.07    $14.41   $15.69
--------------------------------------------------------------------------------
Total Return (%)                   27.25    (22.11)  (15.81)    (7.84)   25.24
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            242       174      240       228      185
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense     .71       .69      .69       .71      .71
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense      .71       .69      .69       .71      .70
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income       .82       .65      .42       .44      .67
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          182       195      118        86       64
--------------------------------------------------------------------------------

^a On June 18, 2001, the portfolio implemented a 1 for 10 reverse stock split.
   Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b Based on average shares outstanding during the period.

Scudder Fixed Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income. The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The portfolio may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the portfolio's investment objective are not readily available for purchase. The portfolio's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed-income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the portfolio, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed-income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the portfolio's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principals on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Portfolio Maturity. The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.


Other Investments

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

       9.04        7.93      -2.06       9.90        5.71       8.01       5.13
--------------------------------------------------------------------------------
       1997        1998       1999       2000        2001       2002       2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 4.14%, Q3 2002                    Worst Quarter: -1.23%, Q2 1999

2004 Total Return as of March 31: 2.79%



Average Annual Total Returns (%) as of 12/31/2003

                          1 Year            5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A      5.13              5.26                 6.10

Index                     4.10              6.62                 7.51
--------------------------------------------------------------------------------

Index: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

*    Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   0.66
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Fixed Income Portfolio to 0.80%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares          $67            $211           $368           $822
--------------------------------------------------------------------------------


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


Gary W. Bartlett                          William T. Lissenden                    Thomas J. Flaherty
CFA, Managing Director of Deutsche        Director of Deutsche Asset              Managing Director of Deutsche Asset
Asset Management and Co-Lead Manager      Management and Portfolio Manager of     Management and Co-Lead Manager of
of the portfolio.                         the portfolio.                          the portfolio.
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
   in 1992 and the portfolio in 2002.        in 2002 and the portfolio in            in 1995 and the portfolio in
 o Began investment career in 1982.          2003.                                   2002.
 o MBA, Drexel University.                 o Prior to that, fixed income           o Began investment career in 1984.
                                             strategist and director of
J. Christopher Gagnier                       research at Conseco Capital          Timothy C. Vile
Managing Director of Deutsche Asset          Management, director of fixed        CFA, Managing Director of Deutsche
Management and Co-Lead Manager of the        income research and product          Asset Management and Co-Lead Manager
portfolio.                                   management at Prudential             to the portfolio.
 o Joined Deutsche Asset Management          Securities, national sales            o Joined Deutsche Asset Management
   in 1997 and the portfolio in 2002.        manager for fixed income                in 1991.
 o Prior to that, portfolio manager,         securities at Prudential              o Prior to that, portfolio manager
   Paine Webber, from 1984 to 1997.          Securities and institutional            for fixed-income portfolios at
 o Began investment career in 1979.          sales professional at several           Equitable Capital Management.
 o MBA, University of Chicago.               firms including Prudential,           o Portfolio manager for Core Fixed
                                             Goldman Sachs and Merrill Lynch.        Income and Global Aggregate
Warren S. Davis                            o MBA, Baruch College.                    Fixed Income.
Managing Director of Deutsche Asset                                                o Joined the portfolio in 2004.
Management and Co-Lead Manager of the     Bruce A. Rodio
portfolio.                                Director of Deutsche Asset
 o Joined Deutsche Asset Management       Management and Portfolio Manager of
   in 1995 and the portfolio in 2002.     the portfolio.
 o Began investment career in 1985.        o Joined Deutsche Asset Management
 o MBA, Drexel University.                   in 2004 after 15 years of fixed
                                             income experience as portfolio
Daniel R. Taylor                             specialist at Morgan Stanley
CFA, Managing Director of Deutsche           Investment Management,
Asset Management and Co-Lead Manager         institutional sales at Credit
of the portfolio.                            Suisse First Boston and Morgan
 o Joined Deutsche Asset Management          Stanley, and regional vice
   in 1998 and the portfolio in 2002.        president at Van Kampen
 o Prior to that, fixed income               Investments.
   portfolio manager, asset-backed         o Portfolio/product manager for
   securities analyst and senior             Core Plus Fixed Income:
   credit analyst, CoreStates                Philadelphia.
   Investment Advisors, from 1992 to       o MBA, University of Pennsylvania
   1998.                                     Wharton School.
                                           o Joined the portfolio in 2004.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Fixed Income Portfolio -- Class A

--------------------------------------------------------------------------------
 Years Ended December 31,           2003      2002     2001^a    2000^b  1999^b
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $11.98    $11.48   $11.45    $11.00  $11.65
period
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^c            .45       .53      .62       .69     .60
--------------------------------------------------------------------------------
  Net realized and unrealized        .14       .37      .01^d     .36    (.85)
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations   .59       .90      .63      1.05    (.25)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.41)     (.40)    (.60)     (.60)   (.30)
--------------------------------------------------------------------------------
  Net realized gains on               --        --       --        --    (.10)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions               (.41)     (.40)    (.60)     (.60)   (.40)
--------------------------------------------------------------------------------
Net asset value, end of period    $12.16    $11.98   $11.48    $11.45  $11.00
--------------------------------------------------------------------------------
Total Return (%)                    5.13      8.01     5.71      9.90   (2.06)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            201       216      134        78      71
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense     .66       .65      .64       .68     .65
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense      .66       .65      .64       .67     .65
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income      3.75      4.57     5.46      6.36    5.42
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          229^e     267      176       311     131
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c    Based on average shares outstanding during the period.

^d The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of portfolio shares in relation to fluctuating market values of the investments of the portfolio.

^e The portfolio turnover rate including mortgage dollar roll transactions was 265% for the year ended December 31, 2003.

Scudder Global Blue Chip Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio managers believe are "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management. Although the portfolio may invest in any country, it primarily focuses on countries with developed economies (including the US).

In choosing stocks, the portfolio managers look for those blue-chip companies that appear likely to benefit from global economic trends or have promising new technologies or products.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The portfolio normally will sell a stock when the managers believe it has reached its fair value, when its fundamental factors have changed or when adjusting its exposure to a given country or industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 5% of total assets in junk bonds, (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case US and foreign stock markets. When US and foreign stock prices fall, especially prices of large company stocks, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

o Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.

o Liquidity Risk. Securities that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the managers' estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in foreign securities denominated in foreign currencies. To the extent that the portfolio is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. Emerging markets tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                         26.70       -3.36      -15.48     -15.77      29.13
--------------------------------------------------------------------------------
                          1999       2000        2001       2002       2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.36%, Q4 1999                   Worst Quarter: -16.17%, Q3 2002

2004 Total Return as of March 31: 3.66%



Average Annual Total Returns (%) as of 12/31/2003

                             1 Year          5 Years       Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A          29.13            2.40               1.73

Index                         33.11           -0.77               0.63
--------------------------------------------------------------------------------

Index: The MSCI World Index is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.

*    Since 5/5/98. Index comparison begins 4/30/98.

In the bar chart, total returns for 1999, 2000 and 2003 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000 and in 2003 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.48
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   1.48
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Global Blue Chip Portfolio to 1.56%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $151           $468           $808          $1,768
--------------------------------------------------------------------------------


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


Steve M. Wreford                          Oliver Kratz
CFA, Managing Director of                 Managing Director of Deutsche Asset
Deutsche Asset Management and             Management and Co-Manager of the
Co-Manager of the portfolio.              portfolio.
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management
   in 2000 and the portfolio in 2002.        in 1996 and the portfolio in
 o Responsible for European                  2003.
   Telecommunications Research.            o Head of global portfolio
 o Prior to that, five years of              selection team for Alpha
   experience as a telecommunication         Emerging Markets Equity: New
   and technology equity analyst for         York.
   CCF International, New York;            o Prior to that, two years of
   CCF Charterhouse, London and as a         experience at Merrill Lynch,
   management consultant for KPMG, UK.       Brown Brothers Harriman and
 o Chartered Accountant, UK (US CPA          McKinsey & Co.; authored
   equivalent).                              Frontier Emerging Markets
                                             Securities Price Behavior and
                                             Valuation; Kluwers Academic
                                             Publishers, 1999.
                                           o MALD and Ph.D from The Fletcher
                                             School, administered jointly by
                                             Harvard University and Tufts
                                             University.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Global Blue Chip Portfolio -- Class A

--------------------------------------------------------------------------------
 Years Ended December 31,         2003       2002      2001      2000^a   1999^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of   $ 8.08     $ 9.64    $11.81    $12.37   $ 9.79
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^b   .09        .07       .08       .03      .04
--------------------------------------------------------------------------------
  Net realized and unrealized     2.25      (1.57)    (1.90)     (.44)    2.57
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment           2.34      (1.50)    (1.82)     (.41)    2.61
  operations
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.03)      (.06)       --        --     (.03)
--------------------------------------------------------------------------------
  Net realized gains on             --         --      (.35)     (.15)      --
  investment transactions
--------------------------------------------------------------------------------
  Total distributions             (.03)      (.06)     (.35)     (.15)    (.03)
--------------------------------------------------------------------------------
Net asset value, end of period  $10.39     $ 8.08    $ 9.64    $11.81   $12.37
--------------------------------------------------------------------------------
Total Return (%)                 29.13^c   (15.77)   (15.48)    (3.36)^c 26.70^c
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period           55         43        44        33       17
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before          1.48       1.32      1.24      1.78     3.47
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense   1.17       1.32      1.24      1.50     1.56
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income    1.02        .79       .76       .28      .39
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)         65         41        52        54       65
--------------------------------------------------------------------------------

^a On June 18, 2001, the portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

^c   Total returns would have been lower had certain expenses not been reduced.

Scudder Government & Agency Securities Portfolio

(formerly, Scudder Government Securities Portfolio)


The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and are supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.


Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio focuses its investments on mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.


This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

   -2.74       18.98       2.56       8.96        7.03       0.68       10.93       7.48       8.05       2.26
-------------------------------------------------------------------------------------------------------------------
    1994        1995       1996       1997        1998       1999       2000        2001       2002       2003
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 6.07%, Q2 1995                    Worst Quarter: -2.46%, Q1 1994

2004 Total Return as of March 31: 1.35%



Average Annual Total Returns (%) as of 12/31/2003

                             1 Year             5 Years           10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          2.26               5.81               6.26

Index                         2.85               6.50               6.92
--------------------------------------------------------------------------------

Index: The Lehman Brothers GNMA Index is an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.61
--------------------------------------------------------------------------------


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $62            $195           $340           $762
--------------------------------------------------------------------------------


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


Sean P. McCaffrey                            William Chepolis
CFA, Managing Director of Deutsche Asset     CFA, Managing Director of Deutsche Asset
Management and Co-Manager of the             Management and Co-Manager of the
portfolio.                                   portfolio.
 o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in
   1996 after five years of experience          1998 after 13 years of experience as
   as fixed income analyst at Fidelity          vice president and portfolio manager
   Investments.                                 for Norwest Bank where he managed
 o Portfolio manager for structured and         the bank's fixed income and foreign
   quantitatively based active                  exchange portfolios.
   investment-grade and enhanced fixed        o Portfolio Manager and Head of the
   income strategies underlying retail          Rates Sector Specialty Fixed Income
   mutual fund and institutional                Team:
   mandates.                                    New York.
 o Head of the Fixed Income Enhanced          o Joined the portfolio in 2002.
   Strategies & Mutual Funds Team:
   New York.
 o MBA, Yale University.
 o Joined the portfolio in 2002.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government & Agency Securities Portfolio -- Class A

--------------------------------------------------------------------------------
 Years Ended December 31,           2003      2002     2001^a    2000^b   1999^b
--------------------------------------------------------------------------------
Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $12.84    $12.32   $11.96    $11.56   $12.08
period
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^c            .31       .62      .61       .75      .72
--------------------------------------------------------------------------------
  Net realized and unrealized       (.04)      .35      .25       .45     (.64)
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations   .27       .97      .86      1.20      .08
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.35)     (.45)    (.50)     (.80)    (.60)
--------------------------------------------------------------------------------
  Net realized gain on investment   (.22)       --       --        --       --
  transaction
--------------------------------------------------------------------------------
  Total distributions               (.57)     (.45)    (.50)     (.80)    (.60)
--------------------------------------------------------------------------------
Net asset value, end of period    $12.54    $12.84   $12.32    $11.96   $11.56
--------------------------------------------------------------------------------
Total Return (%)                    2.26      8.05     7.48     10.93      .68
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            347       551      305       152      146
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense     .61       .59      .60       .61      .63
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense      .61       .59      .60       .60      .63
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income      2.50      4.96     5.06      6.60     6.13
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          511^d     534^d    334       173      150
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c    Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 536% and 651% for the years ended December 31, 2003 and December 31, 2002, respectively.

Scudder Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large US companies that are similar in size to the companies in the Russell 1000 Growth Index (as of December 31, 2003, the Russell 1000 Growth Index had a median market capitalization of $4.0 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In managing the portfolio, the managers use a combination of three analytical disciplines:

Top-down analysis. The managers consider the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment.

Fundamental company research. The managers look for individual companies with above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies with projected above-average growth of revenue or earnings relative to their sector.

The managers may favor different types of securities from different industries and companies at different times.

The managers generally keep the portfolio's sector weightings similar to those of the Russell 1000 Growth Index.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, the company's fundamentals have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, options and covered call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the growth portion of the US stock market. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty; and

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

   -4.62       32.97      21.63       21.34      15.10      37.12      -19.06      -22.34     -29.41      24.71
-------------------------------------------------------------------------------------------------------------------
    1994        1995       1996       1997        1998       1999       2000        2001       2002       2003
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 28.94%, Q4 1999                   Worst Quarter: -21.97%, Q3 1998

2004 Total Return as of March 31: 0.65%



Average Annual Total Returns (%) as of 12/31/2003

                             1 Year            5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          24.71             -5.37                5.10

Index                         29.75             -5.11                9.21
--------------------------------------------------------------------------------

Index: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.64
--------------------------------------------------------------------------------


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $65            $205           $357           $798
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


Julie M. Van Cleave                       Jack A. Zehner                          Thomas J. Schmid
CFA, Managing Director of Deutsche        Director of Deutsche Asset              CFA, Director of Deutsche Asset
Asset Management and Portfolio Manager    Management and Portfolio Manager of     Management and Portfolio Manager of
of the portfolio.                         the portfolio.                          the portfolio.
 o Joined Deutsche Asset Management        o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
   and the portfolio in 2002.                and the portfolio in 2002.              and the portfolio in 2002.
 o Head of Large Cap Growth Portfolio      o Previous experience includes          o Previous experience includes 15
   Selection Team.                           eight years' investment industry        years' investment industry
 o Previous experience includes 18           experience at Mason Street              experience, most recently as
   years' investment industry                Advisors where he served most           Director -- Common Stock at Mason
   experience at Mason Street                recently as Director -- Common          Street Advisors.
   Advisors, most recently serving as        Stock.                                o MBA, University of Chicago.
   Managing Director and team leader       o MBA, Marquette University.
   for the large cap investment team.
 o MBA, University of Wisconsin --
   Madison.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Growth Portfolio -- Class A

--------------------------------------------------------------------------------
 Years Ended December 31,         2003      2002      2001      2000^a    1999^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of   $14.86    $21.05    $30.12    $40.54    $29.57
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^b   .05       .01       .03      (.01)     (.01)
--------------------------------------------------------------------------------
  Net realized and unrealized     3.62     (6.20)    (6.75)    (6.81)    10.98
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment           3.67     (6.19)    (6.72)    (6.82)    10.97
  operations
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.02)       --      (.03)       --        --
--------------------------------------------------------------------------------
  Net realized gains on             --        --     (2.31)    (3.60)       --
  investment transactions
--------------------------------------------------------------------------------
  Return of capital                 --        --      (.01)       --        --
--------------------------------------------------------------------------------
  Total distributions             (.02)       --     (2.35)    (3.60)       --
--------------------------------------------------------------------------------
Net asset value, end of period  $18.51    $14.86    $21.05    $30.12    $40.54
--------------------------------------------------------------------------------
Total Return (%)                 24.71    (29.41)   (22.34)   (19.06)    37.12
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period          313       246       420       583       738
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)              .64       .64       .63       .65       .66
--------------------------------------------------------------------------------
Ratio of net investment income     .29       .07       .13      (.03)     (.04)
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)         26        38        73        65        87
--------------------------------------------------------------------------------

^a On June 18, 2001, the portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b    Based on average shares outstanding during the period.

Scudder High Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. Generally, most are from US issuers, but up to 25% of total assets could be invested in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using both a "top-down" approach, focusing on sector allocations and considering macro trends in the economy and a "bottom-up" approach, by using relative value and fundamental analysis, to select the best securities within each sector. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Portfolio Maturity. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.


Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices vary over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

   -2.24       17.40      14.06       11.61       1.45       2.15       -8.68       2.63      -0.30       24.62
-------------------------------------------------------------------------------------------------------------------
    1994        1995       1996       1997        1998       1999       2000        2001       2002       2003
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 8.59%, Q2 2003                    Worst Quarter: -6.66%, Q3 1998

2004 Total Return as of March 31: 1.66%



Average Annual Total Returns (%) as of 12/31/2003

                             1 Year        5 Years         10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A          24.62         3.53             5.83

Index 1*                      27.94         6.44             7.30

Index 2                       42.98         11.79            11.67
--------------------------------------------------------------------------------

Index 1: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield market.

Index 2: The Citigroup Long-Term High Yield Bond Index (formerly known as Salomon Smith Barney Long-Term High Yield Bond Index) is an unmanaged index that is on a total return basis with all dividends reinvested and is composed of high-yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc.

* Effective May 2004, the CS First Boston High Yield Index replaced the Citigroup Long-Term High Yield Bond Year Index as the portfolio's benchmark index because the advisor believes that the CS First Boston High Yield Index is the most representative of the high yield market and best represents the portfolio's investment objective and process.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.07
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.67
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $68            $214           $373           $835
--------------------------------------------------------------------------------


The Portfolio Manager

The following person handles the day-to-day management of the portfolio:


  Andrew P. Cestone
  Managing Director of Deutsche Asset
  Management and Lead Manager of the
  portfolio.
  o   Joined Deutsche Asset Management
      in 1998 and the portfolio in 2002.
  o   Prior to that, investment analyst,
      Phoenix Investment Partners, from
      1997 to 1998.
  o   Prior to that, Credit Officer,
      asset based lending group, Fleet
      Bank, from 1995 to 1997.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder High Income Portfolio -- Class A

--------------------------------------------------------------------------------
 Years Ended December 31,           2003      2002     2001^a    2000^b   1999^b
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 7.40    $ 8.13   $ 9.16    $11.46   $12.27
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income^c            .67       .75      .84      1.14     1.22
--------------------------------------------------------------------------------
  Net realized and unrealized       1.03      (.74)    (.59)    (2.04)    (.93)
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations  1.70       .01      .25     (.90)      .29
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.67)     (.74)   (1.28)    (1.40)   (1.10)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 8.43    $ 7.40   $ 8.13    $ 9.16   $11.46
--------------------------------------------------------------------------------
Total Return (%)                   24.62      (.30)    2.63    (8.68)     2.15
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            413       329      335       309      396
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .67       .66      .70       .68      .67
--------------------------------------------------------------------------------
Ratio of net investment income (%)  8.62     10.07     9.89     11.23    10.40
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          165       138       77        54       42
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly. (see Notes to Financial Statements).

^c    Based on average shares outstanding during the period.

Scudder International Select Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics.

The portfolio primarily invests in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

The MSCI EAFE(R) Index has a median market capitalization of approximately $2.6 billion. Under normal market conditions, the portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

The portfolio managers seek to identify a focused list of approximately 30 to 40 companies that offer, in their opinion, the greatest upside potential on a rolling 12-month view. The portfolio managers use an entirely bottom-up approach, with no active allocation among countries, regions or industries.

The portfolio managers' process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE(R) Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio managers set a target price objective (the portfolio managers' opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The portfolio managers apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the portfolio. Stocks are sold when they meet their target price objectives or when the portfolio managers revise price objectives downward. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio managers may use these and other types of derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the portfolio.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the portfolio invests, they may in the future.

o Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.

o Liquidity Risk. Securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the portfolio managers' estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in foreign securities denominated in foreign currencies. To the extent that the portfolio is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. Emerging markets tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

   -3.59       12.83      16.49       9.46       10.02      45.71      -20.49      -24.43     -13.48      29.83
-------------------------------------------------------------------------------------------------------------------
    1994        1995       1996       1997        1998       1999       2000        2001       2002       2003
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998

2004 Total Return as of March 31: 3.85%

Average Annual Total Returns (%) as of 12/31/2003

                                           1 Year                        5 Years                       10 Years
---------------------------------------------------------------------------------------------------------------------------
Portfolio -- Class A                         29.83                         -0.33                          4.14

Index 1                                      40.71                          1.15                          4.44

Index 2                                      38.59                         -0.05                          4.47
---------------------------------------------------------------------------------------------------------------------------

Index 1: The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Market Free Index) is an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.

Index 2: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.


Fee Table                                                              Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       None
--------------------------------------------------------------------------------
Other Expenses                                                         0.19
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        0.94
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual portfolios. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                                                            1 Year        3 Years        5 Years        10 Years
---------------------------------------------------------------------------------------------------------------------------
Class A shares                                                      $96            $300           $520          $1,155
---------------------------------------------------------------------------------------------------------------------------

The Portfolio Managers

Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor to the portfolio. The following people handle the day-to-day management of the portfolio:

Alex Tedder                               Matthias Knerr                          Sangita Uberoi
Managing Director of Deutsche Asset       CFA, Director, Deutsche Asset           CFA, Director, Deutsche Asset
Management and Lead Manager to            Management and Manager of the           Management and Manager of the
the portfolio.                            portfolio.                              Portfolio.
  o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in   o Joined Deutsche Asset Management in
    1994 and the portfolio in 2002.           1995 and the portfolio in 2004.         1994 and the portfolio in 2004.
  o Head of International Select Equity     o Head of the Capital Goods Global      o Head of the Global Equity Research
    strategy; portfolio manager and           Sector Team: London.                    Team for Consumer Goods, Retail and
    analyst for Core EAFE strategy:         o Portfolio manager for EAFE Equities     Leisure Sector: London.
    London.                                   and Global Equities.                  o Portfolio manager for EAFE Equities.
  o Previously managed European equities                                            o Previous experience includes two
    and responsible for insurance sector                                              years in equity research
    with 4 years of experience at                                                     and investments at Lehman Brothers
    Schroder Investment Management.                                                   & Smith Barney.
  o MA, Freiburg University.

Clare Gray
CFA, Director of Deutsche Asset
Management and Manager of the portfolio.
  o Joined Deutsche Asset Management in
    1993 and the portfolio in 2002.
  o Portfolio manager with primary focus
    on European markets and senior
    analyst covering global
    telecommunications: London.
  o Previous experience includes three
    years of experience in international
    investments and corporate finance
    with Citicorp Securities.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder International Select Equity Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                  2003      2002     2001     2000^a     1999^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 7.96    $ 9.24   $14.73    $21.45   $17.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                              .10       .12      .05       .08      .07
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         2.23    (1.36)   (3.46)    (3.90)     6.73
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           2.33    (1.24)   (3.41)    (3.82)     6.80
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.11)     (.04)    (.10)        --    (.20)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --        --   (1.98)    (2.90)   (2.15)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.11)     (.04)   (2.08)    (2.90)   (2.35)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $10.18    $ 7.96   $ 9.24    $14.73   $21.45
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            29.83    (13.48)  (24.43)   (20.49)   45.71
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        147       120      121       179      252
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .94       .85      .92       .84      .94
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.17      1.46      .44       .47      .40
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   139       190      145        87      136
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the portfolio implemented a 1 for 10 reverse stock split.
   Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b Based on average shares outstanding during the period.

Scudder Large Cap Value Portfolio

(formerly, Scudder Contrarian Value Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of December 31, 2003, the Russell 1000 Value Index had a median market capitalization of $3.717 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

                                      30.38      19.26      -10.21      16.13       1.87      -14.98      32.60
-------------------------------------------------------------------------------------------------------------------
                                      1997        1998       1999       2000        2001       2002       2003
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.86%, Q2 2003                   Worst Quarter: -19.06%, Q3 2002

2004 Total Return as of March 31: 1.08%

Average Annual Total Returns (%) as of 12/31/2003

                           1 Year              5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A       32.60                 3.67               10.73

Index                      30.03                 3.56               10.40
--------------------------------------------------------------------------------

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

* Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                         None
--------------------------------------------------------------------------------
Other Expenses                                                           0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                         0.80
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Large Cap Value Portfolio to 0.80%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                                                            1 Year        3 Years        5 Years        10 Years
---------------------------------------------------------------------------------------------------------------------------
Class A shares                                                      $82            $255           $444           $990
---------------------------------------------------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Thomas Sassi                                 Frederick L. Gaskin
Managing Director of Deutsche Asset          Managing Director of Deutsche Asset
Management and Lead Manager of the           Management and Manager of the
portfolio.                                   portfolio.
  o Joined Deutsche Asset Management in        o Joined Deutsche Asset Management in
    1996 and the portfolio in 1997.              1996 and the portfolio in 1997.
  o Over 32 years of investment industry       o Over 17 years of investment industry
    experience.                                  experience.
  o MBA, Hofstra University.                   o MBA, Babcock Graduate School of
                                                 Management at Wake Forest University.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Large Cap Value Portfolio -- Class A

------------------------------------------------------------------------------------------------------
Years Ended December 31,                              2003      2002     2001      2000^a   1999^a
------------------------------------------------------------------------------------------------------
Selected Per Share Data
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $11.24    $13.40   $13.40    $14.70   $17.57
------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                         .24       .23      .23       .30      .37
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on            3.33    (2.20)      .01      1.40   (1.94)
  investment transactions
------------------------------------------------------------------------------------------------------
  Total from investment operations                      3.57    (1.97)      .24      1.70   (1.57)
------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                (.24)     (.19)    (.24)     (.40)    (.30)
------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions           --        --       --    (2.60)   (1.00)
------------------------------------------------------------------------------------------------------
  Total distributions                                  (.24)     (.19)    (.24)    (3.00)   (1.30)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $14.57    $11.24   $13.40    $13.40   $14.70
------------------------------------------------------------------------------------------------------
Total Return (%)                                       32.60    (14.98)    1.87     16.13   (10.21)
------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   263       215      257       219      237
------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)          .80       .79      .79       .80      .81
------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)           .80       .79      .79       .80      .80
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               1.94      1.84     1.75      2.55     2.14
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               58        84       72        56       88
------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
^b  Based on average shares outstanding during the period.

Scudder Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   -  are unrated, but are determined to be of similar quality by the advisor;
      or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US Government, corporations and municipalities. The portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks.

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market portfolios.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o the securities lose value before they can be sold. The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year-- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

    3.95        5.66       5.03       5.25        5.15       4.84       6.10        3.75       1.35       0.72
-------------------------------------------------------------------------------------------------------------------
    1994        1995       1996       1997        1998       1999       2000        2001       2002       2003
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000                    Worst Quarter: 0.14%, Q3 2003

2004 Total Return as of March 31: 0.19%



Average Annual Total Returns (%) as of 12/31/2003

                               1 Year          5 Years           10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A            0.72            3.33               4.17
--------------------------------------------------------------------------------

7-day yield as of December 31, 2003: 0.76%

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.50%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.54
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $55            $173           $302           $677
--------------------------------------------------------------------------------

The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class A

--------------------------------------------------------------------------------
 Years Ended December 31,           2003      2002     2001      2000     1999
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $1.000    $1.000   $1.000    $1.000   $1.000
period
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income             .007      .013     .037      .059     .050
--------------------------------------------------------------------------------
  Total from investment operations  .007      .013     .037      .059     .050
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.007)    (.013)   (.037)    (.059)   (.050)
--------------------------------------------------------------------------------
  Total distributions              (.007)    (.013)   (.037)    (.059)   (.050)
--------------------------------------------------------------------------------
Net asset value, end of period    $1.000    $1.000   $1.000    $1.000   $1.000
--------------------------------------------------------------------------------
Total Return (%)                     .72      1.35     3.75      6.10     4.84
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            326       570      671       279      231
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .54       .54      .55       .58      .54
--------------------------------------------------------------------------------
Ratio of net investment income (%)   .73      1.35     3.39      5.94     4.77
--------------------------------------------------------------------------------

Scudder Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2003, the Russell 2000 Growth Index had a median market capitalization of $461 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using extensive fundamental and field research, the managers look for companies that have low debt, exceptional management teams that hold a significant stake in the company, strong current or potential competitive positioning, and potential annual earnings growth of at least 15%, among other factors. The managers often find these companies in rapidly changing sectors of the economy, such as telecommunications, biotechnology and high tech.

The managers generally look for companies that they believe have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

The managers may favor different types of securities from different industries and companies at different times.

The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given industry.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the portfolio may continue to hold their stock, but generally will not add to these holdings.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stocks perform -- in this case, the small and mid-size company portion of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them. To the extent that it invests in small and/or mid-sized companies, the portfolio will be subject to increased risk because smaller company stocks tend to be more volatile than stocks of larger companies, in part because, among other things, smaller companies tend to be less established than larger companies, often have more limited product lines, and may depend more heavily upon a few key employees. In addition, the valuation of their stocks often depends on future expectations.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors who are looking to add the growth potential of small and mid-size companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

               30.07      28.04       34.20      18.37      34.56      -10.71      -28.91     -33.36      32.94
-------------------------------------------------------------------------------------------------------------------
                1995       1996       1997        1998       1999       2000        2001       2002       2003
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999                   Worst Quarter: -31.72%, Q3 2001

2004 Total Return as of March 31: 5.20%


Average Annual Total Returns (%) as of 12/31/2003

                                           1 Year                        5 Years                  Life of Portfolio*
---------------------------------------------------------------------------------------------------------------------------
Portfolio -- Class A                         32.94                         -5.42                          7.88

Index                                        48.54                          0.86                          6.07
---------------------------------------------------------------------------------------------------------------------------

Index: The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values.

*   Since 5/2/94. Index comparison begins 4/30/94.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      None
--------------------------------------------------------------------------------
Other Expenses                                                        0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                       0.69
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                                                            1 Year        3 Years        5 Years        10 Years
---------------------------------------------------------------------------------------------------------------------------
Class A shares                                                      $70            $221           $384           $859
---------------------------------------------------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Audrey M.T. Jones                         Samuel A. Dedio                         Doris R. Klug
CFA, Managing Director of Deutsche Asset  Managing Director of Deutsche Asset     CFA, Director of Deutsche Asset
Management and Lead Portfolio Manager of  Management and Portfolio Manager of     Management and Portfolio Manager of
the portfolio.                            the portfolio.                          the portfolio.
  o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in   o Joined Deutsche Asset Management in
    1986 and the portfolio in 2002.           1999 after eight years of               2000 and the portfolio in 2002.
  o Portfolio manager with a primary          experience as analyst at Ernst &      o Portfolio manager with a primary
    focus on the credit                       Young, LLP, Evergreen Asset             focus on the consumer and capital
    sensitive, communications services,       Management and Standard & Poor's        goods sectors.
    energy, process industries and            Corp.                                 o Vice President of Mutual of America
    transportation sectors.                 o Portfolio manager for US small- and     from 1993-2000.
  o Over 30 years of investment industry      mid-cap equity and senior small cap   o Over 22 years of financial industry
    experience.                               analyst for technology.                 experience.
  o BBA, Pace University Lubin School of    o MS, American University, Kogod        o MBA, Stern School of Business,
    Business.                                 School of Business.                     New York University.
                                            o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder Small Cap Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                  2003      2002     2001     2000^a     1999^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 8.53   $12.80    $21.64   $26.54    $19.71
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                            (.04)    (.02)     (.02)    (.09)     (.06)
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         2.85   (4.25)    (6.27)   (2.01)      6.89
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           2.81   (4.27)    (6.29)   (2.10)      6.83
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions                                --       --    (2.52)   (2.80)        --
---------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                            --       --     (.03)       --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                          --       --    (2.55)   (2.80)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.34   $ 8.53    $12.80   $21.64    $26.54
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            32.94   (33.36)   (28.91)  (10.71)    34.56
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        210      154       232      301       264
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses  (%)                                                        .69      .71       .68      .72       .71
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.41)    (.24)     (.12)    (.34)     (.30)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   123       68       143      124       208
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the portfolio implemented a 1 for 10 reverse stock split.
   Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b Based on average shares outstanding during the period.

Scudder Strategic Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks a high current return. The portfolio invests mainly in bonds issued by US and foreign corporations and governments. The credit quality of the portfolio's investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in foreign bonds. The portfolio may also invest in emerging markets securities and dividend-paying common stocks.

In deciding which types of securities to buy and sell, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers' creditworthiness.

The managers may shift the proportions of the portfolio's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented.

The managers may adjust the duration (a measure of sensitivity to interest rates) of the portfolio's portfolio, depending on their outlook for interest rates.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, th e Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

Part of the portfolio's current investment strategy involves the use of various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Investors looking for a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks, and who can accept risk of loss of principal, may want to invest in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies were in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with four broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

                   10.98      -5.85       2.57        5.23      11.30       7.85
--------------------------------------------------------------------------------
                    1998       1999       2000        2001       2002       2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 6.35%, Q3 1998                    Worst Quarter: -3.33%, Q2 1999

2004 Total Return as of March 31: 0.97%


Average Annual Total Returns (%) as of 12/31/2003

                                              1 Year                    5 Years              Life of Portfolio*
--------------------------------------------------------------------------------------------------------------------
Portfolio -- Class A                           7.85                       4.05                      5.09

Index 1                                       14.91                       5.75                      7.49

Index 2                                       28.82                      16.30                     10.99

Index 3                                       27.23                       5.47                      6.29

Index 4                                        2.24                       6.18                      7.59
--------------------------------------------------------------------------------------------------------------------

Index 1: The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries (including the US) with maturities greater than one year.

Index 2: The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.

Index 3: The Merrill Lynch High Yield Master Cash Pay Only Index is an unmanaged index which tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

Index 4: The Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

*   Since 5/1/97. Index comparisons begin 4/30/97.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                            Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                       0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       None
--------------------------------------------------------------------------------
Other Expenses                                                        0.18
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                      0.83
--------------------------------------------------------------------------------

    * Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Strategic Income Portfolio to 1.05%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                                                            1 Year        3 Years        5 Years        10 Years
---------------------------------------------------------------------------------------------------------------------------
Class A shares                                                      $85            $265           $460          $1,025
---------------------------------------------------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio, except for the emerging market debt portion of the portfolio:

Jan Faller                                Andrew P. Cestone                        Sean P. McCaffrey
CFA, Managing Director of Deutsche Asset  Managing Director of Deutsche Asset      CFA, Managing Director of Deutsche
Management and Lead Manager of the        Management and Portfolio Manager of the  Asset Management and Portfolio Manager
portfolio.                                portfolio.                               of the portfolio.
  o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in
    1999 and the portfolio in 2000.            1998 and the portfolio in 2002.           1996 after five years of experience
  o Over 13 years of investment industry     o Prior to that, investment analyst,        as fixed income analyst at Fidelity
    experience.                                Phoenix Investment Partners, from         Investments.
  o PanAgora Asset Management, Bond and        1997 to 1998.                           o Portfolio manager for structured
    Currency Investment Manager from 1995    o Prior to that, Credit Officer, asset      and quantitatively based active
    to 1999.                                   based lending group, Fleet Bank,          investment-grade and enhanced
  o MBA, Amos Tuck School, Dartmouth           from 1995 to 1997.                        fixed-income strategies underlying
    College.                                                                             retail mutual funds and
                                                                                         institutional mandates.
                                                                                       o Head of the Fixed Income Enhanced
                                                                                         Strategies & Mutual Funds Team:
                                                                                         New York.
                                                                                       o MBA, Yale University.
                                                                                       o Joined the portfolio in 2002.

Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor for the portfolio responsible for managing the portion of the portfolio's assets invested in emerging market debt securities. The following people handle the day-to-day management of this portion of the portfolio:

Brett Diment                             Edwin Gutierrez
Managing Director of Deutsche Asset      Director of Deutsche Asset Management.
Management.                                o Member of Emerging Debt team:
  o Joined Deutsche Asset Management in      London.
    1991.                                  o Joined Deutsche Asset Management in
  o Over 13 years of investment industry     2000 after 5 years of experience
    experience.                              including emerging debt portfolio
  o Head of Emerging Market Debt for         manager at INVESCO Asset Management
    London Fixed Income and responsible      responsible for Latin America and
    for coordinating research into           Asia and economist responsible for
    Continental European markets and         Latin America at LGT Asset
    managing global fixed income,            Management.
    balanced and cash based portfolios:    o Joined the portfolio in 2002.
    London.                                o MsC, Georgetown University.
  o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Strategic Income Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                  2003      2002    2001^a     2000^b     1999^b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $11.10    $10.27   $ 9.86    $ 9.86   $11.09
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income(c)                                                    .41       .45      .48       .51      .47
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions          .47       .68      .03     (.26)   (1.10)
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                            .88      1.13      .51       .25    (.63)
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.15)     (.30)    (.10)     (.25)    (.40)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.01)        --       --        --    (.20)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.16)     (.30)    (.10)     (.25)    (.60)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.82    $11.10   $10.27    $ 9.86   $ 9.86
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                             7.85     11.30     5.23      2.57   (5.85)
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         62        60       21         9        6
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .83       .73      .66      1.14     1.03
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .83       .73      .65      1.10     1.01
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                           3.60      4.26     4.76      5.26     4.57
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   160        65       27       154      212
---------------------------------------------------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets from 5.16% to 4.76%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the portfolio implemented a 1 for 10 reverse stock split.
   Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c Based on average shares outstanding during the period.

Scudder Technology Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of US companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semi-conductors, software, telecom equipment and computer/hardware. The portfolio may invest in companies of any size.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

In addition, the managers use the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment objective, as well as appropriate benchmarks and peer groups. The managers may favor securities from different industries and companies within the technology sector at different times.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given technology industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the technology sector of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

Concentration Risk. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.


Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters;

o  growth stocks may be out of favor for certain periods; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index and another relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

                                       -21.57      -32.39     -35.52      46.84

--------------------------------------------------------------------------------
                                        2000        2001       2002       2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 28.57%, Q4 2001                   Worst Quarter: -33.64%, Q3 2001

2004 Total Return as of March 31: -1.02%

Average Annual Total Returns (%) as of 12/31/2003

                                    1 Year             Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                  46.84                    -2.45

Index 1                               29.75                    -6.73

Index 2                               54.18                    -8.18
--------------------------------------------------------------------------------

Index 1: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

Index 2: The Goldman Sachs Technology Index is a modified capitalization-weighted index composed of companies involved in the technology industry.

*   Since 5/1/99. Index comparisons begin 4/30/99.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                           0.11
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                         0.86
--------------------------------------------------------------------------------

    * Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Technology Growth Portfolio to 0.95%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $88            $274           $477          $1,061
--------------------------------------------------------------------------------

The Portfolio Managers


The following people handle the day-to-day management of the portfolio:

Ian Link                                  Anne Meisner
CFA, Managing Director of Deutsche Asset  Managing Director of Deutsche Asset
Management and Lead Manager of the        Management and Portfolio
portfolio.                                Manager of the portfolio.
  o Joined Deutsche Asset Management and     o Joined Deutsche Asset Management in 2001,
    the portfolio in 2004.                     after 9 years of experience at Goldman
  o Head of Technology Global Sector Team.     Sachs as vice president, both in the fixed
  o Prior to joining Deutsche Asset            income technology division, as well as in
    Management, had 14 years of                equity research as the lead Infrastructure
    experience as senior vice president,       Software analyst, previously serving as
    fund manager, head of communications       member of technical staff at
    and technology teams and equity            Bell Communications Research (formerly
    analyst for Franklin Templeton             Bell Labs).
    Investments.                             o Analyst for global equity, Hardware and
  o MBA, University of California,             Software sector: New York.
    Berkeley.                                o Joined the portfolio in 2003.
                                             o MBA, Columbia University Business School.
                                             o MS, Computer Science, Michigan State
                                               University.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Technology Growth Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                  2003      2002    2001       2000^a    1999^a^b
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 6.02    $ 9.36   $13.87   $17.77    $10.00
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                            (.04)     (.03)      .01      .04       .05
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         2.86    (3.30)   (4.50)   (3.84)      7.72
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           2.82    (3.33)   (4.49)   (3.80)      7.77
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                        --     (.01)    (.02)       --        --
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --        --       --    (.10)        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                          --     (.01)    (.02)    (.10)        --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 8.84    $ 6.02   $ 9.36   $13.87    $17.77
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            46.84    (35.52)  (32.39)  (21.57)   77.70d**
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        257       219      351      270        84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .86       .80      .81      .82     1.19*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .86       .80      .81      .82      .94*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.50)     (.37)      .12      .21      .60*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    66        64       56      107       34*
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the portfolio implemented a 1 for 10 reverse stock split.
   Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b For the period from May 1, 1999 (commencement of operations) to December 31,
   1999.

^c Based on average shares outstanding during the period.

^d Total return would have been lower had certain expenses not been reduced.

*  Annualized

** Not annualized

Scudder Total Return Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds and mortgage- and asset-backed securities. In deciding which types of securities to buy, the managers consider the relative attractiveness of growth stocks and bonds and determine allocations for each. Their decisions are based on a number of factors including interest rates and general market conditions. Generally, most are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

In choosing individual stocks, the managers favor large companies that have the potential to display above-average earnings growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers, industries and economic sectors represented.

The portfolio managers will normally sell a stock when the managers believe its price is unlikely to go higher, the company's fundamentals have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given industry.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters;

o the advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security's credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

   -9.49       25.97      16.76       19.96      15.14      14.81       -2.63      -6.09      -15.17      18.10
-------------------------------------------------------------------------------------------------------------------
    1994        1995       1996       1997        1998       1999       2000        2001       2002       2003
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997                   Worst Quarter: -9.91%, Q2 2002

2004 Total Return as of March 31: 2.16%



Average Annual Total Returns (%) as of 12/31/2003

                              1 Year        5 Years         10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A           18.10         1.02             6.82

Index 1                       28.68         -0.57            11.07

Index 2                        4.10          6.62             6.95

Index 3                       29.75         -5.11             9.21
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The Lehman Brothers Aggregate Bond Index is an index comprised of approximately 6,000 publicly traded bonds including US Government, mortgage-backed, corporate, and yankee bonds with an approximate average maturity of 10 years.

Index 3: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with greater-than-average orientation.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.59
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $60            $189           $329           $738
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

The portfolio is managed by three
teams of investment professionals who     Fixed Income Team                       William T. Lissenden
share responsibility for the                                                      Director of Deutsche Asset
portfolio's investment                    J. Christopher Gagnier                  Management and Portfolio Manager of
management decisions.                     Managing Director of Deutsche Asset     the portfolio.
                                          Management and Portfolio Manager of      o Joined Deutsche Asset Management
Equity Team                               the portfolio.                             in 2002 and the portfolio in
                                           o Joined Deutsche Asset Management        2003.
Julie M. Van Cleave                          in 1997 and the portfolio in          o Prior to that, fixed income
CFA, Managing Director of Deutsche           2002.                                   strategist and director of
Asset Management and Lead Portfolio        o Prior to that, portfolio                research at Conseco Capital
Manager of the portfolio.                    manager, Paine Webber, from 1984        Management, director of fixed
 o Joined Deutsche Asset Management          to 1997.                                income research and product
   and the portfolio in 2002.              o Began investment career in 1979.        management at Prudential
 o Head of Large Cap Growth Portfolio      o MBA, University of Chicago.             Securities, national sales
   Selection Team.                                                                   manager for fixed income
 o Previous experience includes           Gary W. Bartlett                           securities at Prudential
   18 years' investment industry          CFA, Managing Director of Deutsche         Securities and institutional
   experience at Mason Street             Asset Management and Portfolio             sales professional at several
   Advisors, most recently serving as     Manager of the portfolio.                  firms including Prudential,
   Managing Director and team leader       o Joined Deutsche Asset Management        Goldman Sachs and Merrill Lynch.
   for the large cap investment team.        in 1992 and the portfolio in          o MBA, Baruch College.
 o MBA, University of Wisconsin --           2002.
   Madison.                                o Began investment career in 1982.     Timothy C. Vile
                                           o MBA, Drexel University.              CFA, Managing Director of Deutsche
Jack A. Zehner                                                                    Asset Management and Portfolio
Director of Deutsche Asset Management     Warren S. Davis                         Manager of the portfolio.
and Portfolio Manager of the portfolio.   Managing Director of Deutsche Asset      o Joined Deutsche Asset Management
 o Joined Deutsche Asset Management       Management and Portfolio Manager of        in 1991 and the portfolio in
   and the portfolio in 2002.             the portfolio.                             2003.
 o Previous experience includes nine       o Joined Deutsche Asset Management      o Prior to that, portfolio manager
   years' investment industry                in 1995 and the portfolio in            for fixed income portfolios at
   experience at Mason Street                2002.                                   Equitable Capital Management.
   Advisors where he served most           o Began investment career in 1985.      o Began investment career in 1984.
   recently as Director --                 o MBA, Drexel University.
   Common Stock.                                                                  Brett Diment
 o MBA, Marquette University.             Daniel R. Taylor                        Managing Director of Deutsche Asset
                                          CFA, Managing Director of Deutsche      Management and Consultant to the
Thomas J. Schmid                          Asset Management and Portfolio          portfolio.
CFA, Director of Deutsche Asset           Manager of the portfolio.                o Joined Deutsche Asset Management
Management and Portfolio Manager           o Joined Deutsche Asset Management        in 1991 and the portfolio in
of the portfolio.                            in 1998 and the portfolio in            2003.
 o Joined Deutsche Asset Management          2002.                                 o Head of Emerging Market Debt for
   and the portfolio in 2002.              o Prior to that, fixed income             London Fixed Income and
 o Previous experience includes 15           portfolio manager, asset-backed         responsible for coordinating
   years' investment industry                securities analyst and senior           research into Continental
   experience, most recently serving         credit analyst, CoreStates              European markets and managing
   as Director -- Common Stock at            Investment Advisors, from 1992          global fixed income,
   Mason Street Advisors.                    to 1998.                                balanced and cash based
 o MBA, University of Chicago.             o Began investment career in 1992.        portfolios: London.
                                                                                   o Began investment career in 1991.
                                          Thomas J. Flaherty
                                          Managing Director of Deutsche Asset     Asset Allocation Team
                                          Management and Portfolio Manager
                                          of the portfolio.                       Janet Campagna
                                           o Joined Deutsche Asset Management     Managing Director of Deutsche Asset
                                             in 1995 and the portfolio in         Management and Portfolio Manager
                                             2002.                                of the portfolio.
                                           o Began investment career in 1984.      o Joined Deutsche Asset Management
                                                                                     in 1999 and the portfolio in
                                          Andrew P. Cestone                          2002.
                                          Managing Director of Deutsche Asset      o Head of global and tactical
                                          Management and Portfolio Manager of        asset allocation.
                                          the portfolio.                           o Investment strategist and
                                           o Joined Deutsche Asset Management        manager of the asset allocation
                                             in 1998 and the portfolio in            strategies group for Barclays
                                             2002.                                   Global Investors from 1994
                                           o Prior to that, investment               to 1999.
                                             analyst, Phoenix Investment           o Over 16 years of investment
                                             Partners, from 1997 to 1998.            industry experience.
                                           o Prior to that, credit officer,        o Master's degree in Social
                                             asset based lending group, Fleet        Science from California
                                             Bank, from 1995 to 1997.                Institute of Technology.
                                                                                   o Ph.D in Political Science from
                                                                                     University of California at
                                                                                     Irvine.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio -- Class A

--------------------------------------------------------------------------------
 Years Ended December 31,           2003      2002     2001^a    2000^b   1999^b
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $18.66    $22.57   $25.91    $28.82   $27.35
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^c     .37       .47      .61       .74      .84
--------------------------------------------------------------------------------
  Net realized and unrealized       2.90     (3.81)   (2.20)    (1.40)    3.03
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations  3.27     (3.34)   (1.59)     (.66)    3.87
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.61)     (.57)    (.80)     (.90)    (.90)
--------------------------------------------------------------------------------
  Net realized gains on               --        --     (.95)    (1.35)   (1.50)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions               (.61)     (.57)   (1.75)    (2.25)   (2.40)
--------------------------------------------------------------------------------
Net asset value, end of period    $21.32    $18.66   $22.57    $25.91   $28.82
--------------------------------------------------------------------------------
Total Return (%)                   18.10    (15.17)   (6.09)    (2.63)   14.81
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            667       640      861       851      952
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)                .59       .58      .58       .61      .61
--------------------------------------------------------------------------------
Ratio of net investment income      1.88      2.32     2.63      2.75     3.12
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          102^d     140      115       107       80
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.

^b On June 18, 2001, the portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c    Based on average shares outstanding during the period.

^d The portfolio turnover rate including mortgage dollar roll transactions was 108% for the year ended December 31, 2003.

SVS Davis Venture Value Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

The portfolio invests primarily in common stock of US companies with market capitalizations of at least $5 billion.

The portfolio managers select common stocks of quality, overlooked growth companies at value prices and hold them for the long term. The portfolio managers look for companies with sustainable growth rates selling at modest price-earnings multiples that the portfolio managers hope will expand as other investors recognize the company's true worth. The portfolio managers believe that by combining a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks.

The portfolio managers consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

The portfolio may also invest in foreign companies and US companies with smaller market capitalizations.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors with long-term goals who want a core stock investment may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                                                          -15.79      29.84
-------------------------------------------------------------------------------
                                                           2002       2003
-------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 17.04%, Q2 2003                   Worst Quarter: -12.70%, Q3 2002

2004 Total Return as of March 31: 3.94%


Average Annual Total Returns (%) as of 12/31/2003

                                      1 Year           Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                   29.84                  1.43

Index                                  30.03                  1.88
--------------------------------------------------------------------------------

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*    Since 5/1/01. Index comparison begins 4/30/01.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   1.01
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Davis Venture Value Portfolio to 1.15%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $103           $322           $558          $1,236
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Davis Selected Advisers, L.P. The portfolio managers are Christopher C. Davis and Kenneth Charles Feinberg, who have each managed the portfolio since inception. Mr. Davis is Chief Executive Officer of Davis Selected Advisers, L.P. and manages several funds advised by the firm. Mr. Davis began his investment career and joined the subadvisor in 1988. Mr. Feinberg also manages several funds advised by Davis Selected Advisers, L.P. He began his investment career in 1987 and joined the subadvisor in 1994 as a research analyst.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Davis Venture Value Portfolio -- Class A

--------------------------------------------------------------------------------
 Years Ended December 31,                              2003      2002    2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 7.99    $ 9.50  $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                        .06       .05     .03
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on           2.31     (1.55)   (.53)^c
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                     2.37     (1.50)   (.50)
--------------------------------------------------------------------------------
Less distributions from:                               (.05)     (.01)     --
  Net investment income
--------------------------------------------------------------------------------
Net asset value, end of period                       $10.31    $ 7.99  $ 9.50
--------------------------------------------------------------------------------
Total Return (%)                                      29.84    (15.79)  (5.00)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  220       160     109
--------------------------------------------------------------------------------
Ratio of expenses (%)                                  1.01      1.02    1.09*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               .62       .62     .48*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                               7        22      15*
--------------------------------------------------------------------------------

^a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^b    Based on average shares outstanding during the period.

^c The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of portfolio shares in relation to fluctuating market values of the investments of the portfolio.

*     Annualized

**    Not annualized

SVS Dreman Financial Services Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. This may include companies of any size that commit at least half of their assets to the financial services sector, or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio managers begin by screening for financial services stocks whose price-to-earnings ratios are below the average for the Standard & Poors Financial Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various financial industries. The managers may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the emphasis on a given industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 30% of total assets in foreign securities, and up to 20% of net assets in investment-grade debt securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, financial services company stocks. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Concentration Risk. The portfolio concentrates its investments in companies in the financial services sector. A portfolio with a concentrated portfolio is vulnerable to the risks of the industry or industries in which it invests and is subject to greater risks and market fluctuations than portfolios investing in a broader range of industries.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters;

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty; and

o a bond could fall in credit quality, go into default, or decrease in value for various reasons, including a change in prevailing interest rates.

This portfolio may be appropriate for long-term investors who want to gain exposure to the financial services sector and can accept the above-average risks of a sector-specific investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index and one other relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                          -5.05       27.04      -4.86      -8.51       28.13
--------------------------------------------------------------------------------
                           1999       2000        2001       2002       2003
--------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 22.35%, Q3 2000                   Worst Quarter: -15.86%, Q3 2002

2004 Total Return as of March 31: 3.93%




Average Annual Total Returns (%) as of 12/31/2003

                            1 Year           5 Years          Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A        28.13             6.11                  4.97

Index 1                     28.68             -0.57                 1.46

Index 2                     31.03             5.91                  4.74
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The S&P Financial Index is an unmanaged index generally representative of the financial stock market.

*    Since 5/4/98. Index comparisons begin 4/30/98.

Total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.11
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   0.86
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman Financial Services Portfolio to 0.99%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares               $88            $274           $477          $1,061
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management L.L.C. The following people handle the day-to-day management of the portfolio:


  David N. Dreman                           F. James Hutchinson
  Chairman and CIO of the subadvisor and    Managing Director of the subadvisor
  Lead Manager of the portfolio.            and Portfolio Manager of the
   o Began investment career in 1957.       portfolio.
   o Joined the portfolio in 1998.           o Began investment career in 1986.
   o ounder and Chairman, Dreman Value       o Joined the portfolio in 2001.
     Management L.L.C. since 1977.           o Prior to joining Dreman Value
                                               Management, L.L.C. in 2000,
                                               associated with The Bank of
                                               New York for over 30 years in
                                               both the corporate finance and
                                               trust/investment management
                                               areas, including President of
                                               The Bank of New York (NJ).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Financial Services Portfolio -- Class A

--------------------------------------------------------------------------------
 Years Ended December 31,           2003      2002     2001      2000^a  1999^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 9.79    $10.78   $11.53    $ 9.24   $ 9.78
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^b     .20       .15      .14       .19     .18
--------------------------------------------------------------------------------
  Net realized and unrealized       2.50     (1.06)    (.71)     2.27    (.67)
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations  2.70      (.91)    (.57)     2.46    (.49)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.16)     (.08)    (.13)     (.15)   (.05)
--------------------------------------------------------------------------------
  Net realized gains on               --        --     (.05)     (.02)     --
  investment transactions
--------------------------------------------------------------------------------
  Total distributions               (.16)     (.08)    (.18)     (.17)   (.05)
--------------------------------------------------------------------------------
Net asset value, end of period    $12.33    $ 9.79   $10.78    $11.53  $ 9.24
--------------------------------------------------------------------------------
Total Return (%)                   28.13     (8.51)   (4.86)    27.04   (5.05)^c
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            143       120      117        66      27
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense     .86       .83      .86       .91    1.04
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense      .86       .83      .86       .89     .99
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income      1.84      1.44     1.31      2.01    1.75
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            7        13       22        13      13
--------------------------------------------------------------------------------

^a On June 18, 2001, the portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

SVS Dreman High Return Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2003, the S&P 500 Index had a median market capitalization of $9.03 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

The portfolio may invest up to 20% of net assets in US dollar-denominated American Depositary Receipts and in securities of foreign companies traded principally in securities markets outside the US.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use exchange-traded stock index futures, which offer the portfolio exposure to future stock market movements without direct ownership of stocks. The portfolio may also use derivatives in circumstances where the portfolio believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                           -11.16      30.52       1.69      -18.03      32.04
--------------------------------------------------------------------------------
                            1999       2000        2001       2002       2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 20.80%, Q2 2003                   Worst Quarter: -17.32%, Q3 2002

2004 Total Return as of March 31: 0.62%



Average Annual Total Returns (%) as of 12/31/2003



                               1 Year          5 Years       Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A            32.04            5.00              4.92

Index                           28.68           -0.57              1.46
--------------------------------------------------------------------------------

Index: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*    Since 5/4/98. Index comparison begins 4/30/98.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.73%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   0.79
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman High Return Equity Portfolio to 0.87%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $81            $252           $439           $978
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management L.L.C. The following people handle the day-to-day management of the portfolio:


David N. Dreman                           F. James Hutchinson
Chairman and CIO of the subadvisor and    Managing Director of the subadvisor
Co-Manager of the portfolio.              and Co-Manager of the portfolio.
 o Began investment career in 1957.        o Began investment career in 1986.
 o Joined the portfolio in 1998.           o Joined the portfolio in 2002.
 o Founder and Chairman, Dreman Value      o Prior to joining Dreman Value
   Management L.L.C. since 1977.             Management, L.L.C. in 2000,
                                             associated with The Bank of
                                             New York for over 30 years in
                                             both the corporate finance and
                                             trust/investment management
                                             areas, including President of
                                             The Bank of New York (NJ).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman High Return Equity Portfolio -- Class A

--------------------------------------------------------------------------------
 Years Ended December 31,            2003     2002     2001      2000^a   1999^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 8.76    $10.81   $10.77    $ 8.96   $10.28
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^b     .20       .21      .19       .26      .26
--------------------------------------------------------------------------------
  Net realized and unrealized       2.53     (2.13)    (.01)     2.25    (1.38)
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations  2.73     (1.92)     .18      2.51    (1.12)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.20)     (.09)    (.14)     (.20)    (.10)
--------------------------------------------------------------------------------
  Net realized gains on               --      (.04)      --      (.50)    (.10)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions               (.20)     (.13)    (.14)     (.70)    (.20)
--------------------------------------------------------------------------------
Net asset value, end of period    $11.29    $ 8.76   $10.81    $10.77   $ 8.96
--------------------------------------------------------------------------------
Total Return (%)                   32.04    (18.03)    1.69     30.52   (11.16)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            672       510      443       168      113
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense     .79       .79      .82       .85      .86
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense      .79       .79      .82       .84      .86
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income      2.14      2.21     1.78      2.85     2.57
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           18        17       16        37       24
--------------------------------------------------------------------------------

^a On June 18, 2001, the portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

SVS Dreman Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of December 31, 2003, the Russell 2000 Value Index had a median market capitalization of $470 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in securities of foreign companies in the form of US dollar-denominated American Depositary Receipts.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Small Company Risk. To the extent that a portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

                          21.73      -11.25      2.80       4.05       17.63      -11.43      42.15
-------------------------------------------------------------------------------------------------------
                          1997        1998       1999       2000        2001       2002       2003
-------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 21.84%, Q2 2003                   Worst Quarter: -22.47%, Q3 1998

2004 Total Return as of March 31: 8.56%

Average Annual Total Returns (%) as of 12/31/2003

                                         1 Year                      5 Years               Life of Portfolio*
-------------------------------------------------------------------------------------------------------------------
Portfolio -- Class A                       42.15                       9.64                        7.52

Index                                      46.03                      12.28                       12.64
-------------------------------------------------------------------------------------------------------------------

Index: The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

*   Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                            0.05
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                          0.80
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Dreman Small Cap Value Portfolio to 0.84%.


Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                                                            1 Year        3 Years        5 Years        10 Years
---------------------------------------------------------------------------------------------------------------------------
Class A shares                                                      $82            $255           $444           $990
---------------------------------------------------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The following people handle the day-to-day management of the portfolio:

David N. Dreman                          Nelson Woodward
Chairman and CIO of the subadvisor and   Managing Director of the subadvisor and
Co-Manager of the portfolio.             Co-Manager of the portfolio.
  o Began investment career in 1957.       o Began investment career in 1957.
  o Joined the portfolio in 2002.          o Joined the portfolio in 2002.
  o Founder and Chairman, Dreman Value
    Management, L.L.C. since 1977.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


SVS Dreman Small Cap Value Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                  2003      2002    2001       2000^a    1999^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $11.66   $13.21    $11.23   $10.85    $10.65
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                               .19      .17       .09      .02       .07
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         4.55   (1.67)      1.89      .42       .23
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                           4.74   (1.50)      1.98      .44       .30
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.15)    (.05)        --    (.06)     (.10)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                             (.19)       --        --       --        --
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.34)    (.05)        --    (.06)     (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $16.06   $11.66    $13.21   $11.23    $10.85
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                            42.15   (11.43)    17.63     4.05      2.80
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        354      250       194       84        95
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .80      .81       .79      .82       .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .80      .81       .79      .82       .83
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    1.46     1.28       .77      .15       .69
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    71       86        57       36        72
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the portfolio implemented 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b Based on average shares outstanding during the period.

SVS Eagle Focused Large Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth through long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in the equity securities of seasoned, financially strong US growth companies that are similar in size to the companies in the Russell 1000 Growth Index, which is the primary benchmark for the portfolio (as of December 31, 2003, the Russell 1000 Growth Index had a median market capitalization of $4.2 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Growth stocks are stocks of companies with above-average earnings growth potential. The portfolio uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase. The portfolio also uses a "top-down" analysis to identify attractive sectors taking into account the market opportunity and risk/reward considerations. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors. The portfolio seeks companies that have at the time of purchase one or more of the following characteristics:

o  earnings-per-share or revenue growth greater than the market average;

o  a dominant company in its industry with a sustainable competitive advantage;
   or

o an exceptional management team with a clearly articulated vision of their company's future.

If the stock price appreciates to a level that the portfolio managers believe is not sustainable, the portfolio managers generally will sell the stock to realize the existing profits and avoid a potential price correction.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company growth portion of the US stock market. When large company growth stock prices fall, you should expect the value of your investment to fall as well. Large company growth stocks may be less risky than shares of smaller companies, but at times may not perform as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may be suitable for investors seeking a long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                                      -9.02      -17.02     -27.91      26.54
--------------------------------------------------------------------------------
                                       2000        2001       2002       2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 17.49%, Q4 2001                   Worst Quarter: -21.29%, Q3 2001

2004 Total Return as of March 31: 0.46%



Average Annual Total Returns (%) as of 12/31/2003

                                      1 Year           Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                   26.54                  -2.91

Index                                  29.75                  -9.10
--------------------------------------------------------------------------------

Index: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

*    Since 10/29/99. Index comparison begins 10/31/99.

Total returns from inception through 2000 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.15
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   1.10
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Eagle Focused Large Cap Growth Portfolio to 1.15%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $112           $350           $606          $1,340
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Eagle Asset Management, Inc. ("Eagle"). The portfolio managers are Ashi Parikh and Duane Eatherly. Messrs. Parikh and Eatherly both joined Eagle in 1999 and have managed the portfolio since its inception. Prior to joining Eagle, Messrs. Parikh and Eatherly both were employed by an unaffiliated investment advisor.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Eagle Focused Large Cap Growth Portfolio -- Class A

--------------------------------------------------------------------------------
 Years Ended December 31,           2003      2002    2001    2000^a   1999^a,^b
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of       6.82    $ 9.46  $11.40  $12.84   $10.00
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^c      --***   (.01)   (.02)   (.05)      --***
--------------------------------------------------------------------------------
  Net realized and unrealized       1.81     (2.63)  (1.92)  (1.04)    2.84
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations  1.81     (2.64)  (1.94)  (1.09)    2.84
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on
  investment transactions             --        --      --    (.35)      --
--------------------------------------------------------------------------------
Net asset value, end of period    $ 8.63    $ 6.82  $ 9.46  $11.40   $12.84
--------------------------------------------------------------------------------
Total Return (%)                   26.54    (27.91) (17.02)  (9.02)^d 28.40^d**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             84        62      60      28        3
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense    1.10      1.03    1.13    1.33     7.49*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense     1.10      1.03    1.11    1.02     1.10*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income      (.04)     (.08)   (.21)   (.37)    (.19)*
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          143       123      98     323      336*
--------------------------------------------------------------------------------

^a On June 18, 2001, the portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

^c    Based on average shares outstanding during the period.

^d    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

***   Amount is less than $.005

SVS Focus Value+Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital through a portfolio of growth and value stocks.

The portfolio normally invests at least 65% of total assets in US common stocks. Although the portfolio can invest in stocks of any size, it mainly chooses stocks from among the 1,000 largest (as measured by market capitalization). The portfolio manages risk by investing in both growth and value stocks. The portfolio seeks to maintain an approximately equal allocation of assets between growth securities and value securities and will periodically rebalance its assets to maintain a 50% allocation of invested assets to each discipline.

The portfolio retains two portfolio management teams dedicated to managing the growth and value portions of the portfolio, respectively. Each team focuses its investment on a core number of common stocks. Currently, it is anticipated that each team will invest in approximately 15-30 stocks.

In choosing growth stocks, the managers look for companies with a history of above-average growth, attractive prices relative to potential growth and sound financial strength, among other factors. With value stocks, the managers look for companies whose stock prices are low in light of earnings, cash flow and other valuation measures, while also considering such factors as improving fundamentals and management strategies.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or to adjust the proportions of growth and value stocks.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 25% of total assets in foreign securities.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Management Risk. Also, because each portfolio management team invests independently, it is possible that each team may hold the same security or both teams may favor the same industry. It is also possible that one team may buy a security at the same time that the other team is selling it, resulting in no significant change in the overall portfolio but creating additional costs for the portfolio. Because the managers periodically rebalance the portfolio to maintain an approximately even allocation between growth and value securities, the portfolio may also incur additional costs since sales of portfolio securities may result in higher portfolio turnover.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors with long-term goals interested in exposure to both growth and value stocks in a single portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Prior to April 8, 2002, a different advisor managed the value portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

     25.47      20.17      16.52       -3.90      -14.35     -25.89      32.87
--------------------------------------------------------------------------------
     1997        1998       1999       2000        2001       2002       2003
--------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 23.51%, Q4 1998                   Worst Quarter: -20.60%, Q3 2001

2004 Total Return as of March 31: -0.35%



Average Annual Total Returns (%) as of 12/31/2003

                                 1 Year        5 Years       Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A             32.87         -1.14               6.60

Index                            28.68         -0.57               8.85
--------------------------------------------------------------------------------

Index: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*    Since 5/1/96. Index comparison begins 4/30/96.

Total returns for 2003 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.10
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.85
--------------------------------------------------------------------------------
Less Expense Waiver*                                               0.01
--------------------------------------------------------------------------------
Net Total Annual Operating Expenses*                               0.84
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Focus Value+Growth Portfolio to 0.84%.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $86            $270           $470          $1,048
--------------------------------------------------------------------------------


The Portfolio Managers

Jennison Associates LLC is the subadvisor to the growth portion of the portfolio. The following people handle the day-to-day management:


  Spiros Segalas                            Kathleen McCarragher
  Co-Manager of the portfolio.              Co-Manager of the portfolio.
   o Began investment career in 1960.        o Began investment career in 1982.
   o Joined the portfolio in 2001.           o Joined the portfolio in 2001.
   o Founder (1969), President (1993)        o Director and Executive Vice
     and Chief Investment Officer              President (1998) and Head of
     (1973), Jennison Associates LLC.          Growth Equity (2003), Jennison
                                               Associates LLC.

Dreman Value Management, L.L.C is the subadvisor to the value portion of the portfolio. The following people handle the day-to-day management:


  David N. Dreman                           F. James Hutchinson
  Chairman and CIO of the subadvisor and    Managing Director of the subadvisor
  Co-Manager of the portfolio.              and Co-Manager of the portfolio.
   o Began investment career in 1957.        o Began investment career in 1986.
   o Joined the portfolio in 2002.           o Joined the portfolio in 2002.
   o Founder and Chairman, Dreman Value      o Prior to joining Dreman Value
     Management L.L.C. since 1977.             Management, L.L.C. in 2000,
                                               associated with The Bank of
                                               New York for over 30 years in
                                               both the corporate finance and
                                               trust/investment management
                                               areas, including President of
                                               The Bank of New York (NJ).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Focus Value+Growth Portfolio -- Class A

--------------------------------------------------------------------------------
 Years Ended December 31,           2003      2002     2001      2000^a   1999^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 9.65    $13.08   $16.55    $18.96   $16.71
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^b     .10       .08      .09       .12      .08
--------------------------------------------------------------------------------
  Net realized and unrealized       3.04     (3.45)   (2.41)     (.73)    2.62
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations  3.14     (3.37)   (2.32)     (.61)    2.70
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.09)     (.06)    (.10)     (.10)    (.10)
--------------------------------------------------------------------------------
  Net realized gains on               --        --    (1.05)    (1.70)    (.35)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions               (.09)     (.06)   (1.15)    (1.80)    (.45)
--------------------------------------------------------------------------------
Net asset value, end of period    $12.70    $ 9.65   $13.08    $16.55   $18.96
--------------------------------------------------------------------------------
Total Return (%)                   32.87^c  (25.89)  (14.35)    (3.90)   16.52
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            121        97      140       153      172
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense     .85       .81      .79       .81      .83
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense      .84       .81      .79       .81      .82
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income       .96       .73      .64       .66      .46
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           82       109      180        39      102
--------------------------------------------------------------------------------

^a On June 18, 2001, the portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to June 30, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b   Based on average shares outstanding during the period.

^c   Total returns would have been lower had certain expenses not been reduced.

SVS Index 500 Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks returns that, before expenses, correspond to the total return of US common stocks as represented by the Standard & Poor's 500 Index (S&P 500 Index).

The portfolio seeks to match, as closely as possible before expenses, the performance of the S&P 500 Index, which emphasizes stocks and securities of large US companies. Under normal circumstances, the portfolio invests at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks and securities included in the S&P 500 Index.

In choosing stocks, the portfolio uses an indexing strategy. The portfolio buys the largest stocks of the S&P 500 Index in roughly the same proportion to the S&P 500 Index. With the smaller stocks of the S&P 500 Index, the portfolio manager uses a statistical process known as sampling to select stocks whose overall performance is expected to be similar to that of the smaller companies in the S&P 500 Index.

The portfolio seeks to keep the composition of its portfolio similar to the S&P 500 Index in industry distribution, market capitalization and significant fundamental characteristics (such as price-to-book ratios and dividend yields). Over the long term, the portfolio manager seeks a correlation between the performance of the portfolio, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

The portfolio will normally sell a stock when it is removed from the S&P 500 Index or as a result of the portfolio's statistical process.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

The portfolio may invest up to 20% of total assets in stock index futures and options, as well as short-term debt securities. The portfolio typically invests new flows of money in index futures in order to gain immediate exposure to the S&P 500 Index.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Index Investing Risk. The portfolio's index strategy involves several risks. The portfolio could underperform the S&P 500 Index during short periods or over the long term, either because its selection of stocks failed to track the S&P 500 Index or because of the effects of portfolio expenses or shareholder transactions. The portfolio's index strategy also means that it does not have the option of using defensive investments or other management actions to reduce the portfolio's exposure to a declining market.

Derivatives Risk. The portfolio may invest up to 20% of total assets in stock index futures or options, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes or as leveraged instruments that magnify the gains or losses of an investment. The portfolio invests in derivatives pending investment of new cash flows or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include: the risk that the derivative is not well correlated with the securities for which it is acting as a substitute; and the risk that the portfolio cannot sell the derivative because of an illiquid secondary market.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio is designed for long-term investors interested in a portfolio that is designed to avoid substantially underperforming the overall large-cap stock market.

"Standard & Poor'sO," "S&PO," "S&P 500O," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc., and have been licensed for use by Deutsche Asset Management. SVS Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio. Additional information may be found in the portfolio's Statement of Additional Information.


Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                                        -9.93      -12.05     -22.34      27.93
--------------------------------------------------------------------------------
                                        2000        2001       2002       2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 15.21%, Q2 2003                   Worst Quarter: -17.23%, Q3 2002

2004 Total Return as of March 31: 1.54%


Average Annual Total Returns (%) as of 12/31/2003

                                       1 Year         Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                   27.93                -3.37

Index                                  28.68                -2.48
--------------------------------------------------------------------------------

Index: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*    Since 9/1/99. Index comparison begins 8/31/99.

Total returns for 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.37%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.12
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   0.49
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Index 500 Portfolio to 0.55%.

Based on the costs above this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $50            $157           $274           $616
--------------------------------------------------------------------------------

The Portfolio Manager

The portfolio's subadvisor is Northern Trust Investments, N.A. The following person handles the day-to-day management of the portfolio:

Patrick Cannon
Lead Manager of the portfolio.
 o Joined Northern Trust Investments,
   N.A. in 2003 and the portfolio in 2001.
 o Prior to joining the subadvisor, served as portfolio manager at Deutsche
   Asset Management from 2000-2003.
 o Previous experience includes 10 years
   in various management, trading and
   strategic positions at Barclays
   Global Investors, including principal
   and head of small cap equities and
   member of global index investment
   subcommittee, as quantitative asset
   consultant for IPAC Securities
   Limited and as company statistician
   for Johnson and Johnson Pacific.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Index 500 Portfolio -- Class A

--------------------------------------------------------------------------------
 Years Ended December 31,           2003     2002     2001     2000^a  1999^a,^b
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 6.61   $ 8.55   $ 9.78   $10.96  $10.00
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^c     .09      .09      .08      .10      10
--------------------------------------------------------------------------------
  Net realized and unrealized       1.73    (1.99)   (1.26)   (1.18)    .86
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations  1.82    (1.90)   (1.18)   (1.08)    .96
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.08)    (.04)    (.05)    (.05)     --
--------------------------------------------------------------------------------
  Net realized gains on               --       --       --     (.05)     --
  investment transactions
--------------------------------------------------------------------------------
  Total distributions               (.08)    (.04)    (.05)    (.10)     --
--------------------------------------------------------------------------------
Net asset value, end of period    $ 8.35   $ 6.61   $ 8.55   $ 9.78  $10.96
--------------------------------------------------------------------------------
Total Return (%)                   27.93   (22.34)  (12.05)^d (9.93)^d 9.55^d**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            309      233      219      102      32
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense     .49      .48      .65      .88     .84*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense      .49      .48      .55      .54     .55*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income      1.31     1.16      .88      .90    3.72*
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            8        6       13       20       1*
--------------------------------------------------------------------------------

^a On June 18, 2001, the portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b For the period from September 1, 1999 (commencement of operations) to December 31, 1999.

^c    Based on average shares outstanding during the period.

^d    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

SVS INVESCO Dynamic Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

The portfolio normally invests at least 65% of its net assets in common stocks of mid-size companies. The portfolio considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell MidCap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The portfolio also has the flexibility to invest in other types of securities including preferred stocks, convertible securities and bonds.

The core of the portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors.

The portfolio's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the portfolio's investments are usually bought and sold relatively frequently.

While the portfolio generally invests in mid-size companies, it sometimes invests in the securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies and the price of portfolio shares tends to fluctuate more than it would if the portfolio invested in the securities of larger companies.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

While the portfolio invests mainly in US securities, it could invest up to 25% of total assets in foreign securities. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform, in this case, the small and mid-size company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Small and mid-size company stocks tend to be more volatile than stocks of larger companies, in part because small and mid-size companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                                                             -30.91      35.53
--------------------------------------------------------------------------------
                                                              2002       2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 16.28%, Q2 2003                   Worst Quarter: -20.45%, Q2 2002

2004 Total Return as of March 31: 2.67%


Average Annual Total Returns (%) as of 12/31/2003

                                      1 Year            Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                   35.53                   -7.00

Index                                  42.71                   -2.04
--------------------------------------------------------------------------------

Index: The Russell Mid Cap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values.

*    Since 5/1/01. Index comparison begins 4/30/01.

Total returns for 2001 and 2003 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.46
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.46
--------------------------------------------------------------------------------
Less Expense Waiver*                                               0.16
--------------------------------------------------------------------------------
Net Total Annual Operating Expenses*                               1.30
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS INVESCO Dynamic Growth Portfolio to 1.30%.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year          3 Years      5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares             $132           $446           $782          $1,733
--------------------------------------------------------------------------------


The Portfolio Manager

The portfolio's subadvisor is INVESCO. The portfolio manager is Timothy J. Miller. Mr. Miller is Chief Investment Officer, a director and senior vice president of INVESCO. Mr. Miller joined INVESCO in 1992 and has managed the portfolio since its inception.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS INVESCO Dynamic Growth Portfolio -- Class A

--------------------------------------------------------------------------------
 Years Ended December 31,                           2003      2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period              $ 6.08    $ 8.80   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                    (.06)     (.05)    (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on        2.22     (2.67)   (1.18)^c
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                  2.16     (2.72)   (1.20)
--------------------------------------------------------------------------------
Net asset value, end of period                    $ 8.24    $ 6.08   $ 8.80
--------------------------------------------------------------------------------
Total Return (%)                                   35.53^d  (30.91)  (12.00)^d**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                34        25       23
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)     1.46      1.14     1.97*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)      1.30      1.14  m  1.30*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           (.85)     (.71)    (.40)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                          115        79       40*
--------------------------------------------------------------------------------

^a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^b    Based on average shares outstanding during the period.

^c The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of portfolio shares in relation to fluctuating market values of the investments of the portfolio.

^d    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

SVS Janus Growth And Income Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth and current income.

The portfolio applies a "bottom-up" approach in choosing investments. In other words, it looks mostly for equity and income-producing securities that meet its investment criteria one at a time. If the portfolio is unable to find such investments, much of the portfolio's assets may be in cash or similar investments.

The portfolio normally emphasizes investments in equity securities. It may invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least 25% of its total assets in securities the portfolio manager believes have income potential.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities have the potential to appreciate in value. The portfolio manager generally seeks to identify equity securities of companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries or geographic regions may warrant greater consideration in selecting foreign securities.

The portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities may provide better returns than the yields then available or expected on income-producing securities, the portfolio will place a greater emphasis on the growth component of its holdings.

The growth component of the portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

The income component of the portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the portfolio if they currently pay dividends or if the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and have higher volatility and risk of default.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters;

o  debt securities may be subject to interest rate risk and credit risk;

o  growth stocks may be out of favor for certain periods; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                                        -9.18      -12.28     -20.22      24.37
--------------------------------------------------------------------------------
                                        2000        2001       2002       2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 12.01%, Q4 2003                   Worst Quarter: -15.87%, Q3 2002

2004 Total Return as of March 31: 1.47%



Average Annual Total Returns (%) as of 12/31/2003

                                      1 Year        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio-- Class A                    24.37               -2.27

Index                                  29.75               -9.10
--------------------------------------------------------------------------------

Index: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

*    Since 10/29/99. Index comparison begins 10/31/99.

Total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.12
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   1.07
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Janus Growth and Income Portfolio to 1.15%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $109           $340           $590          $1,306
--------------------------------------------------------------------------------


The Portfolio Manager

The portfolio's subadvisor is Janus Capital Management LLC ("Janus"). The portfolio manager is Minyoung Sohn. He joined Janus in 1998 as a research analyst. Mr. Sohn joined the portfolio in 2004 and holds a Bachelor's degree in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Janus Growth And Income Portfolio -- Class A

--------------------------------------------------------------------------------
 Years Ended December 31,         2003      2002***  2001^a   2000^b   1999^b,^c
--------------------------------------------------------------------------------
                                           (Restated)
Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of   $ 7.18    $ 9.05   $10.40   $11.49   $10.00
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^d   .03       .04      .08      .12       --
--------------------------------------------------------------------------------
  Net realized and unrealized     1.71     (1.86)   (1.36)   (1.16)    1.49
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment           1.74     (1.82)   (1.28)   (1.04)    1.49
  operations
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.06)     (.05)    (.07)      --       --
--------------------------------------------------------------------------------
  Net realized gains on             --        --       --     (.05)      --
  investment transactions
--------------------------------------------------------------------------------
  Total distributions             (.06)     (.05)    (.07)    (.05)      --
--------------------------------------------------------------------------------
Net asset value, end of period  $ 8.86    $ 7.18   $ 9.05   $10.40   $11.49
--------------------------------------------------------------------------------
Total Return (%)                 24.37    (20.22)  (12.28)   (9.18)^e 14.93^e**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period          189       167      179      104       16
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense  1.07      1.04     1.05     1.10     2.58*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense   1.07      1.04     1.05     1.01     1.10*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income     .40       .54      .90     1.07     (.05)*
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)         46        57       48       39       53*
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses by $.01 and decrease the ratio of net investment income to average net assets from .92% to .90%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b On June 18, 2001, the portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^c For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

^d    Based on average shares outstanding during the period.

^e    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

*** Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -20.56% to -20.22% in accordance with this change.

SVS Janus Growth Opportunities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

The portfolio applies a "bottom-up" approach in choosing investments. In other words, it looks for companies with earnings growth potential one at a time. If the portfolio is unable to find investments with earnings growth potential, a significant portion of the portfolio's assets may be in cash or similar investments.

The portfolio invests primarily in equity securities selected for their growth potential. Although the portfolio can invest in companies of any size, it generally invests in larger, more established companies.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities will appreciate in value. The portfolio manager generally seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the portfolio.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and typically will have higher volatility and risk of default.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters;

o   growth stocks may be out of favor for certain periods; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                                       -11.42      -23.76     -30.62      26.97
--------------------------------------------------------------------------------
                                        2000        2001       2002       2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 14.89%, Q4 2001                   Worst Quarter: -25.46%, Q3 2001

2004 Total Return as of March 31: 2.02%



Average Annual Total Returns (%) as of 12/31/2003

                                       1 Year             Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                   26.97                    -8.45

Index                                  29.75                    -9.10
--------------------------------------------------------------------------------

Index: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

*    Since 10/29/99. Index comparison begins 10/31/99.

Total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.12
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   1.07
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Janus Growth Opportunities Portfolio to 1.15%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $109           $340           $590          $1,306
--------------------------------------------------------------------------------


The Portfolio Manager

The portfolio's subadvisor is Janus Capital Management LLC ("Janus"). The portfolio manager is Marc Pinto. Mr. Pinto joined Janus in 1994 and has managed the portfolio since its inception.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Janus Growth Opportunities Portfolio -- Class A

--------------------------------------------------------------------------------
 Years Ended December 31,           2003    2002     2001     2000^a   1999^a,^b
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of    $ 5.45   $ 7.86   $10.31   $11.64   $10.00
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^c   (.01)    (.01)    (.03)    (.02)      --***
--------------------------------------------------------------------------------
  Net realized and unrealized      1.48    (2.40)   (2.42)   (1.31)    1.64
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations 1.47    (2.41)   (2.45)   (1.33)    1.64
--------------------------------------------------------------------------------
Net asset value, end of period   $ 6.92   $ 5.45   $ 7.86   $10.31   $11.64
--------------------------------------------------------------------------------
Total Return (%)                  26.97   (30.53)  (23.76)  (11.42)^d 16.43^d**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period           132      118      164      139       17
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense   1.07     1.01     1.11     1.06     2.60*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense    1.07     1.01     1.10     1.01     1.10*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income     (.17)    (.10)    (.31)    (.20)    (.34)*
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          50       48       34       14       1*
--------------------------------------------------------------------------------

^a On June 18, 2001, the portfolio implemented a 1 for 10 reverse stock split Share and per share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.

^b For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

^c    Based on average shares outstanding during the period.

^d    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

***   Amount is less than $.005

SVS MFS Strategic Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio's investment objective is to provide capital appreciation. The portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies which the manager believes are undervalued in the market relative to their long term potential. The equity securities of these companies may be undervalued because they are temporarily out of favor in the market due to:

o     a decline in the market

o     poor economic conditions

o developments that have affected or may affect the issuer of the securities or the issuer's industry; or

o     the market has overlooked them

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

The portfolio also invests in other types of securities, such as fixed income securities, including lower rated securities commonly referred to as junk bonds, and warrants, when relative values make such purchases attractive.

The manager uses a bottom-up, as opposed to a top-down, investment style in managing the portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the manager and the subadvisor's large group of equity research analysts.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.


Other Investments

The portfolio may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies. The portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters;

o a bond could decline in credit quality or go into default; this risk is greater with lower rated bonds;

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows the return for the portfolio's Class A shares for its first complete calender year of operations. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                                                                         26.74
--------------------------------------------------------------------------------
                                                                         2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 19.90%, Q2 2003                   Worst Quarter: -5.44%, Q1 2003

2004 Total Return as of March 31: 2.70%


Average Annual Total Returns (%) as of 12/31/2003

                                      1 Year          Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                   26.74                 1.73

Index                                  30.03                 5.55
--------------------------------------------------------------------------------

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*    Since 5/1/02. Index comparison begins 4/30/02.

Total returns from inception through 2003 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.98
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.93
--------------------------------------------------------------------------------
Less Expense Waiver*                                               0.78
--------------------------------------------------------------------------------
Net Total Annual Operating Expenses*                               1.15
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS MFS Strategic Value Portfolio to 1.15%.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years         5 Years       10 Years
--------------------------------------------------------------------------------
Class A shares             $117           $530           $970          $2,191
--------------------------------------------------------------------------------


The Portfolio Manager

The portfolio's subadvisor is Massachusetts Financial Services Company ("MFS"). The portfolio manager is Kenneth J. Enright. Mr. Enright is a Senior Vice President of MFS and a Chartered Financial Analyst, has been employed in the investment management area of the subadvisor since 1986 and joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS MFS Strategic Value Portfolio -- Class A

--------------------------------------------------------------------------------
 Year Ended December 31,                                       2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 8.12   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                .06      .05
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment        2.10    (1.93)
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                             2.16    (1.88)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                        (.04)      --
--------------------------------------------------------------------------------
Net asset value, end of period                               $10.24   $ 8.12
--------------------------------------------------------------------------------
Total Return (%)^c                                            26.74   (18.80)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            7        5
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                1.93     2.71*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                 1.15     1.15*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       .67      .82*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      40        7
--------------------------------------------------------------------------------

^a For the period from May 1, 2002 (commencement of operations) to December 31, 2002.

^b    Based on average shares outstanding during the period.

^c    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

SVS Oak Strategic Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities. The portfolio invests primarily in common stocks of established US companies with large market capitalizations (in excess of $5 billion). In selecting investments, the portfolio manager chooses stocks of companies which he believes have above-average growth potential at attractive prices. The portfolio manager's investment process begins with a top-down analysis of industry sectors that he believes have the best potential for long-term growth based on an overall analysis of the economy and interest rate trends. The portfolio manager then focuses on the key performers in those areas based on a highly qualitative, subjective analysis of individual companies' fundamental values, such as earnings growth potential and the quality of corporate management. The portfolio manager buys and holds companies for the long-term and seeks to keep portfolio turnover to a minimum.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the return for the portfolio's Class A shares has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE
                                                              -39.74      49.78
--------------------------------------------------------------------------------
                                                               2002       2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 20.09%, Q2 2003                   Worst Quarter: -27.69%, Q2 2002

2004 Total Return as of March 31: -0.44%

Average Annual Total Returns (%) as of 12/31/2003

                                      1 Year             Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                   49.78                    -13.18

Index                                  29.75                    -6.51
--------------------------------------------------------------------------------

Index: The Russell 1000 Growth Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

*    Since 5/1/01. Index comparison begins 4/30/01.

Total returns for 2001 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.18
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   1.13
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Oak Strategic Equity Portfolio to 1.15%.

Based on the costs, above this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares            $115           $359           $622          $1,375
--------------------------------------------------------------------------------


The Portfolio Manager

The portfolio's subadvisor is Oak Associates, Ltd. The portfolio manager is James D. Oelschlager. Mr. Oelschlager began his investment career in 1970 and founded Oak Associates, Ltd. in 1985. Mr. Oelschlager has managed the portfolio since its inception.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Oak Strategic Equity Portfolio -- Class A

--------------------------------------------------------------------------------
 Years Ended December 31,                            2003     2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period               $ 4.58   $ 7.60   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                     (.03)    (.02)    (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on         2.31    (3.00)   (2.38)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                   2.28    (3.02)   (2.40)
--------------------------------------------------------------------------------
Net asset value, end of period                     $ 6.86   $ 4.58   $ 7.60
--------------------------------------------------------------------------------
Total Return (%)                                    49.78   (39.74)  (24.00)^c**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 76       41       44
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      1.13      .96     1.44*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       1.13      .96     1.15*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            (.48)    (.30)    (.43)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                             6       16        3*
--------------------------------------------------------------------------------

^a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^b    Based on average shares outstanding during the period.

^c    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

SVS Turner Mid Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio pursues its objective by investing in common stocks and other equity securities of US companies with medium market capitalizations that the portfolio managers believe have strong earnings growth potential. The portfolio will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of the Russell Mid-Cap Growth Index. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Portfolio exposure is generally limited to 5% in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.

Under normal circumstances, at least 80% of the portfolio's net assets, plus the amount of any borrowings for investment purposes, will be invested in stocks of mid-cap companies, which are defined for this purpose as companies with market capitalizations at the time of purchase in the range of market capitalizations of those companies included in the Index (as of December 31, 2003, the Index had a median market capitalization of $3.20 billion). The portfolio managers generally look for medium market capitalization companies with strong histories of earnings growth that are likely to continue to grow their earnings. A stock becomes a sell candidate if there is deterioration in the company's earnings growth prospects. Moreover, positions will be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the Index.

In focusing on companies with strong earnings growth potential, the portfolio managers engage in a relatively high level of trading activity so as to respond to changes in earnings forecasts and economic developments.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.


Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When prices of stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose a portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

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Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31/2003 -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                                                            -32.20      48.49
--------------------------------------------------------------------------------
                                                             2002       2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 19.37%, Q2 2003                   Worst Quarter: -19.06%, Q2 2002

2004 Total Return as of March 31: 2.93%


Average Annual Total Returns (%) as of 12/31/2003

                                       1 Year         Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class A                   48.49                -4.36

Index                                  42.71                -2.04
--------------------------------------------------------------------------------

Index: The Russell Mid Cap Growth Index is an unmanaged index composed of common stocks of mid-cap companies with higher price-to-book ratios and higher forecasted growth values.

*    Since 5/1/01. Index comparison begins 4/30/01.

Total returns for 2001 would have been lower if operating expenses had not been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class A
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   None
--------------------------------------------------------------------------------
Other Expenses                                                     0.18
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                   1.18
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of SVS Turner Mid Cap Growth Portfolio to 1.30%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class A shares              $120           $375           $649          $1,432
--------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Turner Investment Partners, Inc. The portfolio managers are Christopher K. McHugh, William C. McVail and Robert E. Turner, who have each managed the portfolio since its inception. Mr. McHugh began his investment career in 1986 and joined the subadvisor when it was founded in 1990. Mr. McHugh is a principal at Turner Investment Partners, Inc. Mr. McVail began his investment career in 1988 and joined Turner Investment Partners, Inc. in 1998 after serving as a portfolio manager at PNC Equity Advisors. Mr. Turner began his investment career in 1981 and is the founder, chairman and Chief Investment Officer of Turner Investment Partners, Inc.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Turner Mid Cap Growth Portfolio -- Class A

--------------------------------------------------------------------------------
 Years Ended December 31,                           2003      2002     2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period              $ 5.98    $ 8.82   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                    (.06)     (.06)    (.04)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on        2.96     (2.78)   (1.14)^c
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                  2.90     (2.84)   (1.18)
--------------------------------------------------------------------------------
Net asset value, end of period                    $ 8.88    $ 5.98   $ 8.82
--------------------------------------------------------------------------------
Total Return (%)                                   48.49    (32.20)  (11.80)^d**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)               110        61       48
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)     1.18      1.13     1.82*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)      1.18      1.13     1.30*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           (.90)     (.82)    (.76)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                          155       225      205*
--------------------------------------------------------------------------------

^a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

^b    Based on average shares outstanding during the period.

^c The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of portfolio shares in relation to fluctuating market values of the investments of the portfolio.

^d    Total return would have been lower had certain expenses not been reduced.

*     Annualized

**    Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, or its subadvisors make the portfolios' investment decisions, buy and sell securities for the portfolios and conduct research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:

Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
Scudder Aggressive Growth Portfolio*+                 0.72%
--------------------------------------------------------------------------------
Scudder Blue Chip Portfolio                           0.65%
--------------------------------------------------------------------------------
Scudder Large Cap Value Portfolio                     0.75%
--------------------------------------------------------------------------------
Scudder Fixed Income Portfolio                        0.60%
--------------------------------------------------------------------------------
Scudder Global Blue Chip Portfolio*+                  0.70%
--------------------------------------------------------------------------------
Scudder Government & Agency Securities Portfolio      0.55%
--------------------------------------------------------------------------------
Scudder Growth Portfolio                              0.60%
--------------------------------------------------------------------------------
Scudder High Income Portfolio                         0.60%
--------------------------------------------------------------------------------
Scudder International Select Equity Portfolio         0.75%
--------------------------------------------------------------------------------
Scudder Money Market Portfolio                        0.50%
--------------------------------------------------------------------------------
Scudder Small Cap Growth Portfolio                    0.65%
--------------------------------------------------------------------------------
Scudder Strategic Income Portfolio                    0.65%
--------------------------------------------------------------------------------
Scudder Technology Growth Portfolio                   0.75%
--------------------------------------------------------------------------------
Scudder Total Return Portfolio                        0.55%
--------------------------------------------------------------------------------
SVS Davis Venture Value Portfolio                     0.95%
--------------------------------------------------------------------------------
SVS Dreman Financial Services Portfolio               0.75%
--------------------------------------------------------------------------------
SVS Dreman High Return Equity Portfolio               0.73%
--------------------------------------------------------------------------------
SVS Dreman Small Cap Value Portfolio                  0.75%
--------------------------------------------------------------------------------
SVS Eagle Focused Large Cap Growth Portfolio          0.95%
--------------------------------------------------------------------------------
SVS Focus Value+Growth Portfolio*+                    0.74%
--------------------------------------------------------------------------------
SVS Index 500 Portfolio                               0.37%
--------------------------------------------------------------------------------
SVS INVESCO Dynamic Growth Portfolio*+                0.84%
--------------------------------------------------------------------------------
SVS Janus Growth And Income Portfolio                 0.95%
--------------------------------------------------------------------------------
SVS Janus Growth Opportunities Portfolio              0.95%
--------------------------------------------------------------------------------
SVS MFS Strategic Value Portfolio*+                   0.17%
--------------------------------------------------------------------------------
SVS Oak Strategic Equity Portfolio                    0.95%
--------------------------------------------------------------------------------
SVS Turner Mid Cap Growth Portfolio                   1.00%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

+     Annualized effective rate.


Portfolio Subadvisors

Subadvisor for Scudder International Select Equity Portfolio and Scudder Strategic Income Portfolio

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder International Select Equity Portfolio and Scudder Strategic Income Portfolio. With regard to Scudder Strategic Income Portfolio, DeAMIS is responsible for managing the portion of the portfolio's assets invested in emerging market debt securities. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeIM pays a fee to DeAMIS for acting as subadvisor to each portfolio.


Subadvisor for SVS Davis Venture Value Portfolio

Davis Selected Advisers, L.P., 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85706, is the subadvisor to SVS Davis Venture Value Portfolio. Davis Selected Advisers, L.P. began serving as investment advisor to Davis New York Venture Fund in 1969 and currently serves as investment advisor to all of the Davis Funds, and acts as advisor or subadvisor for a number of other institutional accounts including mutual funds and private accounts. DeIM pays a fee to Davis Selected Advisers, L.P. for acting as subadvisor to SVS Davis Venture Value Portfolio.

Subadvisor for SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $10.2 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to each portfolio.


Subadvisor for SVS Eagle Focused Large Cap Growth Portfolio

Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida, is the subadvisor to SVS Eagle Focused Large Cap Growth Portfolio. As of December 31, 2003, Eagle Asset Management, Inc. managed approximately $8.15 billion in assets for institutional, high net worth individuals and subadvisory clients. DeIM pays a fee to Eagle Asset Management, Inc. for acting as subadvisor to SVS Eagle Focused Large Cap Growth Portfolio.


Subadvisors for SVS Focus Value+Growth Portfolio

Jennison Associates LLC, an indirect wholly owned subsidiary of Prudential Financial, Inc., located at 466 Lexington Avenue, New York, New York 10017, is the subadvisor to the growth portion of SVS Focus Value+Growth Portfolio. Jennison Associates was founded in 1969 and has served as an investment advisor to registered investment companies since 1990. As of December 31, 2003, Jennison Associates managed approximately $59 billion on behalf of its clients.

DeIM pays a fee to Jennison Associates for acting as subadvisor to the "growth" portion of SVS Focus Value+Growth Portfolio at an annual rate based on the portion of the average combined daily net assets of the portfolio and Scudder Focus Value+Growth Fund (another fund advised by DeIM) subadvised by Jennison Associates.

Dreman Value Management, L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor for the value portion of SVS Focus Value+Growth Portfolio. Founded in 1977, Dreman Value Management L.L.C. currently manages over $10.2 billion in assets.

DeIM pays a fee to Dreman Value Management for acting as the subadvisor to the value portion of the portfolio at an annual rate applied to the portion of the portfolio's average daily net assets subadvised by Dreman Value Management.


Subadvisor for SVS Index 500 Portfolio

Effective April 30, 2003, Northern Trust Investments, N.A. ("NTI"), 50 South LaSalle Street, Chicago, Illinois serves as subadvisor for SVS Index 500 Portfolio. NTI has managed accounts, including registered investment companies, designed to mirror the performance of the same index as the portfolio seeks to replicate. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of December 31, 2003, NTI had approximately $243.6 billion in assets under management.


Subadvisor for SVS INVESCO Dynamic Growth Portfolio

INVESCO Funds Group, Inc. ("INVESCO"), located at 7800 E. Union Avenue, Suite 8000, Denver, CO 82037, is the subadvisor to SVS INVESCO Dynamic Growth Portfolio. INVESCO, along with its affiliates, manages over $149 billion in assets. INVESCO is a subsidiary of AMVESCAP plc, an international investment management company that manages more than $371 billion in assets worldwide as of December 31, 2003. AMVESCAP is based in London, with money managers located in Europe, North and South America and the Far East. DeIM pays a fee to INVESCO for acting as subadvisor to SVS INVESCO Dynamic Growth Portfolio.

INVESCO has proposed that subadvisory responsibilities for the portfolio be transferred to its affiliate, INVESCO Institutional (N.A.), Inc., subject to approval by the portfolio's Board of Trustees. After such transfer, INVESCO Institutional will assume all rights and responsibilities and associated liabilities arising out of the existing subadvisory agreement (the "Agreement") and become a party to the Agreement upon the terms and conditions set forth therein, standing in the stead of INVESCO. All terms, conditions and services provided in the Agreement are to remain in full force and effect. The portfolio managers providing services to the portfolio will remain as they are in the current Agreement. INVESCO has represented that the transfer is not intended to, and would not result in, any change in the investment process, strategies or the nature and quality of the services provided to the portfolio. INVESCO Institutional, located at 1360 Peachtree Street NE, Atlanta, Georgia 30309, is also a subsidiary of AMVESCAP plc.

Although none of the legal proceedings described below currently involve your portfolio, these matters affect INVESCO, your portfolio's subadvisor. The information that follows has been provided to the portfolio by INVESCO.

On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the chief executive officer of INVESCO. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO.

The SEC proceeding, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of
Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG proceeding, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG proceeding alleges violation of Article 23-A (the "Martin Act") and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

The Colorado proceeding, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado proceeding alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

In addition, INVESCO has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia and the Colorado Securities Division. INVESCO has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc., and the SEC.


Response of AMVESCAP

AMVESCAP, the parent company of INVESCO, is seeking to resolve both the pending regulatory complaints against INVESCO alleging market timing and the ongoing market timing investigations with respect to INVESCO. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of INVESCO's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring INVESCO or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including SVS Dynamic Growth Portfolio.


Private actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties including INVESCO, depending on the lawsuit. The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against INVESCO described above. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA");
(iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

INVESCO has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation recently has ordered that efficiency will be achieved if all actions alleging market timing throughout the mutual fund industry are transferred to the District of Maryland for coordinated pretrial discovery. INVESCO anticipates that the Panel will issue orders to transfer actions pending against it to the multidistrict litigation as well.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against INVESCO or AMVESCAP and related entities and individuals in the future. INVESCO does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the portfolio the services it has agreed to provide.


Subadvisor for SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio

Janus Capital Management LLC ("Janus Capital"), 151 Detroit Street, Denver, Colorado, is the subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio. Janus Capital began serving as investment advisor to Janus Fund in 1970 and currently serves as investment advisor to all of the Janus Funds, acts as subadvisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. DeIM pays a fee to Janus Capital for acting as subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio.

Although none of the legal proceedings described below currently involve your portfolios, these matters affect Janus Capital, your portfolio's subadvisor. The information that follows has been provided to the portfolios by Janus Capital.

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigation was prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleges that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds. In addition, the NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges those executives submitted false documents to open an account in Janus Worldwide Fund.

Certain Janus funds, as well as Janus Capital Group Inc. or one or more of its subsidiaries, have received subpoenas and formal or informal document requests from a number of legal and regulatory agencies -- including the NYAG, the SEC, the National Association of Securities Dealers, Inc., the Colorado Securities Commissioner, the Colorado Attorney General, the West Virginia Attorney General, the Florida Department of Financial Services, and one or more US Attorney offices or federal grand juries -- which are conducting investigations into market timing, late trading and other potentially irregular trading practices in the mutual fund industry. The documentation and information sought by these agencies relate to a variety of matters, including but not limited to: late day trading, market timing, improper disclosure of portfolio holdings, trading by executives in fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by Janus funds, information provided to certain Janus fund Trustees in connection with the review and approval of management contracts related to Janus funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. In addition, Janus International Limited, a subsidiary of Janus Capital Group Inc. established in England and registered as an investment advisor with the Financial Services Authority ("FSA") in the United Kingdom, has received a request for information related to frequent trading, late day trading, revenue sharing and related topics from the FSA. The Janus funds, Janus Capital Group Inc. and its subsidiaries have complied, intend to comply with or intend to continue to comply with these subpoenas and other document and information requests, and will continue cooperating with the federal and state legal and regulatory authorities which are conducting investigations related to trading practices in the mutual fund industry.

As of April 14, 2003, none of the legal or regulatory agencies conducting investigations into market timing, late trading and other trading practices in the mutual fund industry have brought an enforcement action or commenced other legal proceedings against any of the Janus funds, Janus Capital Group Inc. or its subsidiaries. While Janus Capital has had discussions with government authorities to resolve the Colorado and other pending investigations, the outcome and timing of those discussions will be determined in large part by the government agencies. Janus Capital anticipates that the government agencies will seek substantial civil penalties and other remedial measures.

Janus Capital is in the process of conducting an internal review of market timing and other trading practices at Janus Capital, which, as of the date of this prospectus, indicates that there were approximately twelve discretionary frequent trading arrangements across Janus' US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All of these arrangements have been terminated. It also appears that redemption fees payable on certain transactions may have been waived. Janus Capital also believes that there were several discretionary frequent trading arrangements in Janus' offshore mutual fund business, and these arrangements have also been terminated. In the case of one offshore fund, the Janus World Funds Plc ("JWF") outside legal counsel retained by Janus International Limited conducted an investigation and concluded that there had been no wrongdoing in relation to frequent trading in JWF and reported its findings to the UK regulators. Similar investigations by outside legal counsel are underway in relation to the other Janus offshore funds. In addition, given that most offshore jurisdictions have their own unique set of business and product structures, as well as rules and regulations, Janus Capital is working with its foreign legal counsel and its offshore distributors to develop appropriate guidelines for defining existing and future business practices.

As noted earlier, the pending investigations by the NYAG and other agencies seek to determine whether late trading occurred in mutual funds managed by Janus Capital. Because many mutual fund transactions are cleared and settled through financial intermediaries and because certain individuals who dealt with several of the significant discretionary frequent trading relationships are no longer employees of Janus Capital, Janus Capital cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries. Additionally, Janus Capital has been advised by certain financial intermediaries that, as a result of systems errors, such intermediaries may have permitted a small number of trades to be submitted late. Janus Capital believes that the impact of these transactions is immaterial.

Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits have been brought, in various federal and state courts, against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Janus fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in Janus funds.

Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws;
(ii) breach of fiduciary duties, as established by state common law or federal law, to the funds and/or individual investors; (iii) breach of contract; (iv) unjust enrichment; (v) violations of Section 1962 of the Racketeering, Influenced and Corrupt Organizations Act; and (vi) failure to adequately implement fair value pricing for portfolio securities in Janus funds.

The actions include actions purportedly on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus International Holding LLC, Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against officers of Janus Capital, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.

These lawsuits were filed in a number of state and federal jurisdictions. Janus Capital Group Inc. filed a motion with the Judicial Panel on Multidistrict Litigation (the "MDL Panel") to have all of the actions against Janus Capital Group Inc. or any of its affiliates transferred to the Southern District of New York, or in the alternative to the District of Colorado, for coordinated pretrial proceedings. Transfer motions were also filed by other plaintiffs and defendants. On February 20, 2004, the MDL Panel ruled on all of the transfer and coordination motions, and transferred all of the actions involved, including all of the actions involving Janus Capital Group Inc. or any of its affiliates, to the United States District Court for the District of Maryland for further coordinated or consolidated pretrial proceedings. The Federal District Court in Maryland now has scheduled an initial hearing in all of the transferred actions for April 2, 2004 in Baltimore. For each case, Janus Capital Group Inc. had requested a stay of all proceedings pending a transfer order from the MDL Panel. Such a stay was entered, or was not opposed, in the majority of pending cases. A stay was denied in only one case, in the Southern District of Illinois, and that case was remanded to Illinois state court for further proceedings.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the portfolios the services it has agreed to provide.


Subadvisor for SVS MFS Strategic Value Portfolio

Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the subadvisor to SVS MFS Strategic Value Portfolio. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $140.3 billion as of December 31, 2003. DeIM pays a fee to MFS for acting as subadvisor to SVS MFS Strategic Value Portfolio.

Although none of the legal proceedings described below currently involve your portfolio, these matters affect MFS, your portfolio's subadvisor. The information that follows has been provided to the portfolio by MFS.

On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with mutual fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan to be approved by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades.

As part of the settlement, MFS also agreed to retain an independent compliance consultant to review the completeness of its disclosure of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisors who support the sale of mutual fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust).

In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes, which include, among others:

o formation of a Code of Ethics Oversight Committee, comprised of senior executives of MFS' operating businesses, to oversee all matters relating to issues arising under MFS' Code of Ethics;

o establishment of an Internal Compliance Controls Committee, chaired by MFS' Chief Compliance Officer and comprised of senior executives of MFS' operating businesses, to review compliance issues as they may arise from time to time, endeavor to develop solutions to those issues, and oversee implementation of those solutions;

o establishment of a company ombudsman to whom MFS employees may convey concerns about MFS business matters that they believe involve matters of ethics or questionable practices;

o establishment of a full-time senior level position reporting to MFS' Chief Compliance Officer whose responsibilities include compliance matters related to conflicts of interest; this officer or another designated compliance officer will implement and oversee the funds' excessive trading policies and compliance procedures;

o engagement of an Independent Compliance Consultant to conduct a comprehensive review of MFS supervisory, compliance, and other policies and procedures designed to prevent and detect conflicts of interest, breaches of fiduciary duty, breaches of the MFS Code of Ethics and federal securities law violations by MFS and its employees; and

o commencing in 2006, and at least once every other year thereafter, MFS shall undergo a compliance review by an independent third party.

Messrs. Ballen and Parke have agreed to suspensions from association with any investment advisor or registered investment company for periods of 9 months and 6 months, respectively. Upon completion of these suspensions, for periods of 27 months (Mr. Ballen) and 30 months (Mr. Parke), Messrs. Ballen and Parke have agreed not to serve as an employee, officer or trustee of any registered investment company; not to serve as chairman, director or as an officer of any investment advisor; and to otherwise perform only limited functions for an investment advisor, which may include strategic planning and analysis, portfolio management and non-mutual fund marketing. Messrs. Ballen and Parke will pay approximately $315,000 each to the SEC, $250,000 of which is characterized as a penalty. Messrs. Ballen and Parke will not be returning to MFS after their suspensions.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS fund, or
(ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Additional lawsuits arising out of these circumstances presenting similar allegations and requests for relief may be filed against MFS and related parties in the future.


Subadvisor for SVS Oak Strategic Equity Portfolio

Oak Associates, Ltd. is the subadvisor to SVS Oak Strategic Equity Portfolio. Oak Associates, Ltd. currently has over $9.2 billion in assets under management. Oak Associates, Ltd.'s principal place of business is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. DeIM pays a fee to Oak Associates, Ltd. for acting as subadvisor to SVS Oak Strategic Equity Portfolio.


Subadvisor for SVS Turner Mid Cap Growth Portfolio

Turner Investment Partners, Inc., 1205 Westlakes Drive Suite 100, Berwyn, Pennsylvania, 19312 is the subadvisor to SVS Turner Mid Cap Growth Portfolio. As of December 31, 2003, Turner Investment Partners, Inc. had approximately $12.3 billion in assets under management. DeIM pays a fee to Turner Investment Partners, Inc. for acting as subadvisor to SVS Turner Mid Cap Growth Portfolio.

--------------------------------------------------------------------------------

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolios just described) are the participating insurance companies (the "insurance companies") that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolios do not sell shares directly to the public. The portfolios sell shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolios, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.

The portfolios have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: When an insurance company opens an account, the portfolios will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

A portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market Portfolio receives investable funds.

A portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of a portfolio.


Buying and Selling Shares

Each portfolio is open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolios continuously sell shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

o Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o  The portfolios do not issue share certificates.

o The portfolios reserve the right to reject purchases of shares for any reason.

o The portfolios reserve the right to withdraw or suspend the offering of shares at any time.

o The portfolios reserve the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolios may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company, one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolios may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

o Market timing -- the frequent trading of portfolio shares designed to take advantage of short-term market movements -- can harm a portfolio and its shareholders. The portfolios and their agents may reject or limit purchase orders when there appears to be a pattern of market timing or other frequent purchases and sales. Because the portfolios' shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, a portfolio generally has little or no access to the records of individual contract holders. The portfolios are dependent on the ability of these separate accounts to limit market timing and excessive trading of portfolio shares. The portfolios are working with separate accounts to assess and improve controls against inappropriate trading. There can be no assurance that market timing in the portfolios' shares will not occur.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

o Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.


How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in a portfolio.


How the Portfolios Calculate Share Price

To calculate net asset value per share or NAV, each portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                ---------------------------------------   = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you sell shares for each portfolio is also the NAV.

For Scudder Money Market Portfolio, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

Except with Scudder Money Market Portfolio, we typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the Board that are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon such security sale.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.


Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

                                   This page
                                 intentionally
                                  left blank.

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800)778-1482                                (202)942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Variable Series II



o Scudder Aggressive Growth Portfolio                         o Scudder Total Return Portfolio

o Scudder Blue Chip Portfolio                                 o SVS Davis Venture Value Portfolio

o Scudder Fixed Income Portfolio                              o SVS Dreman Financial Services Portfolio

o Scudder Global Blue Chip Portfolio                          o SVS Dreman High Return Equity Portfolio

o Scudder Government & Agency Securities Portfolio            o SVS Dreman Small Cap Value Portfolio
  (formerly, Scudder Government Securities Portfolio)
                                                              o SVS Eagle Focused Large Cap Growth Portfolio
o Scudder Growth Portfolio
                                                              o SVS Focus Value+Growth Portfolio
o Scudder High Income Portfolio
                                                              o SVS Index 500 Portfolio
o Scudder International Select Equity Portfolio
                                                              o SVS INVESCO Dynamic Growth Portfolio
o Scudder Large Cap Value Portfolio
  (formerly, Scudder Contrarian Value Portfolio)              o SVS Janus Growth And Income Portfolio

o Scudder Money Market Portfolio                              o SVS Janus Growth Opportunities Portfolio

o Scudder Small Cap Growth Portfolio                          o SVS MFS Strategic Value Portfolio

o Scudder Strategic Income Portfolio                          o SVS Oak Strategic Equity Portfolio

o Scudder Technology Growth Portfolio                         o SVS Turner Mid Cap Growth Portfolio





Prospectus

May 1, 2004



Class B Shares




This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.




The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents


                                                                                    Your Investment in the
How the Portfolios Work                                                             Portfolios

 3 Scudder Aggressive Growth              78   SVS Dreman Financial                 145  Buying and Selling Shares
   Portfolio                                   Services Portfolio

 8 Scudder Blue Chip Portfolio            83   SVS Dreman High Return               147  How the Portfolios Calculate
                                               Equity Portfolio                          Share Price

12 Scudder Fixed Income Portfolio         88   SVS Dreman Small Cap Value
                                               Portfolio                            147  Distributions
18 Scudder Global Blue Chip
   Portfolio                              93   SVS Eagle Focused Large Cap          148  Taxes
                                               Growth Portfolio
22 Scudder Government & Agency
   Securities Portfolio                   98   SVS Focus Value+Growth
   (formerly, Scudder Government               Portfolio
   Securities Portfolio)
                                         103   SVS Index 500 Portfolio
27 Scudder Growth Portfolio
                                         107   SVS INVESCO Dynamic Growth
                                               Portfolio
32 Scudder High Income Portfolio
                                         112   SVS Janus Growth And Income
37 Scudder International Select                Portfolio
   Equity Portfolio
                                         117   SVS Janus Growth
42 Scudder Large Cap Value                     Opportunities Portfolio
   Portfolio (formerly, Scudder
   Contrarian Value Portfolio)           122   SVS MFS Strategic Value
                                               Portfolio
47 Scudder Money Market
   Portfolio                             127   SVS Oak Strategic Equity
                                               Portfolio
52 Scudder Small Cap Growth
   Portfolio                             132   SVS Turner Mid Cap Growth
                                               Portfolio
57 Scudder Strategic Income
   Portfolio                             137   Other Policies and Risks

62 Scudder Technology Growth             137   Investment Advisor
   Portfolio
                                         138   Portfolio Subadvisors
67 Scudder Total Return Portfolio

73 SVS Davis Venture Value
   Portfolio


How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in a portfolio is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder Aggressive Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation through the use of aggressive investment techniques.

The portfolio normally invests at least 65% of total assets in equities -- mainly common stocks -- of US companies. The portfolio can invest in stocks of small, mid-sized and large companies of any market sector and it may invest in initial public offerings (IPOs) and in growth-oriented market sectors, such as the technology sector. In fact, the portfolio's stock selection methods may at times cause it to invest more than 25% of total assets in a single sector.
A sector is made up of numerous industries.

In managing the portfolio, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other characteristics.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

The managers also look for companies in growing industries that have innovative products and services, repeat customers and control over costs and prices.

Top-down analysis. The managers consider the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

To a limited extent, the managers may seek to take advantage of short-term trading opportunities that result from market volatility. For example, the managers may increase positions in favored companies when prices decline and may sell fully valued companies when prices rise.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated, other investments offer better opportunities or to adjust its emphasis in a given industry or sector.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stocks perform -- in this case, growth stocks. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them. To the extent that it invests in small and/or mid-sized companies, the portfolio will be subject to increased risk because smaller company stocks tend to be more volatile than stocks of larger companies, in part because, among other things, smaller companies tend to be less established than larger companies, often have more limited product lines, and may depend more heavily upon a few key employees. In addition, the valuation of their stocks often depends on future expectations.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Non-Diversification Risk. The fact that the portfolio is classified as non-diversified and can invest a larger percentage of assets in a given stock than a diversified portfolio increases its risk, because any factors affecting a given company could affect portfolio performance more than if the portfolio invested in a larger number of issuers.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may be appropriate for long-term investors who can accept an above-average level of risk to their investment and who are interested in potentially higher returns.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

                                  -5.20      -21.96     -30.76      33.43

--------------------------------------------------------------------------------
                                  2000        2001       2002       2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 23.35%, Q4 2001                   Worst Quarter: -25.99%, Q3 2001

2004 Total Return as of March 31: -0.42%


Average Annual Total Returns (%) as of 12/31/2003

                                                      1 Year                          Life of Portfolio*
-------------------------------------------------------------------------------------------------------------------
Portfolio -- Class B                                   33.43                                 -0.99

Index 1                                                30.97                                 -6.29

Index 2                                                28.68                                 -2.44
-------------------------------------------------------------------------------------------------------------------

Index 1: The Russell 3000 Growth Index is an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 Index.

Index 2: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*   Since 5/1/99. Index comparisons begin 4/30/99.

In the bar chart, total return for 2000 and 2003 would have been lower if operating expenses hadn't been reduced. In the table, total returns from inception through 2000 and in 2003 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                            Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                       0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                     0.25
--------------------------------------------------------------------------------
Other Expenses*                                                      0.37
 -------------------------------------------------------------------------------
Total Annual Operating Expenses                                      1.37
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement**                                  0.03
--------------------------------------------------------------------------------
Total Net Annual Operating Expenses**                                1.34
--------------------------------------------------------------------------------

* Restated to reflect estimated expenses for Class B shares resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Aggressive Growth Portfolio to 1.35%.

Based on the costs above, (including one year of capped expenses in each period) this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                                                            1 Year        3 Years        5 Years        10 Years
---------------------------------------------------------------------------------------------------------------------------
Class B shares                                                      $136           $431           $747          $1,644
---------------------------------------------------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Audrey M.T. Jones                         Samuel A. Dedio                          Doris R. Klug
CFA, Managing Director of Deutsche Asset  Managing Director of Deutsche Asset      CFA, Director of Deutsche Asset
Management and Portfolio Manager of the   Management and Portfolio Manager of      Management and Portfolio Manager
portfolio.                                the portfolio.                           of the portfolio.
  o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in    o Joined Deutsche Asset Management in
    1986 and the portfolio in 2002.           1999 after eight years of experience     2000 and the portfolio in 2002.
  o Portfolio manager with a primary          as analyst at Ernst & Young, LLP,      o Portfolio manager with a primary
    focus on the credit                       Evergreen Asset Management and           focus on the consumer and capital
    sensitive, communications services,       Standard & Poor's Corp.                  goods sectors.
    energy, process industries and          o Portfolio manager for US small- and    o Vice President of Mutual of America
    transportation sectors.                   mid-cap equity and senior small-cap      from 1993-2000.
  o Over 30 years of investment industry      analyst for technology.                o Over 22 years of financial industry
    experience.                             o MS, American University, Kogod           experience.
  o BBA, Pace University Lubin School of      School of Business.                    o MBA, Stern School of Business,
    Business.                               o Joined the portfolio in 2002.            New York University.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder Aggressive Growth Portfolio -- Class B

-----------------------------------------------------------------------------------------------------
Years Ended December 31,                                                          2003       2002^a
-----------------------------------------------------------------------------------------------------

Selected Per Share Data
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $ 7.06    $ 7.43
-----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                                  (.09)     (.02)
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions               2.45     (.35)
-----------------------------------------------------------------------------------------------------
  Total from investment operations                                                 2.36     (.37)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $ 9.42    $ 7.06
-----------------------------------------------------------------------------------------------------
Total Return (%)                                                                 33.43^c   (4.98)**
-----------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                4        .1
-----------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                    1.37     1.06*
-----------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                     1.34     1.06*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                         (.96)    (.47)*
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                          91        71
-----------------------------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Scudder Blue Chip Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2003, the S&P 500 Index had a median market capitalization of $9.03 billion) and that the portfolio managers believe are "blue chip" companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

The portfolio managers look for "blue chip" companies whose stock price is attractive relative to potential growth. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company's stock price relative to the company's earnings, operating trends, market outlook and other measures of performance potential.

The managers may favor securities from different industries and companies at different times while still maintaining variety in terms of the types of securities and issuers.

The managers will normally sell a stock when the managers believe its fundamental factors have changed, other investments offer better opportunities or in the case of adjusting the portfolio's emphasis on or within a given industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters;

o  growth stocks may be out of favor for certain periods; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors with long-term goals who are interested in a core stock investment may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

                13.56      24.92       -8.07      -16.02     -22.31      26.76

--------------------------------------------------------------------------------
                 1998       1999       2000        2001       2002       2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.19%, Q4 1998                   Worst Quarter: -17.49%, Q3 2001

2004 Total Return as of March 31: 4.42%

Average Annual Total Returns (%) as of 12/31/2003

                                        1 Year                      5 Years                Life of Portfolio*
-------------------------------------------------------------------------------------------------------------------
Portfolio -- Class B                     26.76                       -1.03                         2.78

Index                                    29.89                       -0.13                         6.96
-------------------------------------------------------------------------------------------------------------------

Index: The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.

*   Since 5/1/97. Index comparison begins 4/30/97.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                            Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                       0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      0.25
--------------------------------------------------------------------------------
Other Expenses*                                                       0.20
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                     1.10
--------------------------------------------------------------------------------

* Restated to reflect estimated expenses for Class B shares resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Blue Chip Portfolio to 1.35%.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                                                            1 Year        3 Years        5 Years        10 Years
---------------------------------------------------------------------------------------------------------------------------
Class B shares                                                      $112           $350           $606          $1,340
---------------------------------------------------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Janet Campagna                           Robert Wang
Managing Director of Deutsche Asset      Managing Director of Deutsche Asset
Management and Portfolio Manager of      Management and Portfolio Manager of
the portfolio.                           the portfolio.
  o Joined Deutsche Asset Management in    o Joined Deutsche Asset Management in
    1999 and the portfolio in 2003.          1995 as portfolio manager for asset
  o Head of global and tactical asset        allocation after 13 years of
    allocation.                              experience of trading fixed income
  o Investment strategist and manager        and derivative securities at J.P.
    of the asset allocation strategies       Morgan.
    group for Barclays Global Investors    o Senior portfolio manager for Multi
    from 1994 to 1999.                       Asset Class Quantitative
  o Over 16 years of investment              Strategies: New York.
    industry experience.                   o Joined the portfolio in 2003.
  o Master's degree in Social Science
    from California Institute of
    Technology.
  o Ph.D in Political Science from
    University of California at Irvine.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Blue Chip Portfolio -- Class B

--------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                            2003       2002^a
--------------------------------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                 $ 9.35   $10.28
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                                        .04      .03
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                   2.45    (.96)
--------------------------------------------------------------------------------------------------------
  Total from investment operations                                                     2.49    (.93)
--------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                              (.04)        --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                       $11.80   $ 9.35
--------------------------------------------------------------------------------------------------------
Total Return (%)                                                                      26.76   (9.05)**
--------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                   17       .4
--------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                                  1.10     .94*
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                               .43     .61*
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                             182      195
--------------------------------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Scudder Fixed Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high current income. The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The portfolio may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the portfolio's investment objective are not readily available for purchase. The portfolio's investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed-income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the portfolio, the managers generally use a "bottom-up" approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed-income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the portfolio's investment process. In selecting individual securities for investment, the portfolio managers:

o assign a relative value, based on creditworthiness, cash flow and price, to each bond;

o determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

o use credit analysis to determine the issuer's ability to pay interest and repay principals on its bonds; and

o subordinate sector weightings to individual bonds that may add above-market value.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Portfolio Maturity. The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Other Investments

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

------------------------------------------------------------------------------
 1997        1998       1999        2000        2001       2002       2003

 8.76        7.67      -2.30        9.63        5.45       7.77       4.76
------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter:  4.03%, Q3 2002                   Worst Quarter:  -1.29%, Q2 1999

2004 Total Return as of March 31: 2.72%


Average Annual Total Returns (%) as of 12/31/2003

                               1 Year        5 Years          Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B            4.76          4.98                   5.82

Index                           4.10          6.62                   7.51
--------------------------------------------------------------------------------

Index: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

*    Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses*                                                    0.20
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                  1.05
--------------------------------------------------------------------------------

* Restated to reflect estimated expenses for Class B shares resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Fixed Income Portfolio to 1.20%.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares            $107           $334           $579          $1,283
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

he Portfolio Managers

The following people handle the day-to-day management of the portfolio:


  Gary W. Bartlett                         William T. Lissenden                    Thomas J. Flaherty
  CFA, Managing Director of Deutsche       Director of Deutsche Asset              Managing Director of Deutsche Asset
  Asset Management and Co-Lead Manager     Management and Portfolio Manager of     Management and Co-Lead Manager of
  of the portfolio.                        the portfolio.                          the portfolio.
  o   Joined Deutsche Asset Management     o    Joined Deutsche Asset Management   o    Joined Deutsche Asset Management
      in 1992 and the portfolio in 2002.        in 2002 and the portfolio in            in 1995 and the portfolio in
  o   Began investment career in 1982.          2003.                                   2002.
  o   MBA, Drexel University.              o    Prior to that, fixed income        o    Began investment career in 1984.
                                                strategist and director of
  J. Christopher Gagnier                        research at Conseco Capital        Timothy C. Vile
  Managing Director of Deutsche Asset           Management, director of fixed      CFA, Managing Director of Deutsche
  Management and Co-Lead Manager of             income research and product        Asset Management and Co-Lead Manager
  the portfolio.                                management at Prudential           to the portfolio.
  o   Joined Deutsche Asset Management          Securities, national sales         o    Joined Deutsche Asset Management
      in 1997 and the Co-Lead in 2002.          manager for fixed income                in 1991.
  o   Prior to that, portfolio manager,         securities at Prudential           o    Prior to that, portfolio manager
      Paine Webber, from 1984 to 1997.          Securities and institutional            for fixed income portfolios at
  o   Began investment career in 1979.          sales professional at several           Equitable Capital Management.
  o   MBA, University of Chicago.               firms including Prudential,        o    Portfolio manager for Core Fixed
                                                Goldman Sachs and Merrill Lynch.        Income and Global Aggregate
  Warren S. Davis                          o    MBA, Baruch College.                    Fixed Income.
  Managing Director of Deutsche Asset                                              o    Joined the portfolio in 2004.
  Management and Co-Lead Manager of the    Bruce A. Rodio
  portfolio.                               Director of Deutsche Asset
  o   Joined Deutsche Asset Management     Management and Portfolio Manager of
      in 1995 and the portfolio in 2002.   the portfolio.
  o   Began investment career in 1985.     o    Joined Deutsche Asset Management
  o   MBA, Drexel University.                   in 2004 after 15 years of fixed
                                                income experience as portfolio
  Daniel R. Taylor                              specialist at Morgan Stanley
  CFA, Managing Director of Deutsche            Investment Management,
  Asset Management and Co-Lead Manager          institutional sales at Credit
  of the portfolio.                             Suisse First Boston and Morgan
  o   Joined Deutsche Asset Management          Stanley, and regional vice
      in 1998 and the portfolio in 2002.        president at Van Kampen
  o   Prior to that, fixed income               Investments.
      portfolio manager, asset-backed      o    Portfolio/product manager for
      securities analyst and senior             Core Plus Fixed Income:
      credit analyst, CoreStates                Philadelphia.
      Investment Advisors, from 1992 to    o    MBA, University of Pennsylvania
      1998.                                     Wharton School.
                                           o    Joined the portfolio in 2004.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Fixed Income Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                                      2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.96   $11.36
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^b                                       .40      .27
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                  .15      .33
--------------------------------------------------------------------------------
  Total from investment operations                              .55      .60
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                       (.38)       --
--------------------------------------------------------------------------------
  Total distributions                                         (.38)       --
--------------------------------------------------------------------------------
Net asset value, end of period                               $12.13   $11.96
--------------------------------------------------------------------------------
Total Return (%)                                               4.76   5.28**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                           45        2
--------------------------------------------------------------------------------
Ratio of expenses (%)                                          1.05     .92*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      3.36    4.69*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   229^c      267
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c The portfolio turnover rate including mortgage dollar roll transactions was 265% for the year ended December 31, 2003.

*    Annualized

**   Not annualized

Scudder Global Blue Chip Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio managers believe are "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management. Although the portfolio may invest in any country, it primarily focuses on countries with developed economies (including the US).

In choosing stocks, the portfolio managers look for those blue-chip companies that appear likely to benefit from global economic trends or have promising new technologies or products.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The portfolio normally will sell a stock when the managers believe it has reached its fair value, when its fundamental factors have changed or when adjusting its exposure to a given country or industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 5% of total assets in junk bonds, (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case US and foreign stock markets. When US and foreign stock prices fall, especially prices of large company stocks, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

o Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.

o Liquidity Risk. Securities that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the managers' estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in foreign securities denominated in foreign currencies. To the extent that the portfolio is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. Emerging markets tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

                            26.39       -3.60      -15.69     -16.10      28.96

--------------------------------------------------------------------------------
                             1999       2000        2001       2002       2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.29%, Q4 1999                   Worst Quarter: -16.30%, Q3 2002

2004 Total Return as of March 31: 3.56%

Average Annual Total Returns (%) as of 12/31/2003

                                                     1 Year                 5 Years           Life of Portfolio*
-------------------------------------------------------------------------------------------------------------------
Portfolio -- Class B                                  28.96                    2.16                   1.49

Index                                                 33.11                   -0.77                   0.63
-------------------------------------------------------------------------------------------------------------------

Index: The MSCI World Index is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.

*   Since 5/5/98. Index comparison begins 4/30/98.

In the bar chart, total returns for 1999, 2000 and 2003 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2000 and in 2003 would have been lower if operating expenses hadn't been reduced. Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                         0.25
--------------------------------------------------------------------------------
Other Expenses*                                                          0.62
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                        1.87
--------------------------------------------------------------------------------

* Restated to reflect estimated expenses for Class B shares resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Global Blue Chip Portfolio to 1.96%.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                                                            1 Year        3 Years        5 Years        10 Years
---------------------------------------------------------------------------------------------------------------------------
Class B shares                                                      $190           $588          $1,011         $2,190
---------------------------------------------------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Steve M. Wreford                            Oliver Kratz
CFA, Managing Director of Deutsche          Managing Director of Deutsche Asset
Asset Management and Co-Manager of          Management and Co-Manager of the
the portfolio.                              portfolio.
  o Joined Deutsche Asset Management in       o Joined Deutsche Asset Management in
    2000 and the portfolio in 2002.             1996 and the portfolio in 2003.
  o Responsible for European                  o Head of global portfolio selection
    Telecommunications Research.                team for Alpha Emerging Markets
  o Prior to that, five years of                Equity: New York.
    experience as a telecommunication and     o Prior to that, two years of
    technology equity analyst for CCF           experience at Merrill Lynch, Brown
    International, New York;                    Brothers Harriman and McKinsey &
    CCF Charterhouse, London and as a           Co.; authored Frontier Emerging
    management consultant for KPMG, UK.         Markets Securities Price Behavior
  o Chartered Accountant, UK (US CPA            and Valuation; Kluwers Academic
    equivalent).                                Publishers, 1999.
                                              o MALD and Ph.D from Fletcher School,
                                                administered jointly by Harvard
                                                University and Tufts University.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Global Blue Chip Portfolio -- Class B

---------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                            2003       2002^a
---------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                  $ 8.06   $ 8.98
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                                         .04      .02
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                    2.29    (.94)
---------------------------------------------------------------------------------------------------------
  Total from investment operations                                                      2.33    (.92)
---------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                                (.01)       --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $10.38   $ 8.06
---------------------------------------------------------------------------------------------------------
Total Return (%)                                                                      28.96^c  (10.24)**
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                     6       .2
---------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                         1.87    1.60*
---------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                          1.64    1.60*
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                                .55     .49*
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                               65       41
---------------------------------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c   Total returns would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Scudder Government & Agency Securities Portfolio

(formerly, Scudder Government Securities Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

o  direct obligations of the US Treasury;

o securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and are supported by the full faith and credit of the United States; and

o securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

In deciding which types of government bonds to buy and sell, the portfolio managers first consider the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Credit Quality Policies

This portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio focuses its investments on mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1994        1995       1996       1997        1998       1999        2000        2001       2002       2003

   -2.99       18.69       2.30       8.69        6.76       0.43        10.65       7.22       7.81       1.83
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 6.01%, Q2 1995                    Worst Quarter: -2.52%, Q1 1994

2004 Total Return as of March 31: 1.29%


Average Annual Total Returns (%) as of 12/31/2003

                            1 Year            5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B         1.83               5.52                  5.98

Index                        2.85               6.50                  6.92
--------------------------------------------------------------------------------

Index: The Lehman Brothers GNMA Index is an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                      Class B
-------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
-------------------------------------------------------------------------------
Management Fee                                                  0.55%
-------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                0.25
-------------------------------------------------------------------------------
Other Expenses*                                                 0.20
-------------------------------------------------------------------------------
Total Annual Operating Expenses                                 1.00
-------------------------------------------------------------------------------

* Restated to reflect estimated expenses for Class B shares resulting from new compensation arrangements with participating insurance companies for recordkeeping.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares           $102           $318           $552          $1,225
--------------------------------------------------------------------------------


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


Sean P. McCaffrey                         William Chepolis
CFA, Managing Director of Deutsche        CFA, Managing Director of Deutsche
Asset Management and Co-Manager of the    Asset Management and Co-Manager of
portfolio.                                the portfolio.
o   Joined Deutsche Asset Management      o   Joined Deutsche Asset Management
    in 1996 after five years of               in 1998 after 13 years of
    experience as fixed income analyst        experience as vice president and
    at Fidelity Investments.                  portfolio manager for Norwest
o   Portfolio manager for structured          Bank where he managed the bank's
    and quantitatively based active           fixed income and foreign
    investment-grade and enhanced             exchange portfolios.
    fixed income strategies underlying   o    Portfolio Manager and Head of
    retail mutual fund and                    the Rates Sector Specialty Fixed
    institutional mandates.                   Income Team: New York.
o   Heads the Fixed Income Enhanced      o    Joined the portfolio in 2002.
    Strategies & Mutual Funds Team:
    New York.
o   MBA, Yale University.
o   Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Government & Agency Securities Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                                     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                         $12.82   $12.36
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income^b                                       .27      .31
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                (.04)      .15
--------------------------------------------------------------------------------
  Total from investment operations                              .23      .46
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                       (.32)       --
--------------------------------------------------------------------------------
  Net realized gains on investment transactions               (.22)       --
--------------------------------------------------------------------------------
  Total distributions                                         (.54)       --
--------------------------------------------------------------------------------
Net asset value, end of period                               $12.51   $12.82
--------------------------------------------------------------------------------
Total Return (%)                                               1.83   3.72**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                           38        3
--------------------------------------------------------------------------------
Ratio of expenses (%)                                           .98     .84*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      2.13    4.95*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    511c     534^c
--------------------------------------------------------------------------------


^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c The portfolio turnover rate including mortgage dollar roll transactions was 536% and 651% for the years ended December 31, 2003 and December 31, 2002, respectively.

*    Annualized

**   Not annualized

Scudder Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of capital.

The portfolio normally invests at least 65% of total assets in common stocks of large US companies that are similar in size to the companies in the Russell 1000 Growth Index (as of December 31, 2003, the Russell 1000 Growth Index had a median market capitalization of $4.0 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

In managing the portfolio, the managers use a combination of three analytical disciplines:

Top-down analysis. The managers consider the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment.

Fundamental company research. The managers look for individual companies with above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies with projected above-average growth of revenue or earnings relative to their sector.

The managers may favor different types of securities from different industries and companies at different times.

The managers generally keep the portfolio's sector weightings similar to those of the Russell 1000 Growth Index.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, the company's fundamentals have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, options and covered call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the growth portion of the US stock market. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty; and

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1994        1995       1996       1997        1998       1999        2000        2001       2002       2003

   -4.26       32.64      21.32       21.04      14.82      36.78       -19.26      -22.54     -29.60      24.28
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 28.86%, Q4 1999                   Worst Quarter: -22.02%, Q3 1998

2004 Total Return as of March 31: 0.54%

Average Annual Total Returns (%) as of 12/31/2003

                            1 Year             5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B        24.28               -5.64                 4.82
Index                       29.75               -5.11                 9.21
--------------------------------------------------------------------------------

Index: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                       Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                   0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                 0.25
--------------------------------------------------------------------------------
Other Expenses*                                                  0.18
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                  1.03
--------------------------------------------------------------------------------

* Restated to reflect estimated expenses for Class B shares resulting from new compensation arrangements with participating insurance companies for recordkeeping.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares          $105           $328           $569          $1,259
--------------------------------------------------------------------------------


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


Julie M. Van Cleave                       Jack A. Zehner                          Thomas J. Schmid
CFA, Managing Director of Deutsche        Director of Deutsche Asset              CFA, Director of Deutsche Asset
Asset Management and Portfolio Manager    Management and Portfolio Manager of     Management and Portfolio Manager of
of the portfolio.                         the portfolio.                          the portfolio.
o   Joined Deutsche Asset Management      o    Joined Deutsche Asset Management   o    Joined Deutsche Asset Management
    and the portfolio in 2002.                 and the portfolio in 2002.              and the portfolio in 2002.
o   Head of Large Cap Growth Portfolio    o    Previous experience includes       o    Previous experience includes 15
    Selection Team.                            eight years' investment industry        years' investment industry
o   Previous experience includes 18            experience at Mason Street              experience, most recently as
    years' investment industry                 Advisors where he served most           Director -- Common Stock at Mason
    experience at Mason Street                 recently as Director -- Common          Street Advisors.
    Advisors, most recently serving as         Stock.                             o    MBA, University of Chicago.
    Managing Director and team leader     o    MBA, Marquette University.
    for the large cap investment team.
o   MBA, University of Wisconsin --
    Madison.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Growth Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                                      2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                         $14.83   $16.04
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                              (.03)      .06
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                 3.63   (1.27)
--------------------------------------------------------------------------------
  Total from investment operations                             3.60   (1.21)
--------------------------------------------------------------------------------
Net asset value, end of period                               $18.43   $14.83
--------------------------------------------------------------------------------
Total Return (%)                                              24.28   (7.54)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            7      .1
--------------------------------------------------------------------------------
Ratio of expenses (%)                                          1.03     .88*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     (.10)     .80*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      26      38
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Scudder High Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. Generally, most are from US issuers, but up to 25% of total assets could be invested in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using both a "top-down" approach, focusing on sector allocations and considering macro trends in the economy and a "bottom-up" approach, by using relative value and fundamental analysis, to select the best securities within each sector. To select securities or investments, the portfolio manager:

o analyzes economic conditions for improving or undervalued sectors and industries;

o uses independent credit research and on-site management visits to evaluate individual issuers' debt service, growth rate, and both downgrade and upgrade potential;

o  assesses new issues versus secondary market opportunities; and

o seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Portfolio Maturity. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio's average portfolio maturity may vary and may be shortened by certain of the portfolio's securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1994        1995       1996       1997        1998       1999        2000        2001       2002       2003

   -2.49       17.10      13.77       11.33       1.20       1.90       -8.91       2.37      -0.58       24.14
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 8.44%, Q2 2003                    Worst Quarter: -6.72%, Q3 1998

2004 Total Return as of March 31: 1.73%

Average Annual Total Returns (%) as of 12/31/2003

                            1 Year            5 Years           10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B        24.14               3.24               5.55

Index 1*                    27.94               6.44               7.30

Index 2                     42.98              11.79              11.67
--------------------------------------------------------------------------------

Index 1: The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield market.

Index 2: The Citigroup Long-Term High Yield Bond Index (formerly known as Salomon Smith Barney Long-Term High Yield Bond Index) is an unmanaged index that is on a total return basis with all dividends reinvested and is composed of high-yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc.

* Effective May, 2004 the CS First Boston High Yield Index replaced the Citigroup Long-Term High Yield Bond Index as the fund's benchmark index because the advisor believes that the CS First Boston High Yield Index is the most representative of the high yield market and best represents the portfolio's investment objective and process.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.60%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses*                                                    0.21
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.06
--------------------------------------------------------------------------------


* Restated to reflect estimated expenses for Class B shares resulting from new compensation arrangements with participating insurance companies for recordkeeping.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example             1 Year        3 Years        5 Years        10 Years
----------------------------------------------------------------------------
Class B shares       $108           $337           $585          $1,294
----------------------------------------------------------------------------


The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

  Andrew P. Cestone
  Managing Director of Deutsche Asset
  Management and Lead Manager of the
  portfolio.
  o   Joined Deutsche Asset Management
      in 1998 and the portfolio in 2002.
  o   Prior to that, investment analyst,
      Phoenix Investment Partners, from 1997
      to 1998.
  o   Prior to that, Credit Officer, asset
      based lending group, Fleet Bank, from
      1995 to 1997.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder High Income Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                                     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 7.39   $ 7.21
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                       .64      .31
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                 1.03    (.13)
--------------------------------------------------------------------------------
  Total from investment operations                             1.67      .18
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                       (.65)       --
--------------------------------------------------------------------------------
Net asset value, end of period                               $ 8.41   $ 7.39
--------------------------------------------------------------------------------
Total Return (%)                                              24.14   2.50**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                           37        1
--------------------------------------------------------------------------------
Ratio of expenses  (%)                                         1.06     .92*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                             8.23    8.78*
--------------------------------------------------------------------------------
Portfolio turnover rate  (%)                                    165      138
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Scudder International Select Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics.

The portfolio primarily invests in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE(R) Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index.

The MSCI EAFE(R) Index has a median market capitalization of approximately $2.6 billion. Under normal market conditions, the portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

The portfolio managers seek to identify a focused list of approximately 30 to 40 companies that offer, in their opinion, the greatest upside potential on a rolling 12-month view. The portfolio managers use an entirely bottom-up approach, with no active allocation among countries, regions or industries.

The portfolio managers' process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE(R) Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio managers focus on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio managers set a target price objective (the portfolio managers' opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The portfolio managers apply a strict buy and sell strategy. The top 30 to 40 stocks in the ranking are purchased for the portfolio. Stocks are sold when they meet their target price objectives or when the portfolio managers revise price objectives downward. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio managers may use these and other types of derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market, including stocks held by the portfolio.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Foreign Investment Risk. Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:

o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the portfolio invests, they may in the future.

o Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.

o Liquidity Risk. Securities that trade infrequently or in low volumes can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the portfolio managers' estimate of its value.

o Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

o Currency Risk. The portfolio invests in foreign securities denominated in foreign currencies. To the extent that the portfolio is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. Emerging markets tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1994        1995       1996       1997        1998       1999       2000        2001       2002       2003

   -3.83       12.55      16.20       9.19        9.74      45.35      -20.68      -24.62     -13.82      29.42
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 30.95%, Q4 1999                   Worst Quarter: -17.38%, Q3 1998

2004 Total Return as of March 31: 3.75%

Average Annual Total Returns (%) as of 12/31/2003

                        1 Year             5 Years                     10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B    29.42              -0.62                        3.86

Index 1                 40.71               1.15                        4.44

Index 2                 38.59              -0.05                        4.47
--------------------------------------------------------------------------------

Index 1: The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Markets Free Index) is an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.

Index 2: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses*                                                    0.33
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.33
--------------------------------------------------------------------------------

* Restated to reflect estimated expenses for Class B shares resulting from new compensation arrangements with participating insurance companies for recordkeeping.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares           $135           $421           $729          $1,601
--------------------------------------------------------------------------------


The Portfolio Managers

Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor to the portfolio. The following people handle the day-to-day management of the portfolio:


Alex Tedder                               Matthias Knerr                          Sangita Uberoi
Managing Director of Deutsche Asset       CFA, Director, Deutsche Asset           CFA, Director, Deutsche Asset
Management and Lead Manager to            Management and Manager of the           Management and Manager of the
the portfolio.                            portfolio.                              Portfolio.
o   Joined Deutsche Asset Management      o   Joined Deutsche Asset Management    o   Joined Deutsche Asset Management
    in 1994 and the portfolio in 2002.        in 1995 and the portfolio in            in 1994 and the portfolio in
o   Head of International Select              2004.                                   2004.
    Equity strategy; portfolio manager    o   Head of the Capital Goods Global    o   Head of the Global Equity
    and analyst for Core EAFE                 Sector Team: London.                    Research Team for Consumer
    strategy: London.                     o   Portfolio manager for EAFE              Goods, Retail and Leisure
o   Previously managed European               Equities and Global Equities.           Sector: London.
    equities and responsible                                                      o   Portfolio manager for EAFE
    for insurance sector with 4 years                                                 Equities.
    of experience at Schroder                                                     o   Previous experience includes two
    Investment Management.                                                            years in equity research
o   MA, Freiburg University.                                                          and investments at Lehman
                                                                                      Brothers & Smith Barney.
Clare Gray
CFA, Director of Deutsche Asset
Management and Manager of the
portfolio.
o   Joined Deutsche Asset Management in
    1993 and the portfolio in 2002.
o   Portfolio manager with primary
    focus on European markets and
    senior analyst covering global
    telecommunications: London.
o   Previous experience includes three
    years of experience in international
    investments and corporate finance
    with Citicorp Securities.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder International Select Equity Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                                     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 7.94    $ 8.98
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                               .06       .02
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                2.24    (1.06)
--------------------------------------------------------------------------------
  Total from investment operations                            2.30    (1.04)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                       (.09)       --
--------------------------------------------------------------------------------
  Net realized gains on investment transactions                 --        --
--------------------------------------------------------------------------------
  Total distributions                                        (.09)        --
--------------------------------------------------------------------------------
Net asset value, end of period                              $10.15    $ 7.94
--------------------------------------------------------------------------------
Total Return (%)                                             29.42    (11.58)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          18       .4
--------------------------------------------------------------------------------
Ratio of expenses (%)                                         1.33     1.11*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      .78      .54*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    139      190
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Scudder Large Cap Value Portfolio

(formerly, Scudder Contrarian Value Portfolio)

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of December 31, 2003, the Russell 1000 Value Index had a median market capitalization of $3.717 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

       30.06      18.96      -10.44      15.84       1.61      -15.18      32.19

--------------------------------------------------------------------------------
       1997        1998       1999       2000        2001       2002       2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.75%, Q2 2003                   Worst Quarter: -19.15%, Q3 2002

2004 Total Return as of March 31: 0.96%

Average Annual Total Returns (%) as of 12/31/2003

                                         1 Year                      5 Years               Life of Portfolio*
-------------------------------------------------------------------------------------------------------------------
Portfolio -- Class B                      32.19                        3.40                       10.44

Index                                     30.03                        3.56                       10.40
-------------------------------------------------------------------------------------------------------------------

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

* Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       0.25
--------------------------------------------------------------------------------
Other Expenses*                                                        0.19
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                      1.19
--------------------------------------------------------------------------------

* Restated to reflect estimated expenses for Class B shares resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Large Cap Value Portfolio to 1.20%.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                                             1 Year        3 Years        5 Years        10 Years
------------------------------------------------------------------------------------------------------------
Class B shares                                       $121           $378           $654          $1,443
------------------------------------------------------------------------------------------------------------


The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Thomas Sassi                              Frederick L. Gaskin
Managing Director of Deutsche Asset       Managing Director of Deutsche Asset
Management and Lead Manager of the        Management and Manager of the
portfolio.                                portfolio.
  o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in
    1990 and the portfolio in 1997.           1989 and the portfolio in 1997.
  o Over 32 years of investment             o Over 17 years of investment industry
    industry experience.                      experience.
  o MBA, Hofstra University.                o MBA, Babcock Graduate School of
                                              Management at Wake Forest University.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Large Cap Value Portfolio -- Class B

----------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                       2003     2002^a
----------------------------------------------------------------------------------------------------
Selected Per Share Data
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $11.23   $12.77
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                                    .18      .15
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions               3.35   (1.69)
----------------------------------------------------------------------------------------------------
  Total from investment operations                                                 3.53   (1.54)
----------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                           (.21)       --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $14.55   $11.23
----------------------------------------------------------------------------------------------------
Total Return (%)                                                                  32.19   (12.06)**
----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                               18       .5
----------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                              1.19    1.04*
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                          1.55    2.74*
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                          58     84**
----------------------------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Scudder Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

o The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   -  are unrated, but are determined to be of similar quality by the advisor;
      or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security's maturity.

o US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US Government, corporations and municipalities. The portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks.

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market portfolios.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o the securities lose value before they can be sold. The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class B shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1994        1995       1996       1997        1998       1999      2000        2001       2002       2003

    3.70        5.40       4.76       4.98        4.88       4.58      5.84        3.49       1.20       0.42
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 1.50%, Q3 2000                    Worst Quarter: 0.04%, Q3 2003

2004 Total Return as of March 31: 0.09%


Average Annual Total Returns (%) as of 12/31/2003

                        1 Year                5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B     0.42                   3.09                  3.91
--------------------------------------------------------------------------------

7-day yield as of December 31, 2003: 0.35%

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                   0.50%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                 0.25
--------------------------------------------------------------------------------
Other Expenses*                                                  0.18
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                  0.93
--------------------------------------------------------------------------------

* Restated to reflect estimated expenses for Class B shares resulting from new compensation arrangements with participating insurance companies for recordkeeping.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example            1 Year        3 Years        5 Years        10 Years
---------------------------------------------------------------------------
Class B shares      $95            $296           $515          $1,143
---------------------------------------------------------------------------

The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Money Market Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                                    2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                        $1.000    $1.000
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       .004      .007
--------------------------------------------------------------------------------
  Total from investment operations                            .004      .007
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                     (.004)    (.007)
--------------------------------------------------------------------------------
  Total distributions                                       (.004)    (.007)
--------------------------------------------------------------------------------
Net asset value, end of period                              $1.000    $1.000
--------------------------------------------------------------------------------
Total Return (%)                                               .42     .67**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          66         3
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                .93      .79*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                 .92      .64*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                             .35     1.11*
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

*    Annualized

**   Not annualized

Scudder Small Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum appreciation of investors' capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of December 31, 2003, the Russell 2000 Growth Index had a median market capitalization of $461 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using extensive fundamental and field research, the managers look for companies that have low debt, exceptional management teams that hold a significant stake in the company, strong current or potential competitive positioning, and potential annual earnings growth of at least 15%, among other factors. The managers often find these companies in rapidly changing sectors of the economy, such as telecommunications, biotechnology and high tech.

The managers generally look for companies that they believe have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

The managers may favor different types of securities from different industries and companies at different times.

The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given industry.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the portfolio may continue to hold their stock, but generally will not add to these holdings.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stocks perform -- in this case, the small and mid-size company portion of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them. To the extent that it invests in small and/or mid-sized companies, the portfolio will be subject to increased risk because smaller company stocks tend to be more volatile than stocks of larger companies, in part because, among other things, smaller companies tend to be less established than larger companies, often have more limited product lines, and may depend more heavily upon a few key employees. In addition, the valuation of their stocks often depends on future expectations.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors who are looking to add the growth potential of small and mid-size companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

------------------------------------------------------------------------------------------------------
   1995       1996       1997        1998       1999       2000        2001       2002       2003

  29.75      27.72       33.87      18.07      34.23      -10.93      -28.98     -33.64      32.51
------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 30.88%, Q4 1999                   Worst Quarter: -31.76%, Q3 2001

2004 Total Return as of March 31: 5.14%

Average Annual Total Returns (%) as of 12/31/2003

                          1 Year            5 Years         Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B      32.51              -5.68                 7.59

Index                     48.54               0.86                 6.07
--------------------------------------------------------------------------------

Index: The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values.

*    Since 5/2/1994. Index comparison begins 4/30/94.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                        Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses*                                                    0.18
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    1.08
--------------------------------------------------------------------------------


* Restated to reflect estimated expenses for Class B shares resulting from new compensation arrangements with participating insurance companies for recordkeeping.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares             $110           $343           $595          $1,317
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Audrey M.T. Jones                        Samuel A. Dedio                         Doris R. Klug
CFA, Managing Director of Deutsche       Managing Director of Deutsche Asset     CFA, Director of Deutsche Asset
Asset Management and Lead Portfolio      Management and Portfolio Manager of     Management and Portfolio Manager of
Manager of the portfolio.                the portfolio.                          the portfolio.
o   Joined Deutsche Asset Management     o    Joined Deutsche Asset Management   o    Joined Deutsche Asset Management
    in 1986 and the portfolio in 2002.        in 1999 after eight years of            in 2000 and the portfolio in
o   Portfolio manager with a primary          experience as analyst at Ernst &        2002.
    focus on the credit                       Young, LLP, Evergreen Asset        o    Portfolio manager with a primary
    sensitive, communications                 Management and Standard & Poor's        focus on the consumer and
    services, energy, process                 Corp.                                   capital goods sectors.
    industries and transportation        o    Portfolio manager for US small-    o    Vice President of Mutual of
    sectors.                                  and mid-cap equity and                  America from 1993-2000.
o   Over 30 years of investment               senior small cap analyst for       o    Over 22 years of financial
    industry experience.                      technology.                             industry experience.
o   BBA, Pace University Lubin School    o    MS, American University, Kogod     o    MBA, Stern School of Business,
    of Business.                              School of Business.                     New York University.
                                         o    Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Small Cap Growth Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                                    2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 8.52   $ 9.39
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                              (.09)    (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                 2.86    (.85)
--------------------------------------------------------------------------------
  Total from investment operations                             2.77    (.87)
--------------------------------------------------------------------------------
Net asset value, end of period                               $11.29   $ 8.52
--------------------------------------------------------------------------------
Total Return (%)                                              32.51   (9.27)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                           15       .5
--------------------------------------------------------------------------------
Ratio of expenses (%)                                          1.08     .96*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     (.80)   (.39)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     123       68
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Scudder Strategic Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks a high current return. The portfolio invests mainly in bonds issued by US and foreign corporations and governments. The credit quality of the portfolio's investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in foreign bonds. The portfolio may also invest in emerging markets securities and dividend-paying common stocks.

In deciding which types of securities to buy and sell, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers' creditworthiness.

The managers may shift the proportions of the portfolio's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented.

The managers may adjust the duration (a measure of sensitivity to interest rates) of the portfolio's portfolio, depending on their outlook for interest rates.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

Part of the portfolio's current investment strategy involves the use of various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio's investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Investors looking for a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks, and who can accept risk of loss of principal, may want to invest in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio's current policies were in effect.

The inception date for Class B was May 1, 2003. In the bar chart and table, the performance figures for Class B before this date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with four broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

                10.54      -6.22       2.16        4.81      10.86       7.40

--------------------------------------------------------------------------------
                 1998       1999       2000        2001       2002       2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 6.24%, Q3 1998    Worst Quarter: -3.43%, Q2 1999

2004 Total Return as of March 31: 0.89%


Average Annual Total Returns (%) as of 12/31/2003

                                                 1 Year                      5 Years               Life of Portfolio*
---------------------------------------------------------------------------------------------------------------------------
Portfolio -- Class B                              7.40                        3.63                        4.67

Index 1                                          14.91                        5.75                        7.49

Index 2                                          28.82                       16.30                       10.99

Index 3                                          27.23                        5.47                        6.29

Index 4                                           2.24                        6.18                        7.59
---------------------------------------------------------------------------------------------------------------------------

Index 1: The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries (including the US) with maturities greater than one year.

Index 2: The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.

Index 3: The Merrill Lynch High Yield Master Cash Pay Only Index is an unmanaged index which tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

Index 4: The Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

*   Since 5/1/97. Index comparisons begin 4/30/97.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                            Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                       0.65%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      0.25
--------------------------------------------------------------------------------
Other Expenses*                                                       0.31
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                     1.21
--------------------------------------------------------------------------------

* Restated to reflect estimated expenses for Class B shares resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Strategic Income Portfolio to 1.30%.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares               $123           $384           $665          $1,466
--------------------------------------------------------------------------------


The Portfolio Managers

The following people handle the day-to-day management of the portfolio, except for the emerging market debt portion of the portfolio:

Jan Faller                                Andrew P. Cestone                        Sean P. McCaffrey
CFA, Managing Director of Deutsche Asset  Managing Director of Deutsche Asset      CFA, Managing Director of Deutsche
Management and Lead Manager of the        Management and Portfolio Manager of the  Asset Management and Portfolio Manager
portfolio.                                portfolio.                               of the portfolio.
  o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in   o Joined Deutsche Asset Management in
    1999 and the portfolio in 2000.            1998 and the portfolio in 2002.         1996 after five years of experience
  o Over 13 years of investment industry     o Prior to that, investment analyst,      as fixed income analyst at Fidelity
    experience.                                Phoenix Investment Partners, from       Investments.
  o PanAgora Asset Management, Bond and        1997 to 1998.                         o Portfolio manager for structured
    Currency Investment Manager from 1995    o Prior to that, Credit Officer, asset    and quantitatively based active
    to 1999.                                   based lending group, Fleet Bank,        investment-grade and enhanced
  o MBA, Amos Tuck School, Dartmouth           from 1995 to 1997.                      fixed-income strategies underlying
    College.                                                                           retail mutual funds and
                                                                                       institutional mandates.
                                                                                     o Head of the Fixed Income Enhanced
                                                                                       Strategies & Mutual Funds Team:
                                                                                       New York.
                                                                                     o MBA, Yale University.
                                                                                     o Joined the portfolio in 2002.

Deutsche Asset Management Investment Services Ltd., an affiliate of the advisor, is the subadvisor for the portfolio responsible for managing the portion of the portfolio's assets invested in emerging market debt securities. The following people handle the day-to-day management of this portion of the portfolio:

Brett Diment                             Edwin Gutierrez
Managing Director of Deutsche Asset      Director of Deutsche Asset Management.
Management.                                o Member of Emerging Debt team:
  o Joined Deutsche Asset Management in      London.
    1991.                                  o Joined Deutsche Asset Management in
  o Over 13 years of investment industry     2000 after 5 years of experience
    experience.                              including emerging debt portfolio
  o Head of Emerging Market Debt for         manager at INVESCO Asset Management
    London Fixed Income and responsible      responsible for Latin America and
    for coordinating research into           Asia and economist responsible for
    Continental European markets and         Latin America at LGT Asset
    managing global fixed income,            Management.
    balanced and cash based portfolios:    o Joined the portfolio in 2002.
    London.                                o MsC, Georgetown University.
  o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Scudder Strategic Income Portfolio -- Class B

--------------------------------------------------------------------------------
                                                                        2003^a
--------------------------------------------------------------------------------
Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $11.44
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^b                                                 .17
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      .17
--------------------------------------------------------------------------------
  Total from investment operations                                        .34
--------------------------------------------------------------------------------
Net asset value, end of period                                         $11.78
--------------------------------------------------------------------------------
Total Return (%)                                                       2.97**
--------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      8
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                   1.26*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                      1.80*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               160
--------------------------------------------------------------------------------

^a For the period from May 1, 2003 (commencement of operations of Class B shares) to December 31, 2003.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Scudder Technology Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of US companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semi-conductors, software, telecom equipment and computer/hardware. The portfolio may invest in companies of any size.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

In addition, the managers use the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment objective, as well as appropriate benchmarks and peer groups. The managers may favor securities from different industries and companies within the technology sector at different times.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given technology industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the technology sector of the US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

Concentration Risk. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the portfolio's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters;

o  growth stocks may be out of favor for certain periods; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index and another relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares


THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

--------------------------------------------------------------
 2000        2001       2002       2003

-21.77      -32.56     -35.72      46.42
--------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 28.49%, Q4 2001                   Worst Quarter: -33.68%, Q3 2001

2004 Total Return as of March 31: -1.25%

Average Annual Total Returns (%) as of 12/31/2003

                                       1 Year          Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B                    46.42              -2.71

Index 1                                 29.75              -6.73

Index 2                                 54.18              -8.18
--------------------------------------------------------------------------------

Index 1: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

Index 2: The Goldman Sachs Technology Index is a modified capitalization-weighted index composed of companies involved in the technology industry.

*    Since 5/1/99. Index comparisons begin 4/30/99.

In the bar chart and table, total return for 1999 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses*                                                    0.25
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                  1.25
--------------------------------------------------------------------------------

* Restated to reflect an estimated expenses for Class B shares resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Technology Growth Portfolio to 1.35%.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares              $127           $397           $686          $1,511
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


Ian Link                                 Anne Meisner
CFA, Managing Director of Deutsche       Managing Director of Deutsche Asset
Asset Management and Lead Manager of     Management and Portfolio
the portfolio.                           Manager of the portfolio.
o   Joined Deutsche Asset Management     o    Joined Deutsche Asset Management
    and the portfolio in 2004.                in 2001, after 9 years
o   Head of Technology Global Sector          of experience at Goldman Sachs
    Team.                                     as vice president, both in the
o   Prior to joining Deutsche Asset           fixed income technology
    Management, had 14 years of               division, as well as in equity
    experience as senior vice                 research as the lead
    president, fund manager, head of          Infrastructure Software analyst,
    communications and technology             previously serving as member of
    teams and equity analyst                  technical staff at Bell
    for Franklin Templeton Investments.       Communications Research
o   MBA, University of California,            (formerly Bell Labs).
    Berkeley.                            o    Analyst for global equity,
                                              Hardware and Software
                                              sector: New York.
                                         o    Joined the portfolio in 2003.
                                         o    MBA, Columbia University
                                              Business School.
                                         o    MS, Computer Science, Michigan
                                              State University.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Technology Growth Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                                     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 6.01    $ 6.32
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                             (.07)     (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                2.86     (.29)
--------------------------------------------------------------------------------
  Total from investment operations                            2.79     (.31)
--------------------------------------------------------------------------------
Net asset value, end of period                              $ 8.80    $ 6.01
--------------------------------------------------------------------------------
Total Return (%)                                             46.42    (4.75)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          11        .3
--------------------------------------------------------------------------------
Ratio of expenses (%)                                         1.25     1.06*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                    (.89)    (.79)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     66        64
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Scudder Total Return Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds and mortgage- and asset-backed securities. In deciding which types of securities to buy, the managers consider the relative attractiveness of growth stocks and bonds and determine allocations for each. Their decisions are based on a number of factors including interest rates and general market conditions. Generally, most are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

In choosing individual stocks, the managers favor large companies that have the potential to display above-average earnings growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers, industries and economic sectors represented.

The portfolio managers will normally sell a stock when the managers believe its price is unlikely to go higher, the company's fundamentals have changed, other investments offer better opportunities or in the course of adjusting the portfolio's emphasis on a given industry.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters;

o the advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security's credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-------------------------------------------------------------------------------------------------------------------
    1994        1995       1996       1997        1998       1999      2000        2001       2002       2003

   -9.72       25.65      16.47       19.66      14.85      14.52     -2.87      -6.32      -15.39      17.66
-------------------------------------------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 13.25%, Q2 1997                   Worst Quarter: -9.97%, Q2 2002

2004 Total Return as of March 31: 2.13%

Average Annual Total Returns (%) as of 12/31/2003

                                1 Year             5 Years             10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B            17.66                0.74                 6.54

Index 1                         28.68               -0.57                11.07

Index 2                          4.10                6.62                 6.95

Index 3                         29.75               -5.11                 9.21
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

Index 3: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with greater-than-average orientation.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses*                                                    0.19
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                    0.99
--------------------------------------------------------------------------------

* Restated to reflect estimated expenses for Class B shares resulting from new compensation arrangements with participating insurance companies for recordkeeping.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                   1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares             $101           $315           $547          $1,213
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:


The portfolio is managed by three
teams of investment professionals who    Fixed Income Team                      William T. Lissenden
share responsibility for the                                                    Director of Deutsche Asset
portfolio's investment                   J. Christopher Gagnier                 Management and Portfolio Manager of
management decisions.                    Managing Director of Deutsche Asset    the portfolio.
                                         Management and Portfolio Manager of    o     Joined Deutsche Asset Management
Equity Team                              the portfolio.                               in 2002 and the portfolio in
                                         o    Joined Deutsche Asset Management        2003.
Julie M. Van Cleave                           in 1997 and the portfolio in      o     Prior to that, fixed income
CFA, Managing Director of Deutsche            2002.                                   strategist and director of
Asset Management and Lead Portfolio      o    Prior to that, portfolio                research at Conseco Capital
Manager of the portfolio.                     manager, Paine Webber, from 1984        Management, director of fixed
o   Joined Deutsche Asset Management          to 1997.                                income research and product
    and the portfolio in 2002.           o    Began investment career in 1979.        management at Prudential
o   Head of Large Cap Growth Portfolio   o    MBA, University of Chicago.             Securities, national sales
    Selection Team.                                                                   manager for fixed income
o   Previous experience includes         Gary W. Bartlett                             securities at Prudential
    18 years' investment industry        CFA, Managing Director of Deutsche           Securities and institutional
    experience at Mason Street           Asset Management and Portfolio               sales professional at several
    Advisors, most recently serving as   Manager of the portfolio.                    firms including Prudential,
    Managing Director and team leader    o    Joined Deutsche Asset Management        Goldman Sachs and Merrill Lynch.
    for the large cap investment team.        in 1992 and the portfolio in       o    MBA, Baruch College.
o   MBA, University of Wisconsin --           2002.
    Madison.                             o    Began investment career in 1982.   Timothy C. Vile
                                         o    MBA, Drexel University. CFA,       Managing Director of Deutsche
Jack A. Zehner                                                                   Asset Management and Portfolio
Director of Deutsche Asset Management    Warren S. Davis                         Manager of the portfolio.
and Portfolio Manager of the portfolio.  Managing Director of Deutsche Asset     o    Joined Deutsche Asset Management
o   Joined Deutsche Asset Management     Management and Portfolio Manager of          in 1991 and the portfolio in
    and the portfolio in 2002.           the portfolio.                               2003.
o   Previous experience includes nine    o    Joined Deutsche Asset Management   o    Prior to that, portfolio manager
    years' investment industry                in 1995 and the portfolio in            for fixed income portfolios at
    experience at Mason Street                2002.                                   Equitable Capital Management.
    Advisors where he served most        o    Began investment career in 1985.   o    Began investment career in 1984.
    recently as Director --              o    MBA, Drexel University.
    Common Stock.                                                                Brett Diment
o   MBA, Marquette University.           Daniel R. Taylor                        Managing Director of Deutsche Asset
                                         CFA, Managing Director of Deutsche      Management and Consultant to the
Thomas J. Schmid                         Asset Management and Portfolio          portfolio.
CFA, Director of Deutsche Asset          Manager of the portfolio.               o    Joined Deutsche Asset Management
Management and Portfolio Manager         o    Joined Deutsche Asset Management        in 1991 and the portfolio in
of the portfolio.                             in 1998 and the portfolio in            2003.
o   Joined Deutsche Asset Management          2002.                              o    Head of Emerging Market Debt for
    and the portfolio in 2002.           o    Prior to that, fixed income             London Fixed Income and
o   Previous experience includes 15           portfolio manager, asset-backed         responsible for coordinating
    years' investment industry                securities analyst and senior           research into Continental
    experience, most recently serving         credit analyst, CoreStates              European markets and managing
    as Director -- Common Stock at            Investment Advisors, from 1992          global fixed income,
    Mason Street Advisors.                    to 1998.                                balanced and cash based
o   MBA, University of Chicago.          o    Began investment career in 1992.        portfolios: London.
                                                                                 o    Began investment career in 1991.
                                         Thomas J. Flaherty
                                         Managing Director of Deutsche Asset     Asset Allocation Team
                                         Management and Portfolio Manager
                                         of the portfolio.                       Janet Campagna
                                         o    Joined Deutsche Asset Management   Managing Director of Deutsche Asset
                                              in 1995 and the portfolio in       Management and Portfolio Manager
                                              2002.                              of the portfolio.
                                         o    Began investment career in 1984.   o    Joined Deutsche Asset Management
                                                                                      in 1999 and the portfolio in
                                         Andrew P. Cestone                            2002.
                                         Managing Director of Deutsche Asset     o    Head of global and tactical
                                         Management and Portfolio Manager of          asset allocation.
                                         the portfolio.                          o    Investment strategist and
                                         o    Joined Deutsche Asset Management        manager of the asset allocation
                                              in 1998 and the portfolio in            strategies group for Barclays
                                              2002.                                   Global Investors from 1994
                                         o    Prior to that, investment               to 1999.
                                              analyst, Phoenix Investment        o    Over 16 years of investment
                                              Partners, from 1997 to 1998.            industry experience.
                                         o    Prior to that, credit officer,     o    Master's degree in Social
                                              asset based lending group, Fleet        Science from California
                                              Bank, from 1995 to 1997.                Institute of Technology.
                                                                                 o    Ph.D in Political Science from
                                                                                      University of California at
                                                                                      Irvine.


Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Total Return Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                                      2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                         $18.64   $19.46
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                .28      .18
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                 2.92   (1.00)
--------------------------------------------------------------------------------
  Total from investment operations                             3.20    (.82)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                       (.56)       --
--------------------------------------------------------------------------------
Net asset value, end of period                               $21.28   $18.64
--------------------------------------------------------------------------------
Total Return (%)                                              17.66   (4.21)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                           21       .8
--------------------------------------------------------------------------------
Ratio of expenses (%)                                           .99     .86*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      1.48    1.96*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    102^c    140
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c The portfolio turnover rate including mortgage dollar roll transactions was 108% for the year ended December 31, 2003.

*    Annualized

**   Not annualized

SVS Davis Venture Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital.

The portfolio invests primarily in common stock of US companies with market capitalizations of at least $5 billion.

The portfolio managers select common stocks of quality, overlooked growth companies at value prices and hold them for the long term. The portfolio managers look for companies with sustainable growth rates selling at modest price-earnings multiples that the portfolio managers hope will expand as other investors recognize the company's true worth. The portfolio managers believe that by combining a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks.

The portfolio managers consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

The portfolio may also invest in foreign companies and US companies with smaller market capitalizations.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors with long-term goals who want a core stock investment may be interested in this portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how the average annual returns of the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 -- Class B shares

                                                            -16.02      29.42

--------------------------------------------------------------------------------
                                                             2002       2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 17.04%, Q2 2003                   Worst Quarter: -12.72%, Q3 2002

2004 Total Return as of March 31: 3.83%

Average Annual Total Returns (%) as of 12/31/2003

                                                      1 Year                          Life of Portfolio*
-------------------------------------------------------------------------------------------------------------------
Portfolio -- Class B                                   29.42                                  1.14

Index                                                  30.03                                  1.88
-------------------------------------------------------------------------------------------------------------------

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to -book ratios and lower forecasted growth values.

* Since 5/1/01. Index comparison begins 4/30/01.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                         0.25
--------------------------------------------------------------------------------
Other Expenses*                                                          0.20
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                        1.40
--------------------------------------------------------------------------------

* Restated to reflect estimated expenses for Class B shares resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Davis Venture Value Portfolio to 1.55%.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                                                   1 Year           3 Years          5 Years          10 Years
---------------------------------------------------------------------------------------------------------------------------
Class B shares                                             $143             $443              $766            $1,680
---------------------------------------------------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Davis Selected Advisers, L.P. The portfolio managers are Christopher C. Davis and Kenneth Charles Feinberg, who have each managed the portfolio since inception. Mr. Davis is Chief Executive Officer of Davis Selected Advisers, L.P. and manages several funds advised by the firm. Mr. Davis began his investment career and joined the subadvisor in 1988. Mr. Feinberg also manages several funds advised by Davis Selected Advisers, L.P. He began his investment career in 1987 and joined the subadvisor in 1994 as a research analyst.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Davis Venture Value Portfolio -- Class B

---------------------------------------------------------------------------------------------
 Years Ended December 31,                                                  2003     2002^a
---------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 7.98   $ 8.52
---------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             .02      .04
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        2.32    (.58)
---------------------------------------------------------------------------------------------
  Total from investment operations                                          2.34    (.54)
---------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.03)       --
---------------------------------------------------------------------------------------------
Net asset value, end of period                                            $10.29   $ 7.98
---------------------------------------------------------------------------------------------
Total Return (%)                                                           29.42   (6.34)**
---------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        29       .8
---------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                       1.40    1.27*
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .23    1.06*
---------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    7       22
---------------------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

SVS Dreman Financial Services Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. This may include companies of any size that commit at least half of their assets to the financial services sector, or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio managers begin by screening for financial services stocks whose price-to-earnings ratios are below the average for the Standard & Poors Financial Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various financial industries. The managers may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the emphasis on a given industry.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 30% of total assets in foreign securities, and up to 20% of net assets in investment-grade debt securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, financial services company stocks. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Concentration Risk. The portfolio concentrates its investments in companies in the financial services sector. A portfolio with a concentrated portfolio is vulnerable to the risks of the industry or industries in which it invests and is subject to greater risks and market fluctuations than portfolios investing in a broader range of industries.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters;

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty; and

o a bond could fall in credit quality, go into default, or decrease in value for various reasons, including a change in prevailing interest rates.

This portfolio may be appropriate for long-term investors who want to gain exposure to the financial services sector and can accept the above-average risks of a sector-specific investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index and one other relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

                             -5.29       26.72      -5.09      -8.65       27.73

--------------------------------------------------------------------------------
                              1999       2000        2001       2002       2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 22.27%, Q3 2000                   Worst Quarter: -15.79%, Q3 2002

2004 Total Return as of March 31: 3.77%


Average Annual Total Returns (%) as of 12/31/2003

                                           1 Year                     5 Years               Life of Portfolio*
-------------------------------------------------------------------------------------------------------------------
Portfolio -- Class B                         27.73                      5.85                         4.71

Index 1                                      28.68                     -0.57                         1.46

Index 2                                      31.03                      5.91                         4.74
-------------------------------------------------------------------------------------------------------------------

Index 1: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The S&P Financial Index is an unmanaged index generally representative of the financial stock market.

*   Since 5/4/98. Index comparisons begin 4/30/98.

Total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                         0.25
--------------------------------------------------------------------------------
Other Expenses*                                                          0.25
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                        1.25
--------------------------------------------------------------------------------

* Restated to reflect estimated expenses for Class B shares resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Dreman Financial Services Portfolio to 1.39%.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                                                            1 Year        3 Years        5 Years        10 Years
---------------------------------------------------------------------------------------------------------------------------
Class B shares                                                      $127           $397           $686          $1,511
---------------------------------------------------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management L.L.C. The following people handle the day-to-day management of the portfolio:

David N. Dreman                         F. James Hutchinson
Chairman and CIO of the subadvisor and  Managing Director of the subadvisor
Lead Manager of the portfolio.          and Portfolio Manager of the portfolio.
  o Began investment career in 1957.       o Began investment career in 1986.
  o Joined the portfolio in 1998.          o Joined the portfolio in 2001.
  o Founder and Chairman, Dreman Value     o Prior to joining Dreman Value
    Management L.L.C. since 1977.            Management, L.L.C. in 2000,
                                             associated with The Bank of
                                             New York for over 30 years in both
                                             the corporate finance and
                                             trust/investment management areas,
                                             including President of The Bank of
                                             New York (NJ).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Financial Services Portfolio -- Class B

---------------------------------------------------------------------------------------------
 Years Ended December 31,                                                  2003     2002^a
---------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 9.78   $10.57
---------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                             .14      .06
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        2.53    (.85)
---------------------------------------------------------------------------------------------
  Total from investment operations                                          2.67    (.79)
---------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                    (.14)       --
---------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.31   $ 9.78
---------------------------------------------------------------------------------------------
Total Return (%)                                                           27.73   (7.47)**
---------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         9       .4
---------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                       1.25    1.08*
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   1.45    1.33*
---------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    7       13
---------------------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

SVS Dreman High Return Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of December 31, 2003, the S&P 500 Index had a median market capitalization of $9.03 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio may invest up to 20% of net assets in US dollar-denominated American Depositary Receipts and in securities of foreign companies traded principally in securities markets outside the US.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use exchange-traded stock index futures, which offer the portfolio exposure to future stock market movements without direct ownership of stocks. The portfolio may also use derivatives in circumstances where the portfolio believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

---------------------------------------------------------------
         1999       2000        2001       2002       2003

        -11.38      30.19       1.44      -18.25      31.60
---------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 20.65%, Q2 2003                   Worst Quarter: -17.44%, Q3 2002

2004 Total Return as of March 31: 0.49%


Average Annual Total Returns (%) as of 12/31/2003

                             1 Year           5 Years        Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B         31.60             4.72                 4.64
Index                        28.68             -0.57                1.46
--------------------------------------------------------------------------------

Index: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*    Since 5/4/98. Index comparison begins 4/30/98.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.73%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses*                                                    0.20
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                  1.18
--------------------------------------------------------------------------------

* Restated to reflect estimated expenses for Class B shares resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Dreman High Return Equity Portfolio to 1.27%.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example             1 Year        3 Years        5 Years        10 Years
----------------------------------------------------------------------------
Class B shares       $120           $375           $649          $1,432
----------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management L.L.C. The following people handle the day-to-day management of the portfolio:


  David N. Dreman                          F. James Hutchinson
  Chairman and CIO of the subadvisor and   Managing Director of the subadvisor
  Co-Manager of the portfolio.             and Co-Manager of the portfolio.
  o   Began investment career in 1957.     o    Began investment career in 1986.
  o   Joined the portfolio in 1998.        o    Joined the portfolio in 2002.
  o   Founder and Chairman, Dreman Value   o    Prior to joining Dreman Value
      Management L.L.C. since 1977.             Management, L.L.C. in 2000,
                                                associated with The Bank of
                                                New York for over 30 years in
                                                both the corporate finance and
                                                trust/investment management
                                                areas, including President of
                                                The Bank of New York (NJ).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman High Return Equity Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                                      2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 8.75   $ 9.57
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                .16      .18
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                 2.53   (1.00)
--------------------------------------------------------------------------------
  Total from investment operations                             2.69    (.82)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                       (.17)       --
--------------------------------------------------------------------------------
Net asset value, end of period                               $11.27   $ 8.75
--------------------------------------------------------------------------------
Total Return (%)                                              31.60   (8.57)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                           66        2
--------------------------------------------------------------------------------
Ratio of expenses (%)                                          1.18    1.05*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      1.75    4.30*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      18       17
--------------------------------------------------------------------------------


^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

SVS Dreman Small Cap Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of December 31, 2003, the Russell 2000 Value Index had a median market capitalization of $470 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in securities of foreign companies in the form of US dollar-denominated American Depositary Receipts.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Small Company Risk. To the extent that a portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company's shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may make sense for value-oriented investors who are interested in small-cap market exposure.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio's current policies and advisory agreement had been in effect.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

------------------------------------------------------------------------------
 1997        1998       1999       2000        2001       2002       2003

 21.43      -11.47      2.54       3.79       17.37      -11.63      41.65
------------------------------------------------------------------------------


For the periods included in the bar chart:

Best Quarter: 21.63%, Q2 2003                   Worst Quarter: -22.52%, Q3 1998

2004 Total Return as of March 31: 8.41%

Average Annual Total Returns (%) as of 12/31/2003

                               1 Year        5 Years         Life of Portfolio*
--------------------------------------------------------------------------------
Portfolio -- Class B           41.65          9.35                  7.24
Index                          46.03         12.28                 12.64
--------------------------------------------------------------------------------

Index: The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

*    Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                     0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
--------------------------------------------------------------------------------
Other Expenses*                                                    0.19
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                  1.19
--------------------------------------------------------------------------------

* Restated to reflect estimated expenses for Class B shares resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Dreman Small Cap Value Portfolio to 1.24%.

Based on the costs above, this example helps you compare the expenses Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example              1 Year        3 Years        5 Years        10 Years
-----------------------------------------------------------------------------
Class B shares        $121           $378           $654          $1,443
-----------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Dreman Value Management, L.L.C. The following people handle the day-to-day management of the portfolio:


David N. Dreman                          Nelson Woodward
Chairman and CIO of the subadvisor and   Managing Director of the subadvisor and
Co-Manager of the portfolio.             Co-Manager of the portfolio.
o   Began investment career in 1957.     o    Began investment career in 1957.
o   Joined the portfolio in 2002.        o    Joined the portfolio in 2002.
o   Founder and Chairman, Dreman Value
    Management, L.L.C. since 1977.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Dreman Small Cap Value Portfolio -- Class B

--------------------------------------------------------------------------------
 Years Ended December 31,                                     2003     2002^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.65   $13.86
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                .13      .17
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                 4.56   (2.38)
--------------------------------------------------------------------------------
  Total from investment operations                             4.69   (2.21)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                       (.12)       --
--------------------------------------------------------------------------------
  Net realized gains on investment transactions               (.19)       --
--------------------------------------------------------------------------------
  Total distributions                                         (.31)       --
--------------------------------------------------------------------------------
Net asset value, end of period                               $16.03   $11.65
--------------------------------------------------------------------------------
Total Return (%)                                              41.65   (15.95)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                           32        1
--------------------------------------------------------------------------------
Ratio of expenses (%)                                          1.19     1.06*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      1.07     3.01*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      71       86
--------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2003.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

SVS Eagle Focused Large Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth through long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in the equity securities of seasoned, financially strong US growth companies that are similar in size to the companies in the Russell 1000 Growth Index, which is the primary benchmark for the portfolio (as of December 31, 2003, the Russell 1000 Growth Index had a median market capitalization of $4.2 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Growth stocks are stocks of companies with above-average earnings growth potential. The portfolio uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase. The portfolio also uses a "top-down" analysis to identify attractive sectors taking into account the market opportunity and risk/reward considerations. The managers look for individual companies that have sound financial strength, good business prospects, strong competitive positioning and above-average earnings growth, among other factors. The portfolio seeks companies that have at the time of purchase one or more of the following characteristics:

o    earnings-per-share or revenue growth greater than the market average;

o a dominant company in its industry with a sustainable competitive advantage; or

o an exceptional management team with a clearly articulated vision of their company's future.

If the stock price appreciates to a level that the portfolio managers believe is not sustainable, the portfolio managers generally will sell the stock to realize the existing profits and avoid a potential price correction.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company growth portion of the US stock market. When large company growth stock prices fall, you should expect the value of your investment to fall as well. Large company growth stocks may be less risky than shares of smaller companies, but at times may not perform as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio may be suitable for investors seeking a long-term growth portfolio with a large-cap emphasis.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

                                       -9.25      -17.16     -28.09      26.14

--------------------------------------------------------------------------------
                                       2000        2001       2002       2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 17.42%, Q4 2001                   Worst Quarter: -21.34%, Q3 2001

2004 Total Return as of March 31: 0.47%


Average Annual Total Returns (%) as of 12/31/2003

                                                      1 Year                          Life of Portfolio*
-------------------------------------------------------------------------------------------------------------------
Portfolio -- Class B                                   26.14                                 -3.15

Index                                                  29.75                                 -9.10
-------------------------------------------------------------------------------------------------------------------

Index: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

*   Since 10/29/99. Index comparison begins 10/31/99.

Total returns from inception through 2000 would have been lower if operating expenses hadn't been reduced. Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                         Class B
------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
------------------------------------------------------------------------------
Management Fee                                                    0.95%
------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                   0.25
------------------------------------------------------------------------------
Other Expenses*                                                    0.29
------------------------------------------------------------------------------
Total Annual Operating Expenses**                                  1.49
------------------------------------------------------------------------------

* Restated to reflect estimated expenses for Class B shares resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Eagle Focused Large Cap Growth Portfolio to 1.55%.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                                                            1 Year        3 Years        5 Years        10 Years
---------------------------------------------------------------------------------------------------------------------------
Class B shares                                                      $152           $471           $813          $1,779
---------------------------------------------------------------------------------------------------------------------------


The Portfolio Managers

The portfolio's subadvisor is Eagle Asset Management, Inc. ("Eagle"). The portfolio managers are Ashi Parikh and Duane Eatherly. Messrs. Parikh and Eatherly both joined Eagle in 1999 and have managed the portfolio since its inception. Prior to joining Eagle, Messrs. Parikh and Eatherly both were employed by an unaffiliated investment advisor.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Eagle Focused Large Cap Growth Portfolio -- Class B

---------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                         2003     2002^a
---------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $ 6.81   $ 7.61
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                                 (.04)      .01
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions              1.82    (.81)
---------------------------------------------------------------------------------------------------
  Total from investment operations                                                1.78    (.80)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 8.59   $ 6.81
---------------------------------------------------------------------------------------------------
Total Return (%)                                                                 26.14   (10.51)**
---------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                              15       .5
---------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                             1.49    1.30*
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                        (.43)     .21*
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                        143      123
---------------------------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

SVS Focus Value+Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks growth of capital through a portfolio of growth and value stocks.

The portfolio normally invests at least 65% of total assets in US common stocks. Although the portfolio can invest in stocks of any size, it mainly chooses stocks from among the 1,000 largest (as measured by market capitalization). The portfolio manages risk by investing in both growth and value stocks. The portfolio seeks to maintain an approximately equal allocation of assets between growth securities and value securities and will periodically rebalance its assets to maintain a 50% allocation of invested assets to each discipline.

The portfolio retains two portfolio management teams dedicated to managing the growth and value portions of the portfolio, respectively. Each team focuses its investment on a core number of common stocks. Currently, it is anticipated that each team will invest in approximately 15-30 stocks.

In choosing growth stocks, the managers look for companies with a history of above-average growth, attractive prices relative to potential growth and sound financial strength, among other factors. With value stocks, the managers look for companies whose stock prices are low in light of earnings, cash flow and other valuation measures, while also considering such factors as improving fundamentals and management strategies.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or to adjust the proportions of growth and value stocks.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 25% of total assets in foreign securities.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Management Risk. Also, because each portfolio management team invests independently, it is possible that each team may hold the same security or both teams may favor the same industry. It is also possible that one team may buy a security at the same time that the other team is selling it, resulting in no significant change in the overall portfolio but creating additional costs for the portfolio. Because the managers periodically rebalance the portfolio to maintain an approximately even allocation between growth and value securities, the portfolio may also incur additional costs since sales of portfolio securities may result in higher portfolio turnover.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors with long-term goals interested in exposure to both growth and value stocks in a single portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to May 1, 2001, the portfolio was named Kemper Value+Growth Portfolio and operated with a different investment strategy and a different advisor managed the growth portion of the portfolio. Prior to April 8, 2002, a different advisor managed the value portion of the portfolio. Performance would have been different if the portfolio's current policies and subadvisor/multi-manager arrangement had been in effect.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

      25.16      19.87      16.22       -4.14      -14.57     -26.08      32.39

--------------------------------------------------------------------------------
      1997        1998       1999       2000        2001       2002       2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 23.43%, Q4 1998                   Worst Quarter: -20.65%, Q3 2001

2004 Total Return as of March 31: -0.36%

Average Annual Total Returns (%) as of 12/31/2003

                                         1 Year                      5 Years               Life of Portfolio*
-------------------------------------------------------------------------------------------------------------------
Portfolio -- Class B                       32.39                       -1.41                        6.31

Index                                      28.68                       -0.57                        8.85
-------------------------------------------------------------------------------------------------------------------

Index: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*   Since 5/1/96. Index comparison begins 4/30/96.

Total returns for 2003 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                            0.75%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          0.25
--------------------------------------------------------------------------------
Other Expenses*                                                           0.25
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           1.25
--------------------------------------------------------------------------------
Less Expense Waiver**                                                     0.01
--------------------------------------------------------------------------------
Net Total Annual Operating Expenses**                                     1.24
--------------------------------------------------------------------------------

* Restated to reflect estimated expenses for Class B shares resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Focus Value+Growth Portfolio to 1.24%.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                                                            1 Year        3 Years        5 Years        10 Years
---------------------------------------------------------------------------------------------------------------------------
Class B shares                                                      $126           $396           $685          $1,510
---------------------------------------------------------------------------------------------------------------------------

The Portfolio Managers
Jennison Associates LLC is the subadvisor to the growth portion of the portfolio. The following people handle the day-to-day management:

Spiros Segalas                           Kathleen McCarragher
Co-Manager of the portfolio.             Co-Manager of the portfolio.
  o Began investment career in 1960.       o Began investment career in 1982.
  o Joined the portfolio in 2001.          o Joined the portfolio in 2001.
  o Founder (1969), President (1993) and   o Director and Executive Vice
    Chief Investment Officer (1973),         President (1998) and Head of Growth
    Jennison Associates LLC.                 Equity (2003), Jennison Associates
                                             LLC.

Dreman Value Management, L.L.C is the subadvisor to the value portion of the portfolio. The following people handle the day-to-day management:

David N. Dreman                          F. James Hutchinson
Chairman and CIO of the subadvisor and   Managing Director of the subadvisor
Co-Manager of the portfolio.             and Co-Manager of the portfolio.
  o Began investment career in 1957.        o Began investment career in 1986.
  o Joined the portfolio in 2002.           o Joined the portfolio in 2002.
  o Founder and Chairman, Dreman Value      o Prior to joining Dreman Value
    Management L.L.C. since 1977.             Management, L.L.C. in 2000,
                                              associated with The Bank of
                                              New York for over 30 years in both
                                              the corporate finance and
                                              trust/investment management areas,
                                              including President of The Bank of
                                              New York (NJ).

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Focus Value+Growth Portfolio -- Class B

---------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                         2003     2002^a
---------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $ 9.63   $10.74
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                                   .05      .08
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions              3.04   (1.19)
---------------------------------------------------------------------------------------------------
  Total from investment operations                                                3.09   (1.11)
---------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                          (.06)       --
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $12.66   $ 9.63
---------------------------------------------------------------------------------------------------
Total Return (%)                                                                32.39^c  (10.34)**
---------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                               6       .4
---------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                   1.25    1.06*
---------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                    1.24    1.06*
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                          .56    1.64*
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                         82      109
---------------------------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c   Total returns would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

SVS Index 500 Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks returns that, before expenses, correspond to the total return of US common stocks as represented by the Standard & Poor's 500 Index (S&P 500 Index).

The portfolio seeks to match, as closely as possible before expenses, the performance of the S&P 500 Index, which emphasizes stocks and securities of large US companies. Under normal circumstances, the portfolio invests at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks and securities included in the S&P 500 Index.

In choosing stocks, the portfolio uses an indexing strategy. The portfolio buys the largest stocks of the S&P 500 Index in roughly the same proportion to the S&P 500 Index. With the smaller stocks of the S&P 500 Index, the portfolio manager uses a statistical process known as sampling to select stocks whose overall performance is expected to be similar to that of the smaller companies in the S&P 500 Index.

The portfolio seeks to keep the composition of its portfolio similar to the S&P 500 Index in industry distribution, market capitalization and significant fundamental characteristics (such as price-to-book ratios and dividend yields). Over the long term, the portfolio manager seeks a correlation between the performance of the portfolio, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

The portfolio will normally sell a stock when it is removed from the S&P 500 Index or as a result of the portfolio's statistical process.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio may invest up to 20% of total assets in stock index futures and options, as well as short-term debt securities. The portfolio typically invests new flows of money in index futures in order to gain immediate exposure to the S&P 500 Index.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Index Investing Risk. The portfolio's index strategy involves several risks. The portfolio could underperform the S&P 500 Index during short periods or over the long term, either because its selection of stocks failed to track the S&P 500 Index or because of the effects of portfolio expenses or shareholder transactions. The portfolio's index strategy also means that it does not have the option of using defensive investments or other management actions to reduce the portfolio's exposure to a declining market.

Derivatives Risk. The portfolio may invest up to 20% of total assets in stock index futures or options, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes or as leveraged instruments that magnify the gains or losses of an investment. The portfolio invests in derivatives pending investment of new cash flows or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include: the risk that the derivative is not well correlated with the securities for which it is acting as a substitute; and the risk that the portfolio cannot sell the derivative because of an illiquid secondary market.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio is designed for long-term investors interested in a portfolio that is designed to avoid substantially underperforming the overall large-cap stock market.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc., and have been licensed for use by Deutsche Asset Management. SVS Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio. Additional information may be found in the portfolio's Statement of Additional Information.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

                                     -10.16      -12.27     -22.57      27.57

--------------------------------------------------------------------------------
                                      2000        2001       2002       2003

--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 15.06%, Q2 2003                   Worst Quarter: -17.26%, Q3 2002

2004 Total Return as of March 31: 1.39%

Average Annual Total Returns (%) as of 12/31/2003

                                                      1 Year                          Life of Portfolio*
-------------------------------------------------------------------------------------------------------------------
Portfolio -- Class B                                   27.57                                 -3.62

Index                                                  28.68                                 -2.48
-------------------------------------------------------------------------------------------------------------------

Index: The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*   Since 9/1/99. Index comparison begins 8/31/99.

Total returns for 1999 through 2001 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.37%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       0.25
--------------------------------------------------------------------------------
Other Expenses*                                                        0.26
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                      0.88
--------------------------------------------------------------------------------

* Restated to reflect estimated expenses for Class B shares resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Index 500 Portfolio to 0.95%.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                                                            1 Year        3 Years        5 Years        10 Years
---------------------------------------------------------------------------------------------------------------------------
Class B shares                                                      $90            $281           $488          $1,084
---------------------------------------------------------------------------------------------------------------------------

The Portfolio Manager

The portfolio's subadvisor is Northern Trust Investments, N.A. The following person handles the day-to-day management of the portfolio:

Patrick Cannon
Lead Manager of the portfolio.
  o Joined Northern Trust Investments,
    N.A. in 2003 and the portfolio
    in 2001.
  o Prior to joining the subadvisor,
    served as portfolio manager at
    Deutsche Asset Management from
    2000-2003.
  o Previous experience includes 10 years in various management, trading and strategic positions at Barclays Global
    Investors, including principal and head
    of small cap equities and member of
    global index investment subcommittee,
    as quantitative asset consultant for IPAC
    Securities Limited and as company
    statistician for Johnson and Johnson
    Pacific.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Index 500 Portfolio -- Class B

---------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                         2003     2002^a
---------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $ 6.59   $ 7.21
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                                   .06      .05
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions              1.74    (.67)
---------------------------------------------------------------------------------------------------
  Total from investment operations                                                1.80    (.62)
---------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                         (.07)        --
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 8.32   $ 6.59
---------------------------------------------------------------------------------------------------
Total Return (%)                                                                 27.57   (8.60)**
---------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                              33        1
---------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                              .88     .69*
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                          .92    1.42*
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                          8        6
---------------------------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

SVS INVESCO Dynamic Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

The portfolio normally invests at least 65% of its net assets in common stocks of mid-size companies. The portfolio considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell MidCap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The portfolio also has the flexibility to invest in other types of securities including preferred stocks, convertible securities and bonds.

The core of the portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors.

The portfolio's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the portfolio's investments are usually bought and sold relatively frequently.

While the portfolio generally invests in mid-size companies, it sometimes invests in the securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies and the price of portfolio shares tends to fluctuate more than it would if the portfolio invested in the securities of larger companies.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

While the portfolio invests mainly in US securities, it could invest up to 25% of total assets in foreign securities. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform, in this case, the small and mid-size company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Small and mid-size company stocks tend to be more volatile than stocks of larger companies, in part because small and mid-size companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence. IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 -- Class B shares

                                                         -31.12      35.26

--------------------------------------------------------------------------------
                                                          2002       2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 16.11%, Q2 2003                   Worst Quarter: -20.50%, Q2 2002

2004 Total Return as of March 31:  2.56%

Average Annual Total Returns (%) as of 12/31/2003

                                                      1 Year                          Life of Portfolio*
-------------------------------------------------------------------------------------------------------------------
Portfolio -- Class B                                   35.26                                 -7.23

Index                                                  42.71                                 -2.04
-------------------------------------------------------------------------------------------------------------------

Index: The Russell Mid Cap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values.

*   Since 5/1/01. Index comparison begins 4/30/01.

Total returns for 2001 and 2003 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                         0.25
--------------------------------------------------------------------------------
Other Expenses*                                                          0.60
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          1.85
--------------------------------------------------------------------------------
Less Expense Waiver**                                                    0.16
--------------------------------------------------------------------------------
Net Total Annual Operating Expenses**                                    1.69
--------------------------------------------------------------------------------

* Restated to reflect estimated expenses for Class B shares resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS INVESCO Dynamic Growth Portfolio to 1.70%.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                                          1 Year        3 Years        5 Years        10 Years
---------------------------------------------------------------------------------------------------------
Class B shares                                    $172           $566           $986          $2,156
---------------------------------------------------------------------------------------------------------


The Portfolio Manager

The portfolio's subadvisor is INVESCO. The portfolio manager is Timothy J. Miller. Mr. Miller is Chief Investment Officer, a director and senior vice president of INVESCO. Mr. Miller joined INVESCO in 1992 and has managed the portfolio since its inception.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS INVESCO Dynamic Growth Portfolio -- Class B

---------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                         2003     2002^a
---------------------------------------------------------------------------------------------------

Selected Per Share Data
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $ 6.07    $ 6.51
-----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                                  (.09)     (.03)
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions               2.23     (.41)
-----------------------------------------------------------------------------------------------------
  Total from investment operations                                                 2.14     (.44)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $ 8.21    $ 6.07
-----------------------------------------------------------------------------------------------------
Total Return (%)                                                                 35.26^c   (6.76)**
-----------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                5        .1
-----------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                    1.85     1.40*
-----------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                     1.69     1.40*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                        (1.24)    (.82)*
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                         115        79
-----------------------------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

SVS Janus Growth And Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth and current income.

The portfolio applies a "bottom-up" approach in choosing investments. In other words, it looks mostly for equity and income-producing securities that meet its investment criteria one at a time. If the portfolio is unable to find such investments, much of the portfolio's assets may be in cash or similar investments.

The portfolio normally emphasizes investments in equity securities. It may invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least 25% of its total assets in securities the portfolio manager believes have income potential.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities have the potential to appreciate in value. The portfolio manager generally seeks to identify equity securities of companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries or geographic regions may warrant greater consideration in selecting foreign securities.

The portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities may provide better returns than the yields then available or expected on income-producing securities, the portfolio will place a greater emphasis on the growth component of its holdings.

The growth component of the portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

The income component of the portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the portfolio if they currently pay dividends or if the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and have higher volatility and risk of default.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters;

o  debt securities may be subject to interest rate risk and credit risk;

o  growth stocks may be out of favor for certain periods; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

                                      -9.40      -12.50     -20.34      23.94

--------------------------------------------------------------------------------
                                      2000        2001       2002       2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 11.90%, Q4 2003                   Worst Quarter: -15.90%, Q3 2002

2004 Total Return as of March 31: 1.47%

Average Annual Total Returns (%) as of 12/31/2003

                                                      1 Year                          Life of Portfolio*
-------------------------------------------------------------------------------------------------------------------
Portfolio -- Class B                                   23.94                                 -2.52
Index                                                  29.75                                 -9.10
-------------------------------------------------------------------------------------------------------------------

Index: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

*   Since 10/29/99. Index comparison begins 10/31/99.

Total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                         0.25
--------------------------------------------------------------------------------
Other Expenses*                                                          0.27
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                        1.47
--------------------------------------------------------------------------------

* Restated to reflect estimated expenses for Class B shares resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Janus Growth and Income Portfolio to 1.55%.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                                                            1 Year        3 Years        5 Years        10 Years
---------------------------------------------------------------------------------------------------------------------------
Class B shares                                                      $150           $465           $803          $1,757
---------------------------------------------------------------------------------------------------------------------------


The Portfolio Manager

The portfolio's subadvisor is Janus Capital Management LLC ("Janus"). The portfolio manager is Minyoung Sohn. He joined Janus in 1998 as a research analyst. Mr. Sohn joined the portfolio in 2004 and holds a Bachelor's degree in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Janus Growth And Income Portfolio -- Class B

---------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                         2003     2002^a
---------------------------------------------------------------------------------------------------

                                                                                          (Restated)
Selected Per Share Data
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $ 7.17    $ 7.96
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                                  --^c       .02
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions              1.71     (.81)
----------------------------------------------------------------------------------------------------
  Total from investment operations                                                1.71     (.79)
----------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                          (.04)        --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 8.84    $ 7.17
----------------------------------------------------------------------------------------------------
Total Return (%)                                                                 23.94    (9.92)**
----------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                              15        .4
----------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                             1.47     1.29*
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                        (.01)      .48*
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                         46        57
----------------------------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c   Amount less than $.005 per share.

*    Annualized

**   Not annualized

*** Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -10.30% to -9.92% in accordance with this change.

SVS Janus Growth Opportunities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

The portfolio applies a "bottom-up" approach in choosing investments. In other words, it looks for companies with earnings growth potential one at a time. If the portfolio is unable to find investments with earnings growth potential, a significant portion of the portfolio's assets may be in cash or similar investments.

The portfolio invests primarily in equity securities selected for their growth potential. Although the portfolio can invest in companies of any size, it generally invests in larger, more established companies.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities will appreciate in value. The portfolio manager generally seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the portfolio.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and typically will have higher volatility and risk of default.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters;

o  growth stocks may be out of favor for certain periods; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

                                      -11.64      -23.88     -30.85      26.47

--------------------------------------------------------------------------------
                                       2000        2001       2002       2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 14.82%, Q4 2001                   Worst Quarter: -25.51%, Q3 2001

2004 Total Return as of March 31: 1.89%

Average Annual Total Returns (%) as of 12/31/2003

                                                      1 Year                          Life of Portfolio*
-------------------------------------------------------------------------------------------------------------------
Portfolio -- Class B                                   26.47                                 -8.72

Index                                                  29.75                                 -9.10
-------------------------------------------------------------------------------------------------------------------

Index: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

*   Since 10/29/99. Index comparison begins 10/31/99.

Total returns for 1999 and 2000 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                           0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                         0.25
--------------------------------------------------------------------------------
Other Expenses*                                                          0.27
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                        1.47
--------------------------------------------------------------------------------

* Restated to reflect estimated expenses for Class B shares resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Janus Growth Opportunities Portfolio to 1.55%.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                                                            1 Year        3 Years        5 Years        10 Years
---------------------------------------------------------------------------------------------------------------------------
Class B shares                                                      $150           $465           $803          $1,757
---------------------------------------------------------------------------------------------------------------------------

The Portfolio Manager

The portfolio's subadvisor is Janus Capital Management LLC ("Janus"). The portfolio manager is Marc Pinto. Mr. Pinto joined Janus in 1994 and has managed the portfolio since its inception.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Janus Growth Opportunities Portfolio -- Class B

---------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                         2003     2002^a
---------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $ 5.44   $ 5.87
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                                 (.04)    (.01)
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions              1.48    (.42)
---------------------------------------------------------------------------------------------------
  Total from investment operations                                                1.44    (.43)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 6.88   $ 5.44
---------------------------------------------------------------------------------------------------
Total Return (%)                                                                 26.47   (7.33)**
---------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                               6       .2
---------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                             1.46    1.29*
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                        (.56)   (.49)*
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                         50       48
---------------------------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

SVS MFS Strategic Value Portfolio

The Portfolio's Main Investment Strategy

The portfolio's investment objective is to provide capital appreciation. The portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies which the manager believes are undervalued in the market relative to their long term potential. The equity securities of these companies may be undervalued because they are temporarily out of favor in the market due to:

o    a decline in the market

o    poor economic conditions

o developments that have affected or may affect the issuer of the securities or the issuer's industry; or

o    the market has overlooked them

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

The portfolio also invests in other types of securities, such as fixed income securities, including lower rated securities commonly referred to as junk bonds, and warrants, when relative values make such purchases attractive.

The manager uses a bottom-up, as opposed to a top-down, investment style in managing the portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the manager and the subadvisor's large group of equity research analysts.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies. The portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the "value" strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters;

o a bond could decline in credit quality or go into default; this risk is greater with lower rated bonds;

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows the return for the portfolio's Class B shares for its first complete calender year of operations. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 -- Class B shares

                                                                        26.35

--------------------------------------------------------------------------------
                                                                        2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 19.76%, Q2 2003                   Worst Quarter: -5.55%, Q1 2003

2004 Total Return as of March 31: 2.60%

Average Annual Total Returns (%) as of 12/31/2003

                                                      1 Year                          Life of Portfolio*
-------------------------------------------------------------------------------------------------------------------
Portfolio -- Class B                                   26.35                                  9.60

Index                                                  30.03                                  5.55
-------------------------------------------------------------------------------------------------------------------

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*   Since 5/1/02. Index comparison begins 4/30/02.

Total returns from inception through 2003 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                            0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          0.25
--------------------------------------------------------------------------------
Other Expenses*                                                           1.12
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                           2.32
--------------------------------------------------------------------------------
Less Expense Waiver**                                                     0.78
--------------------------------------------------------------------------------
Net Total Annual Operating Expenses**                                     1.54
--------------------------------------------------------------------------------

* Restated to reflect estimated expenses for Class B shares resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS MFS Strategic Value Portfolio to 1.55%.


Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                                                            1 Year        3 Years        5 Years        10 Years
---------------------------------------------------------------------------------------------------------------------------
Class B shares                                                      $157           $650          $1,169         $2,596
---------------------------------------------------------------------------------------------------------------------------


The Portfolio Manager

The portfolio's subadvisor is Massachusetts Financial Services Company ("MFS"). The portfolio manager is Kenneth J. Enright. Mr. Enright is a Senior Vice President of MFS and a Chartered Financial Analyst, has been employed in the investment management area of the subadvisor since 1986 and joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS MFS Strategic Value Portfolio -- Class B

---------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                         2003     2002^a
---------------------------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $ 8.11   $ 8.93
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                                    .02      .04
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions               2.11    (.86)
----------------------------------------------------------------------------------------------------
  Total from investment operations                                                 2.13    (.82)
----------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                           (.02)       --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $10.22   $ 8.11
----------------------------------------------------------------------------------------------------
Total Return (%)^c                                                                26.35   (9.18)**
----------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                               13       .3
----------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                    2.32    2.96*
----------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                     1.54    1.40*
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                           .28     .87*
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                          40        7
----------------------------------------------------------------------------------------------------

^a For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

SVS Oak Strategic Equity Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities. The portfolio invests primarily in common stocks of established US companies with large market capitalizations (in excess of $5 billion). In selecting investments, the portfolio manager chooses stocks of companies which he believes have above-average growth potential at attractive prices. The portfolio manager's investment process begins with a top-down analysis of industry sectors that he believes have the best potential for long-term growth based on an overall analysis of the economy and interest rate trends. The portfolio manager then focuses on the key performers in those areas based on a highly qualitative, subjective analysis of individual companies' fundamental values, such as earnings growth potential and the quality of corporate management. The portfolio manager buys and holds companies for the long-term and seeks to keep portfolio turnover to a minimum.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters; and

o foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio's Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year -- Class B shares

                                                             -39.82      49.13

--------------------------------------------------------------------------------
                                                              2002       2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 19.91%, Q2 2003                   Worst Quarter: -27.73%, Q2 2002

2004 Total Return as of March 31:  -0.59%

Average Annual Total Returns (%) as of 12/31/2003

                                                      1 Year                          Life of Portfolio*
-------------------------------------------------------------------------------------------------------------------
Portfolio -- Class B                                   49.13                                -13.42

Index                                                  29.75                                 -6.51
-------------------------------------------------------------------------------------------------------------------

Index: The Russell 1000 Growth Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

*   Since 5/1/01. Index comparison begins 4/30/01.

Total returns for 2001 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.95%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       0.25
--------------------------------------------------------------------------------
Other Expenses*                                                        0.32
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                      1.52
--------------------------------------------------------------------------------

* Restated to reflect estimated expenses for Class B shares resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Oak Strategic Equity Portfolio to 1.55%.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                                                            1 Year        3 Years        5 Years        10 Years
---------------------------------------------------------------------------------------------------------------------------
Class B shares                                                      $155           $480           $829          $1,813
---------------------------------------------------------------------------------------------------------------------------

The Portfolio Manager

The portfolio's subadvisor is Oak Associates, Ltd. The portfolio manager is James D. Oelschlager. Mr. Oelschlager began his investment career in 1970 and founded Oak Associates, Ltd. in 1985. Mr. Oelschlager has managed the portfolio since its inception.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Oak Strategic Equity Portfolio -- Class B

---------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                         2003     2002^a
---------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $ 4.58   $ 5.04
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                                 (.06)    (.02)
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions              2.31    (.44)
---------------------------------------------------------------------------------------------------
  Total from investment operations                                                2.25    (.46)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 6.83   $ 4.58
---------------------------------------------------------------------------------------------------
Total Return (%)                                                                 49.13   (9.13)**
---------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                              10       .4
---------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                             1.52    1.21*
---------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                        (.87)   (.68)*
---------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                          6       16
---------------------------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

SVS Turner Mid Cap Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio pursues its objective by investing in common stocks and other equity securities of US companies with medium market capitalizations that the portfolio managers believe have strong earnings growth potential. The portfolio will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of the Russell Mid-Cap Growth Index. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Portfolio exposure is generally limited to 5% in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.

Under normal circumstances, at least 80% of the portfolio's net assets, plus the amount of any borrowings for investment purposes, will be invested in stocks of mid-cap companies, which are defined for this purpose as companies with market capitalizations at the time of purchase in the range of market capitalizations of those companies included in the Index (as of December 31, 2003, the Index had a median market capitalization of $3.20 billion). The portfolio managers generally look for medium market capitalization companies with strong histories of earnings growth that are likely to continue to grow their earnings. A stock becomes a sell candidate if there is deterioration in the company's earnings growth prospects. Moreover, positions will be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the Index.

In focusing on companies with strong earnings growth potential, the portfolio managers engage in a relatively high level of trading activity so as to respond to changes in earnings forecasts and economic developments.

The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio's investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When prices of stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio's performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose a portfolio to the effects of leverage, which could increase the portfolio's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class B shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 -- Class B shares

                                                       -32.49      48.07

--------------------------------------------------------------------------------
                                                        2002       2003
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 19.24%, Q2 2003                   Worst Quarter: -19.11%, Q2 2002

2004 Total Return as of March 31:  2.83%

Average Annual Total Returns (%) as of 12/31/2003

                                               1 Year                          Life of Portfolio*
------------------------------------------------------------------------------------------------------------
Portfolio -- Class B                            48.07                                 -4.63

Index                                           42.71                                 -2.04
------------------------------------------------------------------------------------------------------------

Index: The Russell Mid Cap Growth Index is an unmanaged index composed of common stocks of mid-cap companies with higher price-to-book ratios and higher forecasted growth values.

* Since 5/1/01. Index comparison begins 4/30/01.

Total return for 2001 would have been lower if operating expenses hadn't been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class B
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         1.00%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        0.25
--------------------------------------------------------------------------------
Other Expenses*                                                         0.32
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                       1.57
--------------------------------------------------------------------------------

* Restated to reflect estimated expenses for Class B shares resulting from new compensation arrangements with participating insurance companies for recordkeeping.

** Pursuant to their respective agreements with Scudder Variable Series II, the advisor, the underwriter and the accounting agent have agreed, for the one year period commencing May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of SVS Turner Mid Cap Growth Portfolio to 1.70%.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                                     1 Year        3 Years        5 Years        10 Years
----------------------------------------------------------------------------------------------------
Class B shares                               $160           $496           $855          $1,867
----------------------------------------------------------------------------------------------------

The Portfolio Managers

The portfolio's subadvisor is Turner Investment Partners, Inc. The portfolio managers are Christopher K. McHugh, William C. McVail and Robert E. Turner, who have each managed the portfolio since its inception. Mr. McHugh began his investment career in 1986 and joined the subadvisor when it was founded in 1990. Mr. McHugh is a principal at Turner Investment Partners, Inc. Mr. McVail began his investment career in 1988 and joined Turner Investment Partners, Inc. in 1998 after serving as a portfolio manager at PNC Equity Advisors. Mr. Turner began his investment career in 1981 and is the founder, chairman and Chief Investment Officer of Turner Investment Partners, Inc.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

SVS Turner Mid Cap Growth Portfolio -- Class B

---------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                         2003     2002^a
---------------------------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $ 5.97   $ 6.60
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                                  (.09)    (.02)
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions               2.96    (.61)
----------------------------------------------------------------------------------------------------
  Total from investment operations                                                 2.87    (.63)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $ 8.84   $ 5.97
----------------------------------------------------------------------------------------------------
Total Return (%)                                                                  48.07   (9.55)**
----------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                               13       .6
----------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                              1.57    1.38*
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                        (1.29)   (.81)*
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                         155      225
----------------------------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

^b   Based on an average shares outstanding during the period.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or a portfolio's subadvisor may establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, or its subadvisors make the portfolios' investment decisions, buy and sell securities for the portfolios and conduct research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the 12 months through the most recent fiscal year end, as a percentage of each portfolio's average daily net assets:

Portfolio Name                                                      Fee Paid
--------------------------------------------------------------------------------
Scudder Aggressive Growth Portfolio*+                                0.72%
--------------------------------------------------------------------------------
Scudder Blue Chip Portfolio                                          0.65%
--------------------------------------------------------------------------------
Scudder Large Cap Value Portfolio                                    0.75%
--------------------------------------------------------------------------------
Scudder Fixed Income Portfolio                                       0.60%
--------------------------------------------------------------------------------
Scudder Global Blue Chip Portfolio*+                                 0.70%
--------------------------------------------------------------------------------
Scudder Government and Agency Securities Portfolio                   0.55%
--------------------------------------------------------------------------------
Scudder Growth Portfolio                                             0.60%
--------------------------------------------------------------------------------
Scudder High Income Portfolio                                        0.60%
--------------------------------------------------------------------------------
Scudder International Select Equity Portfolio                        0.75%
--------------------------------------------------------------------------------
Scudder Money Market Portfolio                                       0.50%
--------------------------------------------------------------------------------
Scudder Small Cap Growth Portfolio                                   0.65%
--------------------------------------------------------------------------------
Scudder Strategic Income Portfolio                                   0.65%
--------------------------------------------------------------------------------
Scudder Technology Growth Portfolio                                  0.75%
--------------------------------------------------------------------------------

Portfolio Name                                                      Fee Paid
--------------------------------------------------------------------------------
Scudder Total Return Portfolio                                       0.55%
--------------------------------------------------------------------------------
SVS Davis Venture Value Portfolio                                    0.95%
--------------------------------------------------------------------------------
SVS Dreman Financial Services Portfolio                              0.75%
--------------------------------------------------------------------------------
SVS Dreman High Return Equity Portfolio                              0.73%
--------------------------------------------------------------------------------
SVS Dreman Small Cap Value Portfolio                                 0.75%
--------------------------------------------------------------------------------
SVS Eagle Focused Large Cap Growth Portfolio                         0.95%
--------------------------------------------------------------------------------
SVS Focus Value+Growth Portfolio*+                                   0.74%
--------------------------------------------------------------------------------
SVS Index 500 Portfolio                                              0.37%
--------------------------------------------------------------------------------
SVS INVESCO Dynamic Growth Portfolio*+                               0.84%
--------------------------------------------------------------------------------
SVS Janus Growth and Income Portfolio                                0.95%
--------------------------------------------------------------------------------
SVS Janus Growth Opportunities Portfolio                             0.95%
--------------------------------------------------------------------------------
SVS MFS Strategic Value Portfolio*+                                  0.17%
--------------------------------------------------------------------------------
SVS Oak Strategic Equity Portfolio                                   0.95%
--------------------------------------------------------------------------------
SVS Turner Mid Cap Growth Portfolio                                  1.00%
--------------------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

+    Annualized effective rate.


Portfolio Subadvisors

Subadvisor for Scudder International Select Equity Portfolio and Scudder Strategic Income Portfolio

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor, is the subadvisor for Scudder International Select Equity Portfolio and Scudder Strategic Income Portfolio. With regard to Scudder Strategic Income Portfolio, DeAMIS is responsible for managing the portion of the portfolio's assets invested in emerging market debt securities. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeIM pays a fee to DeAMIS for acting as subadvisor to each portfolio.

Subadvisor for SVS Davis Venture Value Portfolio

Davis Selected Advisers, L.P., 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85706, is the subadvisor to SVS Davis Venture Value Portfolio. Davis Selected Advisers, L.P. began serving as investment advisor to Davis New York Venture Fund in 1969 and currently serves as investment advisor to all of the Davis Funds, and acts as advisor or subadvisor for a number of other institutional accounts including mutual funds and private accounts. DeIM pays a fee to Davis Selected Advisers, L.P. for acting as subadvisor to SVS Davis Venture Value Portfolio.

Subadvisor for SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio

Dreman Value Management L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $10.2 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to each portfolio.

Subadvisor for SVS Eagle Focused Large Cap Growth Portfolio

Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida, is the subadvisor to SVS Eagle Focused Large Cap Growth Portfolio. As of December 31, 2003, Eagle Asset Management, Inc. managed approximately $8.15 billion in assets for institutional, high net worth individuals and subadvisory clients. DeIM pays a fee to Eagle Asset Management, Inc. for acting as subadvisor to SVS Eagle Focused Large Cap Growth Portfolio.

Subadvisors for SVS Focus Value+Growth Portfolio

Jennison Associates LLC, an indirect wholly owned subsidiary of Prudential Financial, Inc., located at 466 Lexington Avenue, New York, New York 10017, is the subadvisor to the growth portion of SVS Focus Value+Growth Portfolio. Jennison Associates was founded in 1969 and has served as an investment advisor to registered investment companies since 1990. As of December 31, 2003, Jennison Associates managed approximately $59 billion on behalf of its clients.

DeIM pays a fee to Jennison Associates for acting as subadvisor to the "growth" portion of SVS Focus Value+Growth Portfolio at an annual rate based on the portion of the average combined daily net assets of the portfolio and Scudder Focus Value+Growth Fund (another fund advised by DeIM) subadvised by Jennison Associates.

Dreman Value Management, L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor for the value portion of SVS Focus Value+Growth Portfolio. Founded in 1977, Dreman Value Management L.L.C. currently manages over $10.2 billion in assets.

DeIM pays a fee to Dreman Value Management for acting as the subadvisor to the value portion of the portfolio at an annual rate applied to the portion of the portfolio's average daily net assets subadvised by Dreman Value Management.

Subadvisor for SVS Index 500 Portfolio

Effective April 30, 2003, Northern Trust Investments, N.A. ("NTI"), 50 South LaSalle Street, Chicago, Illinois serves as subadvisor for SVS Index 500 Portfolio. NTI has managed accounts, including registered investment companies, designed to mirror the performance of the same index as the portfolio seeks to replicate. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of December 31, 2003, NTI had approximately $243.6 billion in assets under management.

Subadvisor for SVS INVESCO Dynamic Growth Portfolio

INVESCO Funds Group, Inc. ("INVESCO"), located at 7800 E. Union Avenue Suite 8000 Denver, CO 80237, is the subadvisor to SVS INVESCO Dynamic Growth Portfolio. INVESCO, along with its affiliates, manages over $149 billion in assets. INVESCO is a subsidiary of AMVESCAP plc, an international investment management company that manages more than $371 billion in assets worldwide as of December 31, 2003. AMVESCAP is based in London, with money managers located in Europe, North and South America and the Far East. DeIM pays a fee to INVESCO for acting as subadvisor to SVS INVESCO Dynamic Growth Portfolio.

INVESCO has proposed that subadvisory responsibilities for the portfolio be transferred to its affiliate, INVESCO Institutional (N.A.), Inc., subject to approval by the portfolio's Board of Trustees. After such transfer, INVESCO Institutional will assume all rights and responsibilities and associated liabilities arising out of the existing subadvisory agreement (the "Agreement") and become a party to the Agreement upon the terms and conditions set forth therein, standing in the stead of INVESCO. All terms, conditions and services provided in the Agreement are to remain in full force and effect. The portfolio managers providing services to the portfolio will remain as they are in the current Agreement. INVESCO has represented that the transfer is not intended to, and would not result in, any change in the investment process, strategies or the nature and quality of the services provided to the portfolio. INVESCO Institutional, located at 1360 Peachtree Street NE, Atlanta, Georgia 30309, is also a subsidiary of AMVESCAP plc.

Although none of the legal proceedings described below currently involve your portfolio, these matters affect INVESCO, your portfolio's subadvisor. The information that follows has been provided to the portfolio by INVESCO.

On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the chief executive officer of INVESCO. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO.

The SEC proceeding, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of
Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

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The NYAG proceeding, filed in the Supreme Court of the State of New York (New
York County), is also based on the circumstances described above. The NYAG proceeding alleges violation of Article 23-A (the "Martin Act") and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

The Colorado proceeding, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado proceeding alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

In addition, INVESCO has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia and the Colorado Securities Division. INVESCO has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc., and the SEC.

Response of AMVESCAP

AMVESCAP, the parent company of INVESCO, is seeking to resolve both the pending regulatory complaints against INVESCO alleging market timing and the ongoing market timing investigations with respect to INVESCO. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a comprehensive review of INVESCO's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring INVESCO or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any investment company registered under the Investment Company Act of 1940 (a "registered investment company"), including SVS Dynamic Growth Portfolio.

Private actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including INVESCO, depending on the lawsuit. The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against INVESCO described above. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA");
(iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain advisory agreements; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

INVESCO has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation recently has ordered that efficiency will be achieved if all actions alleging market timing throughout the mutual fund industry are transferred to the District of Maryland for coordinated pretrial discovery. INVESCO anticipates that the Panel will issue orders to transfer actions pending against it to the multidistrict litigation as well.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against INVESCO or AMVESCAP and related entities and individuals in the future. INVESCO does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the portfolio the services it has agreed to provide.


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Subadvisor for SVS Janus Growth And Income Portfolio and SVS Janus Growth
Opportunities Portfolio

Janus Capital Management LLC ("Janus Capital"), 151 Detroit Street, Denver, Colorado, is the subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio. Janus Capital began serving as investment advisor to Janus Fund in 1970 and currently serves as investment advisor to all of the Janus Funds, acts as subadvisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. DeIM pays a fee to Janus Capital for acting as subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio.

Although none of the legal proceedings described below currently involve your portfolios, these matters affect Janus Capital, your portfolio's subadvisor. The information that follows has been provided to the portfolios by Janus Capital.

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigation was prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleges that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds. In addition, the NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges those executives submitted false documents to open an account in Janus Worldwide Fund.

Certain Janus funds, as well as Janus Capital Group Inc. or one or more of its subsidiaries, have received subpoenas and formal or informal document requests from a number of legal and regulatory agencies -- including the NYAG, the SEC, the National Association of Securities Dealers, Inc., the Colorado Securities Commissioner, the Colorado Attorney General, the West Virginia Attorney General, the Florida Department of Financial Services, and one or more US Attorney offices or federal grand juries -- which are conducting investigations into market timing, late trading and other potentially irregular trading practices in the mutual fund industry. The documentation and information sought by these agencies relate to a variety of matters, including but not limited to: late day trading, market timing, improper disclosure of portfolio holdings, trading by executives in fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by Janus funds, information provided to certain Janus fund Trustees in connection with the review and approval of management contracts related to Janus funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. In addition, Janus International Limited, a subsidiary of Janus Capital Group Inc. established in England and registered as an investment advisor with the Financial Services Authority ("FSA") in the United Kingdom, has received a request for information related to frequent trading, late day trading, revenue sharing and related topics from the FSA. The Janus funds, Janus Capital Group Inc. and its subsidiaries have complied, intend to comply with or intend to continue to comply with these subpoenas and other document and information requests, and will continue cooperating with the federal and state legal and regulatory authorities which are conducting investigations related to trading practices in the mutual fund industry.

As of April 14, 2003, none of the legal or regulatory agencies conducting investigations into market timing, late trading and other trading practices in the mutual fund industry have brought an enforcement action or commenced other legal proceedings against any of the Janus funds, Janus Capital Group Inc. or its subsidiaries. While Janus Capital has had discussions with government authorities to resolve the Colorado and other pending investigations, the outcome and timing of those discussions will be determined in large part by the government agencies. Janus Capital anticipates that the government agencies will seek substantial civil penalties and other remedial measures.

Janus Capital is in the process of conducting an internal review of market timing and other trading practices at Janus Capital, which, as of the date of this prospectus, indicates that there were approximately twelve discretionary frequent trading arrangements across Janus' US-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All of these arrangements have been terminated. It also appears that redemption fees payable on certain transactions may have been waived. Janus Capital also believes that there were several discretionary frequent trading arrangements in Janus' offshore mutual fund business, and these arrangements have also been terminated. In the case of one offshore fund, the Janus World Funds Plc ("JWF") outside


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legal counsel retained by Janus International Limited conducted an investigation and concluded that there had been no wrongdoing in relation to frequent trading in JWF and reported its findings to the UK regulators. Similar investigations by outside legal counsel are underway in relation to the other Janus offshore funds. In addition, given that most offshore jurisdictions have their own unique set of business and product structures, as well as rules and regulations, Janus Capital is working with its foreign legal counsel and its offshore distributors to develop appropriate guidelines for defining existing and future business practices.

As noted earlier, the pending investigations by the NYAG and other agencies seek to determine whether late trading occurred in mutual funds managed by Janus Capital. Because many mutual fund transactions are cleared and settled through financial intermediaries and because certain individuals who dealt with several of the significant discretionary frequent trading relationships are no longer employees of Janus Capital, Janus Capital cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries. Additionally, Janus Capital has been advised by certain financial intermediaries that, as a result of systems errors, such intermediaries may have permitted a small number of trades to be submitted late. Janus Capital believes that the impact of these transactions is immaterial.

Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits have been brought, in various federal and state courts, against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Janus fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in Janus funds.

Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws;
(ii) breach of fiduciary duties, as established by state common law or federal law, to the funds and/or individual investors; (iii) breach of contract; (iv) unjust enrichment; (v) violations of Section 1962 of the Racketeering, Influenced and Corrupt Organizations Act; and (vi) failure to adequately implement fair value pricing for portfolio securities in Janus funds.

The actions include actions purportedly on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus International Holding LLC, Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against officers of Janus Capital, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.

These lawsuits were filed in a number of state and federal jurisdictions. Janus Capital Group Inc. filed a motion with the Judicial Panel on Multidistrict Litigation (the "MDL Panel") to have all of the actions against Janus Capital Group Inc. or any of its affiliates transferred to the Southern District of New York, or in the alternative to the District of Colorado, for coordinated pretrial proceedings. Transfer motions were also filed by other plaintiffs and defendants. On February 20, 2004, the MDL Panel ruled on all of the transfer and coordination motions, and transferred all of the actions involved, including all of the actions involving Janus Capital Group Inc. or any of its affiliates, to the United States District Court for the District of Maryland for further coordinated or consolidated pretrial proceedings. The Federal District Court in Maryland now has scheduled an initial hearing in all of the transferred actions for April 2, 2004 in Baltimore. For each case, Janus Capital Group Inc. had requested a stay of all proceedings pending a transfer order from the MDL Panel. Such a stay was entered, or was not opposed, in the majority of pending cases. A stay was denied in only one case, in the Southern District of Illinois, and that case was remanded to Illinois state court for further proceedings.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the portfolios the services it has agreed to provide.

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Subadvisor for SVS MFS Strategic Value Portfolio

Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the subadvisor to SVS MFS Strategic Value Portfolio. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $140.3 billion as of December 31, 2003. DeIM pays a fee to MFS for acting as subadvisor to SVS MFS Strategic Value Portfolio.

Although none of the legal proceedings described below currently involve your portfolio, these matters affect MFS, your portfolio's subadvisor. The information that follows has been provided to the portfolio by MFS.

On March 31, 2004, MFS settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with mutual fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan to be approved by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades.

As part of the settlement, MFS also agreed to retain an independent compliance consultant to review the completeness of its disclosure of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisors who support the sale of mutual fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association's Investor Protection Trust).

In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes, which include, among others:

o formation of a Code of Ethics Oversight Committee, comprised of senior executives of MFS' operating businesses, to oversee all matters relating to issues arising under MFS' Code of Ethics;

o establishment of an Internal Compliance Controls Committee, chaired by MFS' Chief Compliance Officer and comprised of senior executives of MFS' operating businesses, to review compliance issues as they may arise from time to time, endeavor to develop solutions to those issues, and oversee implementation of those solutions;

o establishment of a company ombudsman to whom MFS employees may convey concerns about MFS business matters that they believe involve matters of ethics or questionable practices;

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o  establishment of a full-time senior level position reporting to MFS' Chief
   Compliance Officer whose responsibilities include compliance matters related to conflicts of interest; this officer or another designated compliance officer will implement and oversee the funds' excessive trading policies and compliance procedures;

o engagement of an Independent Compliance Consultant to conduct a comprehensive review of MFS supervisory, compliance, and other policies and procedures designed to prevent and detect conflicts of interest, breaches of fiduciary duty, breaches of the MFS Code of Ethics and federal securities law violations by MFS and its employees; and

o commencing in 2006, and at least once every other year thereafter, MFS shall undergo a compliance review by an independent third party.

Messrs. Ballen and Parke have agreed to suspensions from association with any investment advisor or registered investment company for periods of 9 months and 6 months, respectively. Upon completion of these suspensions, for periods of 27 months (Mr. Ballen) and 30 months (Mr. Parke), Messrs. Ballen and Parke have agreed not to serve as an employee, officer or trustee of any registered investment company; not to serve as chairman, director or as an officer of any investment advisor; and to otherwise perform only limited functions for an investment advisor, which may include strategic planning and analysis, portfolio management and non-mutual fund marketing. Messrs. Ballen and Parke will pay approximately $315,000 each to the SEC, $250,000 of which is characterized as a penalty. Messrs. Ballen and Parke will not be returning to MFS after their suspensions.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS fund, or
(ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Additional lawsuits arising out of these circumstances presenting similar allegations and requests for relief may be filed against MFS and related parties in the future.

Subadvisor for SVS Oak Strategic Equity Portfolio

Oak Associates, Ltd. is the subadvisor to SVS Oak Strategic Equity Portfolio. Oak Associates, Ltd. currently has over $9.2 billion in assets under management. Oak Associates, Ltd.'s principal place of business is 3875 Embassy Parkway, ---- Suite 250, Akron, Ohio 44333. DeIM pays a fee to Oak Associates, Ltd. for acting as subadvisor to SVS Oak Strategic Equity Portfolio.


Subadvisor for SVS Turner Mid Cap Growth Portfolio

Turner Investment Partners, Inc., 1205 Westlakes Drive Suite 100, Berwyn, Pennsylvania, 19312 is the subadvisor to SVS Turner Mid Cap Growth Portfolio. As of December 31, 2003, Turner Investment Partners, Inc. had approximately - $12.3 billion in assets under management. DeIM pays a fee to Turner Investment Partners, Inc. for acting as subadvisor to SVS Turner Mid Cap Growth Portfolio.


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--------------------------------------------------------------------------------

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Policies about transactions

The information in this prospectus applies to Class B shares of each portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II (which includes the portfolios just described) are the participating insurance companies (the "insurance companies") that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies (the "contract(s)") issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolios do not sell shares directly to the public. The portfolios sell shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a "Retail Fund") and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolios, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.

The portfolios have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: When an insurance company opens an account, the portfolios will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company's articles of incorporation) to help a portfolio verify the insurance company's identity.

A portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in "good order." Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

Since Scudder Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market Portfolio receives investable funds.

A portfolio may reject a new account application if the insurance company doesn't provide any required or requested identifying information, or for other reasons.

The advisor, Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor's recommendation of a portfolio.


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

Buying and Selling Shares

Each portfolio is open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolios continuously sell shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

o After receiving a contract owner's order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

o Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

o    The portfolios do not issue share certificates.

o The portfolios reserve the right to reject purchases of shares for any reason.

o The portfolios reserve the right to withdraw or suspend the offering of shares at any time.

o The portfolios reserve the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

o The portfolios may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

o The portfolios may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

o Market timing -- the frequent trading of portfolio shares designed to take advantage of short-term market movements -- can harm a portfolio and its shareholders. The portfolios and their agents may reject or limit purchase orders when there appears to be a pattern of market timing or other frequent purchases and sales. Because the portfolios' shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, a portfolio generally has little or no access to the records of individual contract holders. The portfolios are dependent on the ability of these separate accounts to limit market timing and excessive trading of portfolio shares. The portfolios are working with separate accounts to assess and improve controls against inappropriate trading. There can be no assurance that market timing in the portfolios' shares will not occur.

o A contract owner's purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio's shareholders.

o Currently, the Board of Trustees of Scudder Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners' instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in a portfolio.


How the Portfolios Calculate Share Price

To calculate net asset value per share or NAV, each portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                  ---------------------------------        =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares for each portfolio is also the NAV.

For Scudder Money Market Portfolio, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

Except with Scudder Money Market Portfolio, we typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the Board that are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon such security sale.

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.


Distributions

Scudder Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes
Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.


Marketing and Distribution Fees

Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolios' distributor.

Scudder Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, Scudder Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

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--------------------------------------------------------------------------------

To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Distributors, Inc.                   SEC
222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
(800) 778-1482                               (202) 942-8090

                                             www.sec.gov




                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series II                   811-5002
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2004


                              CLASS A AND B SHARES

                           SCUDDER VARIABLE SERIES II

               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-778-1482


This combined Statement of Additional Information is not a prospectus. It should be read in conjunction with the applicable prospectuses of Scudder Variable Series II (the "Fund") dated May 1, 2004, as amended from time to time. The prospectuses may be obtained without charge from the Fund by calling the toll-free number listed above, and are also available along with other related materials on the Securities and Exchange Commission Internet web site (http://www.sec.gov). The prospectuses are also available from Participating Insurance Companies, as defined below.

Scudder Variable Series II offers a choice of 31 portfolios (each a "Portfolio," collectively, the "Portfolios"), 27 of which are offered herein, to holders certain variable life insurance and variable annuity contracts offered by participating insurance companies. ("Participating Insurance Companies")

The 27 Portfolios offered herein are:


Scudder Aggressive Growth Portfolio                     SVS Davis Venture Value Portfolio
Scudder Blue Chip Portfolio                             SVS Dreman Financial Services Portfolio
Scudder Fixed Income Portfolio                          SVS Dreman High Return Equity Portfolio
Scudder Global Blue Chip Portfolio                      SVS Dreman Small Cap Value Portfolio
Scudder Government & Agency Securities Portfolio        SVS Eagle Focused Large Cap Growth Portfolio
Scudder Growth Portfolio
Scudder High Income Portfolio                           SVS Focus Value+Growth Portfolio
Scudder International Select Equity Portfolio           SVS Index 500 Portfolio
Scudder Large Cap Value Portfolio (formerly, Scudder    SVS INVESCO Dynamic Growth Portfolio
Contrarian Value Portfolio)                             SVS Janus Growth And Income Portfolio
Scudder Money Market Portfolio
Scudder Small Cap Growth Portfolio                      SVS Janus Growth Opportunities Portfolio
Scudder Strategic Income Portfolio                      SVS MFS Strategic Value Portfolio
Scudder Technology Growth Portfolio                     SVS Oak Strategic Equity Portfolio
Scudder Total Return Portfolio                          SVS Turner Mid Cap Growth Portfolio

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

INVESTMENT RESTRICTIONS........................................................1


INVESTMENT POLICIES AND TECHNIQUES.............................................3

MANAGEMENT OF THE FUND........................................................26
         Investment Advisor...................................................26
         Portfolio Transactions...............................................41
         Distributor..........................................................45

FUND SERVICE PROVIDERS........................................................47
         Transfer Agent.......................................................47
         Custodian............................................................47
         Independent Auditors.................................................47
         Counsel..............................................................47
         Fund Accounting Agent................................................48

PURCHASE AND REDEMPTIONS......................................................49

DIVIDENDS, CAPITAL GAINS AND TAXES............................................49

NET ASSET VALUE...............................................................50

TRUSTEES AND OFFICERS.........................................................52

FUND ORGANIZATION.............................................................83

PROXY VOTING GUIDELINES.......................................................84

ADDITIONAL INFORMATION........................................................85

FINANCIAL STATEMENTS..........................................................86

APPENDIX A....................................................................87

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Portfolio's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Portfolio's objective will be met.


If a percentage restriction is adhered to at the time of the investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.


The Fund has adopted for each Portfolio certain fundamental investment restrictions that cannot be changed for a Portfolio without approval by a "majority" of the outstanding voting shares of that Portfolio. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of the vote of (a) 67% of the shares of a Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of a Portfolio.


Each Portfolio (except SVS Focus Value+Growth Portfolio, SVS Dreman Financial Services Portfolio, Scudder Aggressive Growth Portfolio and Scudder Technology Growth Portfolio) is classified as a diversified open-end management investment company. A diversified portfolio may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

SVS Focus Value+Growth Portfolio, SVS Dreman Financial Services Portfolio, Scudder Aggressive Growth Portfolio and Scudder Technology Growth Portfolio are classified as non-diversified open-end management investment companies. A non-diversified portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. While not limited by the 1940 Act as to the proportion of its assets that it may invest in obligations of a single issuer, each of the foregoing Portfolios intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company.


Each Portfolio may not, as a fundamental policy:


(1)      borrow  money,   except  as  permitted  under  the  1940  Act,  and  as
         interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


(3) for all Portfolios except Scudder Money Market Portfolio and Scudder Technology Growth Portfolio: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


         for Scudder Money Market Portfolio: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Portfolio reserves the freedom of action to concentrate in government securities and instruments issued by domestic banks.


         for Scudder Technology Growth Portfolio: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Portfolio will concentrate its assets in the group of industries constituting the technology sector and may concentrate in one or more industries in the technology sector.

(4) engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities;

(6)      purchase  physical   commodities  or  contracts  relating  to  physical
         commodities; or

(7) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

With regard to Restriction (3) above, for purposes of determining the percentage of Scudder Money Market Portfolio's total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on standard classifications utilized by ratings agencies.

Scudder Money Market Portfolio may not invest more than 50% of it assets in asset-backed securities.

With regard to Restriction (3) above, for purposes of determining the percentage of each Portfolio's (except Scudder Money Market Portfolio) total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified as a single industry.

With respect to investment restriction (3) for Scudder Money Market Portfolio, domestic banks include US banks and US branches of foreign banks that are subject to the same regulation as US banks. Domestic banks may also include foreign branches of domestic banks if the investment risk associated with investing in instruments issued by the foreign branch of a domestic bank is the same as investing in instruments issued by the domestic parent. As a result, the Portfolio may be more adversely affected by changes in market or economic conditions and other circumstances affecting the banking industry than it would be if the Portfolio's assets were not so concentrated.


The Fund has also adopted the following non-fundamental policies, which may be changed or eliminated for each Portfolio by the Fund's Board of Trustees without a vote of the shareholders:


As a matter of non-fundamental policy, each Portfolio, except Scudder Money Market Portfolio, does not intend to:

(1)      borrow money in an amount  greater than 5% of its total assets,  except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio's registration statement which may be deemed to be borrowings;

(2) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Portfolio may obtain such short-term credits as may be deemed necessary for the clearance of securities transactions;

(3) purchase options, unless the aggregate premiums paid on all such options held by a Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(4) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Portfolio and the premium paid for such options on futures contracts does not exceed 5% of the fair market value of a Portfolio's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the money amount may be excluded in computing the 5% limit;

(5) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Portfolio's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and
(6)      invest more than 15% of net assets in illiquid securities.


For all portfolios except Scudder Fixed Income Portfolio, Scudder Government & Agency Securities Portfolio, Scudder High Income Portfolio, Scudder Money Market Portfolio and Scudder Strategic Income Portfolio:


(7) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.




For all portfolios except Scudder Dreman Small Cap Value Portfolio and Scudder Money Market Portfolio:

(8) lend portfolio securities in an amount greater than one third of its total assets.


For Scudder Money Market Portfolio:


(9) borrow money in an amount greater than 5% of its total assets, except for temporary emergency purposes;

(10) lend portfolio securities in an amount greater than 5% of its total assets; and

(11) invest more than 10% of total assets in non-affiliated registered investment companies.


Concentration. Scudder Technology Growth Portfolio "concentrates," for purposes of the 1940 Act, its assets in securities related to a particular industry which means that at least 25% of its net assets will be invested in these assets at all times. As a result, the Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Master-feeder Fund Structure


The Fund's Board of Trustees has the discretion with respect to each Portfolio to retain the current distribution arrangement for the Portfolio while investing in a master fund in a master-feeder fund structure as described below.


A master-feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Objectives and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage (such as short selling, hedging, etc.) or a financial instrument which a Portfolio may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), in its discretion, might, but is not required to, use in managing each Portfolio's assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not for all investment companies advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on the Portfolio's performance.


It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in the Portfolio's applicable prospectus.


Two classes of shares of each Portfolio of the Fund are currently offered through Participating Insurance Companies. Class A shares are offered at net asset value and are not subject to a Rule 12b-1 Distribution Plan. Class B shares are offered at net asset value and are subject to a 12b-1 fee.

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of the shareholders. There is no assurance that the objectives of any Portfolio will be achieved.

Each Portfolio, except Scudder Money Market Portfolio, may engage in futures, options, and other derivatives transactions in accordance with its respective investment objectives and policies. Each such Portfolio may engage in such transactions if it appears to the Advisor or Subadvisor to be advantageous to do so, in order to pursue its objective, to hedge (i.e., protect) against the effects of fluctuating interest rates and to stabilize the value of its assets and not for speculation. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning certain other investment policies and techniques.

Portfolio Turnover. The portfolio turnover rates for each Portfolio, other than Scudder Money Market Portfolio, are listed under "Financial Highlights" in the Fund's Annual Report dated December 31, 2003. Each Portfolio's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. Securities with maturities of less than one year are excluded from portfolio turnover rate calculations. Frequency of portfolio turnover will not be a limiting factor should a Portfolio's Advisor or Subadvisor deem it desirable to purchase or sell securities. Purchases and sales are made for a Portfolio whenever necessary, in management's opinion, to meet a Portfolio's objective. Higher portfolio turnover (over 100%) involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains.

The Portfolios do not generally make investments for short-term profits, but are not restricted in policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.


Asset-Backed Securities. Asset-backed securities may include pools of mortgages ("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Portfolios to dispose of any then existing holdings of such securities. The Portfolios, except Scudder Fixed Income Portfolio, Scudder Total Return Portfolio and Scudder Money Market Portfolio, do not intend to invest more than 5% of total assets in asset-backed securities. Scudder Fixed Income Portfolio and Scudder Total Return Portfolio currently do not intend to invest more than 25% of total assets in asset-backed securities. Scudder Money Market Portfolio may not invest more than 50% of its assets in asset back securities.

Bank and Savings and Loan Obligations for Scudder High Income Portfolio. Scudder High Income Portfolio may also invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's and S&P generally rate bank loans a notch or two higher than high yield bonds of the same issuer to reflect their more senior position. The Portfolio may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation". When the Portfolio buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Portfolio. In certain cases, the Portfolio may buy bank loans on a participation basis, if for example, the Portfolio did not want to become party to the bank agreement. However, in all cases, the Portfolio will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.


Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.


In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the Portfolio, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the Portfolio's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Borrowing. Each Portfolio will borrow only when the Advisor or Subadvisor believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of the borrowing. Borrowing by each Portfolio will involve special risk considerations. Although the principal of each Portfolio's borrowings will be fixed, a Portfolio's assets may change in value during the time a borrowing is outstanding, proportionately increasing exposure to capital risk.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolios will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Portfolio's limitation on investments in illiquid securities.

Collateralized Obligations. Subject to its investment objectives and policies, a Portfolio may purchase collateralized obligations, including interest only ("IO") and principal only ("PO") securities. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a US Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, US Government securities or other assets. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations issued or guaranteed by a US Government agency or instrumentality, such as the Federal Home Loan Mortgage Corporation, are considered US Government securities. Privately-issued collateralized obligations collateralized by a portfolio of US Government securities are not direct obligations of the US Government or any of its agencies or instrumentalities and are not considered US Government securities. A variety of types of collateralized obligations are available currently and others may become available in the future.

Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities. Since collateralized obligations may be issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. With respect to interest only and principal only securities, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements. These instruments tend to be highly sensitive to prepayment rates on the underlying collateral and thus place a premium on accurate prepayment projections by the investor.

A  Portfolio,   other  than  Scudder  Money  Market  Portfolio,  may  invest  in collateralized obligations whose yield floats inversely against a specified index rate. These "inverse floaters" are more volatile than conventional fixed or floating rate collateralized obligations and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments. Currently, none of the Portfolios intends to invest more than 5% of its net assets in inverse floaters. Scudder Money Market Portfolio does not invest in inverse floaters.

A Portfolio will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to the Portfolio's investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities.

Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect "strip" the interest payments from principal payments of the underlying securities and allow for the separate purchase of either the interest or the principal payments. Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding. It is anticipated that no more than 5% of a Portfolio's net assets will be invested in IO and PO securities. Governmentally-issued and privately-issued IO's and PO's will be considered illiquid for purposes of a Portfolio's limitation on illiquid securities, however, the Board of Trustees may adopt guidelines under which governmentally-issued IO's and PO's may be determined to be liquid.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Portfolio participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. Subject to its investment objectives and policies, each Portfolio (except Scudder Money Market Portfolio) may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments and/or by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock including Liquid Yield Option Notes ("LYONs"(TM)). The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities often provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Daily Cash Allocation and Re-balancing Procedures for SVS Focus Value+Growth Portfolio. The growth and value sub-portfolios (or "segment") of the portfolio were allocated 50% of the available assets on May 1, 2001, the beginning of the portfolio's new strategy. After this date, the portfolio's daily net flows are normally allocated 50% to the growth segment and 50% to the value segment. Segment allocations will be monitored daily by the Advisor.

Equal allocations continue as long as neither of the two sub-portfolios drops below 45% of the portfolio's total assets. If this threshold is crossed, on days that the portfolio has positive net new flows, 100% of net flows will be allocated to the under-weighted segment. On days that the portfolio has negative net new flows, 100% of the net redemptions will be funded by the over-weighted segment. This practice will be handled by the Advisor (working with the custodian) and will continue until the under-weighted segment grows to at least 45% of the portfolio's total assets, at which time the cash allocations will return to 50% for each.

If the segment with less than 45% of the Portfolio's total net assets drops below 40% for two consecutive business days, the Advisor will send a first notice to formally notify the portfolio management teams of this imbalance as well as any other designated contacts. If changes in stock prices and cash flows have not brought the under-weighted sub-portfolio above 40% after 30 calendar days, the Advisor will send a final notice.

Upon receipt of any imbalance notification, the portfolio management teams may recommend reallocation. Reallocation prior to the final notice will only occur with the consent of the portfolio management teams. This reallocation will not necessarily occur automatically. Even after a 30 day imbalance, other factors may postpone the event. For example, it is unlikely that a full reallocation would occur late in the year due to potentially negative tax implications.

Unless otherwise agreed, dividend distributions will be taken 50% from each segment.

Sub-portfolio allocations will be distributed daily by State Street Bank to the portfolio management teams.

If either segment has an overdraft position, corrections will be made at the segment level. If the portfolio's management teams deem appropriate, a reallocation may be advised, provided that the portfolio does not go below a 40/60 allocation. In addition, a reallocation may also be advised if the portfolio management teams deem that special and unusual circumstances exist, and it is in the best interest of the shareholders. For instance, if the managers were faced with a large redemption, and one manager had more cash available at the time, an imbalanced redemption may be transacted. Following such a transaction, it is possible that a reallocation may be advised in order to rectify the allocations.

Delayed Delivery Transactions. Scudder Aggressive Growth Portfolio, Scudder Global Blue Chip Portfolio, Scudder Government & Agency Securities Portfolio, Scudder Growth Portfolio, Scudder High Income Portfolio, Scudder Fixed Income Portfolio, Scudder Strategic Income Portfolio, Scudder Technology Growth Portfolio, Scudder Total Return Portfolio, SVS Davis Venture Value Portfolio, SVS Dreman Financial Services Portfolio, SVS Eagle Focused Large Cap Growth Portfolio, SVS Index 500 Portfolio, SVS INVESCO Dynamic Growth Portfolio, SVS Janus Growth And Income Portfolio, SVS Janus Growth Opportunities Portfolio, SVS Oak Strategic Equity Portfolio and SVS Turner Mid Cap Growth Portfolio may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by the Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. When the Portfolio enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.


Depositary Receipts. Investments in securities of foreign issuers may be in the form of sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depository Receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Portfolio's investment policies, a Portfolio's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars, will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Foreign Fixed-Income Securities. Since most foreign fixed-income securities are not rated, a Portfolio will invest in foreign fixed-income securities based upon the Advisor's or Subadvisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor or Subadvisor's analysis rather than upon published ratings, achievement of a Portfolio's goals may depend more upon the abilities of the Advisor or Subadvisor than would otherwise be the case.

The value of the foreign fixed-income securities held by a Portfolio, and thus the net asset value of the Portfolio's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities,
(b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio's investments in fixed-income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio's investments in foreign fixed-income securities, and the extent to which a Portfolio hedges against its interest rate, credit and currency exchange rate risks. Many of the foreign fixed-income obligations in which a Portfolio will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed-income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio. A significant portion of the sovereign debt in which a Portfolio may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.


High Yield, High Risk Bonds. Certain Portfolios may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P or judged to be of equivalent quality as determined by the Advisor or Subadvisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.


Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio's ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor and Subadvisors not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with their own independent and ongoing review of credit quality. The achievement of a Portfolio's investment objective by investment in such securities may be more dependent on the Advisor's or Subadvisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor or Subadvisor will determine whether it is in the best interests of the Portfolio to retain or dispose of such security.


Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Scudder Fixed Income Portfolio will not invest more than 5% of its net assets in junk bonds.

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no Portfolio may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating portfolio under a loan agreement; and (2) no Portfolio may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. Borrowings through the interfund lending program are subject to each Portfolio's policies on borrowing.


Investing in Emerging Markets. A Portfolio's investments in foreign securities may be in developed countries or in countries considered by a Portfolio's Advisor or Subadvisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Portfolio's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Portfolio may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.


Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Portfolio of any restrictions on investments.

In the course of investment in emerging markets, a Portfolio will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a Portfolio will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Portfolio to suffer a loss of value in respect of the securities in a Portfolio's holdings.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Portfolio's securities in such markets may not be readily available. A Portfolio may suspend redemption of its shares for any period during which an emergency exists, to the extent consistent with guidelines of the Securities and Exchange Commission ("SEC").

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a Portfolio endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Portfolio's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A Portfolio may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Portfolio defaults, a Portfolio may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies for defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Portfolio's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a Portfolio could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a Portfolio makes its investments. A Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to a Portfolio or to entities in which a Portfolio has invested. The Advisor or Subadvisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.


Many emerging market countries have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the country's balance of payments, including export performance, and its access to international credits and investments. An emerging market country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging market countries receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of governmental issues of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of governmental issues to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging market countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates because the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investment Company Securities. Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index or a specific portion of an index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.


Investment-Grade Bonds. "Investment-grade" bonds are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor or a Subadvisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.


Investment of Uninvested Cash Balances. Each Portfolio, may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio (except Scudder Money Market Portfolio) may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management QP Trust or one or more future entities for which DeIM acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act
(collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by each Portfolio in shares of the Central Funds will be in accordance with Portfolio's investment policies and restrictions as set forth in its registration statement. Currently, Scudder Money Market Portfolio does not intend to investing in the Central Fund.

Certain of the Central Funds comply with Rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar-weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Portfolio's ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that each Portfolio's aggregate investment in the Central Funds does not exceed 25% of its total assets (except Scudder Fixed Income Portfolio cannot exceed 20% of its total assets) in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.




Lending of Portfolio Securities. Each Portfolio (with the exception of Scudder Money Market Portfolio and Scudder Dreman Small Cap Value Portfolio) may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending their investment securities, the Portfolios attempt to increase their net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a Portfolio. A Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Portfolio at any time, and (d) a Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a Portfolio's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a Portfolio may be invested in a money market fund managed by the Advisor or a Subadvisor (or one of its affiliates).

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Scudder Money Market Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Fund's Board has approved policies established by the

Portfolio's Advisor reasonably calculated to prevent the Fund's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Fund's Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Portfolio's portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Non-Diversified Portfolios. SVS Focus Value+Growth Portfolio, SVS Dreman Financial Services Portfolio, Scudder Aggressive Growth Portfolio and Scudder Technology Growth Portfolio are each classified as a "non-diversified" portfolio so that each will be able to invest more than 5% of its assets in the obligations of an issuer, subject to the diversification requirements of Subchapter M of the Code applicable to the Portfolio. This allows each Portfolio, as to 50% of its assets, to invest more than 5% of its assets, but not more than 25%, in the securities of an individual foreign government or corporate issuer. Since the Portfolio may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio.


Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (REITs). Certain Portfolios may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Portfolio's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. Each Portfolio may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Portfolio acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.


It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Portfolio, the Advisor or Subadvisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.


Reverse Repurchase Agreements. Each Portfolio (except Scudder Money Market Portfolio) may enter into "reverse repurchase agreements," which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Each Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. A Portfolio will enter into reverse repurchase agreements only when the Advisor or Subadvisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Portfolio assets and its yield.

Section 4(2) Paper. Subject to its investment objectives and policies, each Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor or Subadvisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Board of Trustees of the Fund, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the particular Portfolio on illiquid securities. The Advisor or Subadvisor monitors the liquidity of each Portfolio's investments in Section 4(2) paper on a continuing basis.

Short Sales Against-the-Box. All Portfolios (except Scudder Money Market Portfolio) may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale "against-the-box" is a short sale in which a Portfolio owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Each Portfolio does not currently intend to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral.


SPECIAL RISK FACTORS. There are risks inherent in investing in any security, including shares of each Portfolio. The Advisor and, when applicable, the Subadvisor, attempts to reduce risk through a variety of means such as fundamental research, diversification and the use of Strategic Transactions; however, there is no guarantee that such efforts will be successful and each Portfolio's returns and net asset value will fluctuate over time. There are special risks associated with each Portfolio's investments that are discussed below.

Special Risk Factors -- Foreign Securities. Scudder Aggressive Growth Portfolio, Scudder Blue Chip Portfolio, Scudder Growth Portfolio, Scudder Total Return Portfolio, Scudder Small Cap Growth Portfolio, SVS Focus Value+Growth Portfolio and Scudder INVESCO Dynamic Growth Portfolio invest mainly in US common stocks, but may invest up to 25% of total assets in foreign securities. SVS Dreman Financial Services Portfolio may invest up to 30% of total assets in foreign securities. Scudder Fixed Income Portfolio generally invests in US bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers. Scudder Technology Growth Portfolio and SVS MFS Strategic Value Portfolio invest mainly in US stocks, but may invest up to 20% of net assets in foreign securities. SVS Dreman High Return Equity Portfolio, and SVS Dreman Small Cap Value Portfolio may invest up to 20% of net assets in US Dollar-denominated American Depositary Receipts ("ADRs") and in securities of foreign companies traded principally in securities markets outside the US. See "Investment Policies and Techniques -- Options and Financial Futures Transactions -- Foreign Currency Transactions." Scudder Money Market Portfolio and Scudder Government & Agency Securities Portfolio, each within its quality standards, may also invest in securities of foreign issuers. However, such investments will be in US Dollar denominated instruments.

Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a Portfolio's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor and Subadvisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for a Portfolio's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Portfolio seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Special Risk Factors -- Small Company Risk. Scudder Small Cap Growth Portfolio and SVS Dreman Small Cap Value Portfolio intend to invest a substantial portion of their assets in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index, Russell 2000 Index and Russell 2000 Value Index, respectively. Other Portfolios may invest in small capitalization stocks to a lesser degree. Many small companies may have sales and earnings growth rates which exceed those of larger companies and such growth rates may in turn be reflected in more rapid share price appreciation over time; however, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies. Investors should therefore expect that the value of the shares of the Scudder Small Cap Growth Portfolio, SVS Dreman Small Cap Value Portfolio may be more volatile than the shares of a portfolio that invests in larger capitalization stocks.


Strategic Transactions and Derivatives (all Portfolios except Scudder Money Market Portfolio). A Portfolio may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in a portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.


In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Portfolio's assets (20% for SVS Index 500 Portfolio) will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and each Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Portfolio.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's or Subadvisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.


General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Portfolio assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC  options  are  purchased  from  or  sold to  securities  dealers,  financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the Counterparty to sell the option back to a Portfolio at a formula price within seven days. A Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor or Subadvisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Portfolio will engage in OTC option transactions only with US Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor's Ratings Services ("S&P") or P-1 from Moody's Investors Service ("Moody's") or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor or Subadvisor. The staff of the SEC currently takes the position that OTC options purchased by a Portfolio, and portfolio securities "covering" the amount of a Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio's limitation on investing no more than 15% of its net assets in illiquid securities.


If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio's income. The sale of put options can also provide income.

A Portfolio may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be "covered" (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

A Portfolio may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Portfolio will not sell put options if, as a result, more than 50% of a Portfolio's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.


The portfolios have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.




Options on Securities Indices and Other Financial Indices. A Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


Currency Transactions. A Portfolio may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor or Subadvisor.


A Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated in, exposed to or generally quoted in that currency.

A Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated in, exposed to or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Portfolio's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency hedging transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.


Combined Transactions. A Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor or Subadvisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's or Subadvisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Portfolio may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require a Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require a Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires a Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to a Portfolio's obligations or to segregate cash or liquid assets equal to the amount of a Portfolio's obligation.

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Warrants. Each Portfolio (except Scudder Money Market Portfolio) may invest in warrants up to five percent of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, a Portfolio would lose the entire purchase price of the warrant.

Zero Coupon Government Securities. Subject to its investment objective and policies, a Portfolio may invest in zero coupon US Government securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the US Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the US Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired. No Portfolio currently intends to invest more than 20% of its net assets in zero coupon US Government securities.

                             MANAGEMENT OF THE FUND

Investment Advisor


Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Fund. DeIM, with headquarters at 345 Park Avenue, New York, New York, and when applicable, the Subadvisors, make the Fund's investment decisions, buy and sell securities for the Fund and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of investment advisory services to institutional and retail clients. The Fund's investment Advisor or Subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


DeIM, together with its predecessors, is one of the most experienced investment counsel firms in the US. Scudder was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928, it introduced the first no-load mutual fund to the public. In 1953, Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm to DeIM, Zurich Scudder Investments, Inc. ("Scudder") reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

Scudder Aggressive Growth Portfolio, Scudder Blue Chip Portfolio, Scudder Large Cap Value Portfolio, Scudder Fixed Income Portfolio, Scudder Global Blue Chip Portfolio, Scudder Government & Agency Securities Portfolio, Scudder Growth Portfolio, Scudder High Income Portfolio, Scudder International Select Equity Portfolio, Scudder Small Cap Growth Portfolio, Scudder Strategic Income
Portfolio, Scudder Technology Growth Portfolio and Scudder Total Return Portfolio are each managed by a team of investment professionals who each play an important role in a Portfolio's management process. Team members work together to develop investment strategies and select securities for a Portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Portfolio investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Portfolios, as well as team members who have other ongoing management responsibilities for each Portfolio, are identified in each Portfolio's prospectus. Composition of the team may change over time, and Portfolio shareholders and investors will be notified of changes affecting individuals with primary Portfolio management responsibility.


Each Portfolio pays the Advisor an investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Portfolio                                                   Fee Rate
---------                                                   --------

Scudder Blue Chip Portfolio                                 0.650%

Scudder Large Cap Value Portfolio                           0.750%
Scudder Fixed Income Portfolio                              0.600%
Scudder Government & Agency Securities Portfolio            0.550%

Scudder Growth Portfolio                                    0.600%
Scudder High Income Portfolio                               0.600%
Scudder International Select Equity Portfolio               0.750%
Scudder Money Market Portfolio                              0.500%
Scudder Small Cap Growth Portfolio                          0.650%
Scudder Strategic Income Portfolio                          0.650%
Scudder Total Return Portfolio                              0.550%
SVS Dreman Small Cap Value Portfolio                        0.750%
SVS Focus Value+Growth Portfolio                            0.750%

Scudder Aggressive Growth Portfolio, SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio, and Scudder Technology Growth Portfolio each pay the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio                   Fee Rate
-----------------------------------------                   --------

$0-$250 million                                             0.750%
next $750 million                                           0.720%
next $1.5 billion                                           0.700%
next $2.5 billion                                           0.680%
next $2.5 billion                                           0.650%
next $2.5 billion                                           0.640%
next $2.5 billion                                           0.630%
Over $12.5 billion                                          0.620%

Scudder Global Blue Chip Portfolio pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio                   Fee Rate
-----------------------------------------                   --------

$0-$250 million                                             1.000%
next $500 million                                           0.950%
next $750 million                                           0.900%
next $1.5 billion                                           0.850%
Over $3 billion                                             0.800%


SVS Index 500 Portfolio pays the Advisor a graduated investment fee based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:


Average Daily Net Assets of the Portfolio                   Fee Rate
-----------------------------------------                   --------

$0-$250 million                                             0.370%
next $250 million                                           0.330%
next $500 million                                           0.310%
next $1.5 billion                                           0.295%
Over $2.5 billion                                           0.270%

SVS INVESCO Dynamic Growth Portfolio and SVS Turner Mid Cap Growth Portfolio each pay the Advisor a graduated investment management fee based on the average daily net assets of a Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio                   Fee Rate
-----------------------------------------                   --------

$0-$250 million                                             1.000%
next $250 million                                           0.975%
next $500 million                                           0.950%
next $1.5 billion                                           0.925%
Over $2.5 billion                                           0.900%

SVS Eagle Focused Large Cap Growth Portfolio, SVS Janus Growth And Income Portfolio, SVS Janus Growth Opportunities Portfolio, SVS Oak Strategic Equity Portfolio and SVS Davis Venture Value Portfolio each pay the Advisor a graduated investment management fee based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio                   Fee Rate
-----------------------------------------                   --------

$0-$250 million                                             0.950%
next $250 million                                           0.925%
next $500 million                                           0.900%
next $1.5 billion                                           0.875%
Over $2.5 billion                                           0.850%

SVS MFS Strategic Value Portfolio pays the Advisor a graduated investment management fee based on the average daily net assets of Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio                   Fee Rate
-----------------------------------------                   --------

$0-$250 million                                             0.950%
$250-$500 million                                           0.925%
$500 million-$1 billion                                     0.900%
$1 billion-$1.5 billion                                     0.825%
$1.5 billion-$2.5 billion                                   0.800%
Over $2.5 billion                                           0.775%




The investment management fees paid by each Portfolio for its last three fiscal years are shown in the table below:

Portfolio                                         Fiscal 2003         Fiscal 2002           Fiscal 2001
---------                                         -----------         -----------           -----------

Scudder Aggressive Growth Portfolio              $379,697(4)             $410,143                $483,759
Scudder Blue Chip Portfolio                       $1,406,973           $1,373,856              $1,442,334
Scudder Large Cap Value Portfolio                 $1,728,833           $1,869,062              $1,710,166
Scudder Fixed Income Portfolio                    $1,453,086           $1,056,716                $619,125
Scudder Global Blue Chip Portfolio               $476,692(6)             $454,436                $360,873
Scudder Government & Agency Securities            $2,701,849           $2,330,550              $1,288,534
Portfolio
Scudder Growth Portfolio                          $1,735,405           $1,930,712              $2,797,103
Scudder High Income Portfolio                     $2,301,804           $1,907,361              $1,817,767
Scudder International Select Equity Portfolio       $962,216             $835,181              $1,082,916
Scudder Money Market Portfolio                    $2,504,325           $2,991,068              $2,318,839
Scudder Small Cap Growth Portfolio                $1,195,267           $1,216,116              $1,542,283



                                       29

Portfolio                                         Fiscal 2003         Fiscal 2002           Fiscal 2001
---------                                         -----------         -----------           -----------

Scudder Strategic Income Portfolio                   $435,782             $256,045              $94,858
Scudder Technology Growth Portfolio                $1,620,836           $2,050,402           $2,370,718
Scudder Total Return Portfolio                     $3,591,741           $4,163,477           $4,673,078
SVS Davis Venture Value Portfolio(1)               $1,812,833           $1,419,371             $262,447
SVS Dreman Financial Services Portfolio              $977,258             $964,831             $650,194
SVS Dreman High Return Equity Portfolio            $4,278,201           $3,846,139           $2,030,660
SVS Dreman Small Cap Value Portfolio               $2,170,456           $1,932,765             $908,121
SVS Eagle Focused Large Cap Growth Portfolio         $732,724           $629,622               $351,121
SVS Focus Value+Growth Portfolio                  $800,121(3)             $905,500           $1,057,299
SVS Index 500 Portfolio(8)                         $1,002,180             $933,197             $615,130
SVS INVESCO Dynamic Growth Portfolio(1)           $304,792(5)             $253,612              $65,026
SVS Janus Growth And Income Portfolio              $1,721,907           $1,734,797           $1,222,426
SVS Janus Growth Opportunities Portfolio           $1,194,758           $1,319,879           $1,394,470
SVS MFS Strategic Value Portfolio(2)               $97,981(7)              $24,692                  n/a
SVS Oak Strategic Equity Portfolio(1)                $568,504             $411,997             $112,052
SVS Turner Mid Cap Growth Portfolio(1)               $861,498             $614,364             $112,802


(1)      Commenced operations on May 1, 2001.


(2)      Commenced operations on May 1, 2002.

(3) For the year ended December 31, 2003 the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS Focus Value+Growth Portfolio to the extent necessary to maintain the annualized expenses of Class A at 0.84% and Class B at 1.09%. Effective May 1, 2003 the Advisor increased the expense limitation for Class B to 1.24%.
         Accordingly, for the year ended December 31, 2003 the Advisor waived $6,300 of management fee and the fees pursuant to the Management Agreement was equivalent to an annual effective rate of 0.74% of the Portfolio's average daily net assets.

(4) For the year ended December 31, 2003 the Advisor agreed to limit its fees and reimburse expenses of each class of the Scudder Aggressive Growth Portfolio to the extent necessary to maintain the annualized expenses of Class A at 0.95% and Class B at 1.20%. Effective May 1, 2003 the Advisor increased the expense limitation for Class B to 1.35%. For the year ended December 31, 2003 the Advisor waived $15,030 of management fees.

(5) For the year ended December 31, 2003 the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS INVESCO Dynamic Growth Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.30% and Class B at 1.55%. Effective May 1, 2003 the Advisor increased the expense limitation for Class B to 1.70%. For the year ended December 31, 2003 the Advisor waived $48,767 of management fees.

(6) The Advisor agreed to limit its management fee to 0.85% for the Scudder Global Blue Chip Portfolio through April 30, 2003. Accordingly, for the year ended December 31, 2003 the Advisor waived $142,979 of management fee and the fees pursuant to the Management Agreement were equivalent to an annual effective rate of 0.70% for the Portfolio's average daily net assets.

(7) For the year ended December 31, 2003 the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS MFS Strategic Value Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.15% and Class B at 1.40%. Effective May 1, 2003 the Advisor increased the expense limitation for Class B to 1.55%. Accordingly, for the year ended December 31, 2003 the Advisor waived $80,609 of management fee and the fees pursuant to the Management Agreement were equivalent to an annual effective rate of 0.17% of the Portfolio's average daily net assets.

(8) Effective April 5, 2002, the sub-advisor agreement between the SVS Index 500 Portfolio and Deutsche Asset Management, Inc. was terminated and the investment management fee was lowered. Prior to April 5, 2002, the Portfolio paid the Advisor an investment management fee of 0.440% of the first $200 million of the Portfolio's average daily net assets, 0.400% of the next $550 million of the Portfolio's average daily net assets, 0.380% of the next $1.25 billion of the Portfolio's average daily net assets, 0.365% of the next $3 billion of the Portfolio's average daily net assets and 0.335% of such assets in excess of $5 billion.


Subadvisor to SVS Index 500 Portfolio


Effective April 25, 2003, Northern Trust Investments, N.A. ("NTI"), 50 South LaSalle Street, Chicago, Illinois is the subadvisor for SVS Index 500 Portfolio. NTI has managed accounts, including registered investment companies, designed to mirror the performance of the same index as the Portfolio seeks to replicate. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of December 31, 2003, NTI had approximately $243.6 billion in assets under management.

DeIM pays a fee to NTI for serving as subadvisor to SVS Index 500 Portfolio as shown below:


Average Daily Net Assets                                       Annualized Rate
------------------------                                       ---------------

On the first $2 billion                                            0.015%
On the next $2 billion                                             0.010%
Over $4 billion                                                    0.005%


Subadvisor to Scudder International Select Equity Portfolio and Scudder Strategic Income Portfolio. Effective May 1, 2002 for Scudder International Select Equity Portfolio and September 2, 2002 for Scudder Strategic Income Portfolio, Deutsche Asset Management Investment Services Limited ("DeAMIS"), One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for Scudder International Select Equity Portfolio and Scudder Strategic Income Portfolio. DeAMIS serves as subadvisor pursuant to the terms of a sub-advisory agreement between it and the Advisor. Under the terms of each sub-advisory agreement, DeAMIS manages the investment and reinvestment of the Portfolio's portfolios and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request. DeAMIS will manage the portion of each Portfolio's assets invested in emerging market debt securities.

The Advisor pays DeAMIS for its services for Scudder International Select Equity Portfolio a sub-advisory fee, payable monthly, at the annual rate of 0.375% of the Portfolio's average daily net assets. For the period May 1, 2002 through December 31, 2002 and for the fiscal year 2003, the subadvisory fees paid by DeIM to DeAMIS aggregated $131,056 and $_______ respectively, for Scudder International Select Equity Portfolio.

The Advisor pays DeAMIS for its services for Scudder Strategic Income Portfolio a sub-advisory fee, payable monthly, at the annual rate of 0.425% of the Portfolio's average daily net assets.

For the period September 2, 2002 through December 31, 2002 and for the fiscal year 2003, the subadvisory fees paid by DeIM to DeAMIS aggregated $24,894 and $_______ respectively, for Scudder Strategic Income Portfolio (for the emerging markets portion only).


The sub-advisory agreements provide that DeAMIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the sub-advisory agreement.


The sub-advisory agreements had an initial term ending September 30, 2002 and continue in effect year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Portfolio who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Portfolio ("Independent Trustees" or "Non-interested Trustees"), and (b) by a majority of the shareholders or the Board of Trustees of the Portfolio. The sub-advisory agreement may be terminated at any time upon 60 days' notice by the Advisor or the Subadvisor or by the Board of Trustees of the Portfolio or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

Subadvisor to SVS Dreman Financial Services Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Small Cap Value Portfolio. Dreman Value Management, L.L.C. ("DVM"), 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to SVS Dreman High Return Equity Portfolio, SVS Dreman Financial Services Portfolio and SVS Dreman Small Cap Value Portfolio. DVM is controlled by David N. Dreman. DVM serves as subadvisor pursuant to the terms of a subadvisory agreement between it and the Advisor for each Portfolio. DVM was formed in April 1997 and has served as subadvisor for SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio since their inception and for SVS Dreman Small Cap Value Portfolio since January 18, 2002.


Under the terms of each subadvisory agreement, DVM manages the investment and reinvestment of each Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

Each subadvisory agreement provides that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the subadvisory agreement.


Each subadvisory agreement with DVM had an initial term ending May 1, 2003 (June 30, 2007 for SVS Dreman Small Cap Value Portfolio) and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. Each subadvisory agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement. DVM may terminate the subadvisory agreement upon 90 days' notice to the Advisor.

Pursuant to separate subadvisory agreements dated April 8, 2002 and April 5, 2002, DVM receives a subadvisory fee of 1/12 of an annualized rate of 0.3375% of 1% of the average daily net assets for SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio, respectively. Effective January 18, 2002, DVM also receives a subadvisory fee of 1/12 of an annualized rate of 0.375% of 1% of the average daily net assets for SVS Dreman Small Cap Value Portfolio. Fees paid to DVM for the last three fiscal years were as follows:


                                            2003        2002           2001
                                            ----        ----           ----

SVS Dreman Financial Services Portfolio              $433,523        $208,089
SVS Dreman High Return Equity Portfolio            $1,755,676        $639,408
SVS Dreman Small Cap Value Portfolio                 $878,478             N/a


Subadvisor to SVS Eagle Focused Large Cap Growth Portfolio. Eagle Asset Management ("EAM"), 880 Carillon Parkway, St. Petersburg, Florida, 33716, is the subadvisor for SVS Eagle Focused Large Cap Growth Portfolio. EAM manages approximately $8.15 billion in assets for institutional, high net worth individuals and subadvisory clients as of December 31, 2003.


Under the terms of the subadvisory agreement, EAM manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.


The subadvisory agreement provides that EAM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of EAM in the performance of its duties or from reckless disregard by EAM of its obligations and duties under the subadvisory agreement.


The subadvisory agreement with EAM had an initial term ending September 30, 2002 and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' notice by EAM, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays EAM for its services a subadvisory fee, payable monthly, at the annual rates shown below:

        Average Daily Net Assets of the Portfolio    Annual Subadvisory Fee Rate
        -----------------------------------------    ---------------------------

$0-$50 million                                                 0.45%
Next $250 million                                              0.40%
Amounts over $300 million                                      0.30%


The subadvisory fees paid by DeIM to EAM for SVS Eagle Focused Large Cap Portfolio for the past three fiscal years is as follows:

                                             2003          2002            2001
                                             ----          ----            ----
SVS Eagle Focused Large Cap Portfolio                  $290,131        $166,516

Subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio. Janus Capital Management LLC ("JCM") (formerly, Janus Capital Corporation) 151 Detroit Street, Denver, Colorado 80206-4928, is the subadvisor to SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio. JCM began serving as investment advisor to Janus Fund in 1970 and currently serves as investment advisor to all of the Janus Funds, acts as subadvisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. JCM has served as subadvisor to the Portfolios since their inception on October 29, 1999.


Under the terms of each subadvisory agreement, JCM manages the investment and reinvestment of each Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

Each subadvisory agreement provides that JCM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JCM in the performance of its duties or from reckless disregard by JCM of its obligations and duties under the subadvisory agreement.

Each subadvisory agreement with JCM had an initial term ending September 30, 2002 and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' notice by JCM, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays JCM for its services a subadvisory fee, payable monthly, at the annual rates shown below:

     Average Daily Net Assets of the Portfolios      Annual Subadvisory Fee Rate
     ------------------------------------------      ---------------------------

$0-$100 million                                                     0.55%
$100 million-$500 million                                           0.50%
On the balance over $500 million                                    0.45%


The subadvisory fees paid by DeIM to JCM for SVS Janus Growth And Income Portfolio and SVS Janus Growth Opportunities Portfolio for the past three fiscal years is as follows:
                                            2003          2002            2001
                                            ----          ----            ----
SVS Janus Growth And Income Portfolio                 $941,234        $430,226
SVS Janus Growth Opportunities Portfolio              $724,231        $760,392


Subadvisor to SVS INVESCO Dynamic Growth Portfolio. INVESCO Funds Group, Inc. ("IFG"), 4350 South Monaco Street, Denver, Colorado 80237, is the subadvisor to SVS INVESCO Dynamic Growth Portfolio. IFG has served as subadvisor to the Portfolio since its inception on May 1, 2001.

Under the terms of the subadvisory agreement, IFG manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that IFG will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of IFG in the performance of its duties or from reckless disregard by IFG of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with IFG had an initial term ending September 30, 2002 and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' notice by IFG, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays IFG for its services a subadvisory fee, payable monthly, at the annual rates shown below:

      Average Daily Net Assets of the Portfolio      Annual Subadvisory Fee Rate
      -----------------------------------------      ---------------------------

$0-$100 million                                                  0.550%
Next $400 million                                                0.525%
Next $500 million                                                0.500%
On amounts over $1 billion                                       0.470%


The subadvisory fees paid by DeIM to IFG for SVS INVESCO Dynamic Growth Portfolio for the period May 1, 2001 (inception) through December 31, 2001 and for the prior two fiscal years is as follows:

                                               2003           2002          2001
                                               ----           ----          ----
SVS INVESCO Dynamic Growth Portfolio                      $139,907       $36,021


Subadvisor to SVS Turner Mid Cap Growth Portfolio. Turner Investment Partners, Inc. ("TIP"), 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312, is the subadvisor to SVS Turner Mid Cap Growth Portfolio. TIP has served as subadvisor to the Portfolio since its inception on May 1, 2001.

Under the terms of the subadvisory agreement, TIP manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that TIP will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of TIP in the performance of its duties or from reckless disregard by TIP of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with TIP had an initial term ending September 30, 2002 and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' notice by TIP, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays TIP for its services a subadvisory fee, payable monthly, at the annual rates shown below:

       Average Daily Net Assets of the Portfolio     Annual Subadvisory Fee Rate
       -----------------------------------------     ---------------------------

$0-$50 million                                                     0.550%
Next $250 million                                                  0.525%
On amounts over $250 million                                       0.500%


The subadvisory fees paid by DeIM to TIP for SVS Turner Mid Cap Growth Portfolio for the period May 1, 2001 (inception) through December 31, 2001 and for the past two fiscal years is as follows:

                                              2003           2002          2001
                                              ----           ----          ----

SVS Turner Mid Cap Growth Portfolio                       $335,230       $62,657



Subadvisor to SVS Oak Strategic Equity Portfolio. Oak Associates, Ltd., ("OAL"), 3875 Embassy Parkway, Suite 250, Akron, OH 44333, is the subadvisor to SVS Oak Strategic Equity Portfolio. OAL has served as subadvisor to the Portfolio since its inception on May 1, 2001.

Under the terms of the subadvisory agreement, OAL manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that OAL will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of OAL in the performance of its duties or from reckless disregard by OAL of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with OAL had an initial term ending September 30, 2002 and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' notice by OAL, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays OAL for its services a subadvisory fee, payable monthly, at the annual rates shown below:

      Average Daily Net Assets of the Portfolio      Annual Subadvisory Fee Rate
      -----------------------------------------      ---------------------------

On all assets                                                   0.300%


The subadvisory fees paid by DeIM to OAL for SVS Oak Strategic Equity Portfolio for the period May 1, 2001 (inception) through December 31, 2001 and for the past two fiscal years is as follows:

                                           2003             2002           2001
                                           ----             ----           ----
SVS Oak Strategic Equity Portfolio                      $130,081        $35,692

Subadvisor to SVS Davis Venture Value Portfolio. Davis Selected Advisors, L.P. ("DSA"), 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706, is the subadvisor to SVS Davis Venture Value Portfolio. DSA has served as subadvisor to the Portfolio since its inception.

Under the terms of the subadvisory agreement, DSA manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that DSA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DSA in the performance of its duties or from reckless disregard by DSA of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with DSA had an initial term ending September 30, 2002 and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' notice by DSA, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays DSA for its services a subadvisory fee, payable monthly, at the annual rates shown below:

       Average Daily Net Assets of the Portfolio     Annual Subadvisory Fee Rate
       -----------------------------------------     ---------------------------

$0-$100 million                                                  0.50%
Next $400 million                                                0.45%
On amounts over $500 million                                     0.40%


The subadvisory fees paid by DeIM to DSA for SVS Davis Venture Value Portfolio for the period May 1, 2001 (inception) through December 31, 2001 and past two fiscal years is as follows:

                                           2003         2002         2001
                                           ----         ----         ----
SVS Davis Venture Value Portfolio                     $722,987     $139,441


Subadvisor to SVS MFS Strategic Value Portfolio. Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the subadvisor to SVS MFS Strategic Value Portfolio. MFS has served as the subadvisor to the Portfolio since its inception.

Under the terms of the subadvisory agreement, MFS manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that MFS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of MFS in the performance of its duties or from reckless disregard by MFS of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with MFS had an initial term ending September 30, 2002, and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days' notice by MFS, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The Advisor pays MFS for its services a subadvisory fee, payable monthly, at the annual rates shown below:

      Average Daily Net Assets of the Portfolio      Annual Subadvisory Fee Rate
      -----------------------------------------      ---------------------------

On the first $100 million                                        0.475%
On the next $150 million                                         0.425%
On the next $250 million                                         0.375%
On the next $500 million                                         0.350%
On the next $500 million                                         0.275%
Over $1.5 billion                                                0.250%


The subadvisory fee paid by DeIM to MFS for SVS MFS Strategic Value Portfolio for the past two fiscal years is as follows:

                                                 2003                  2002
                                                 ----                  ----
SVS MFS Strategic Value Portfolio                                   $12,335

Subadvisors to SVS Focus Value+Growth Portfolio. Jennison Associates LLC ("Jennison"), a wholly-owned subsidiary of The Prudential Insurance Company of America, located at 466 Lexington Avenue, New York, 10017, is the subadvisor to the growth portion of SVS Focus Value+Growth Portfolio. Jennison Associates was founded in 1969 and has served as an investment advisor to registered investment companies since 1990. As of December 31, 2003, Jennison Associates managed approximately $59 billion on behalf of its clients.

DeIM pays Jennison Associates for acting as subadvisor to the "growth" portion of SVS Focus Value+Growth Portfolio at an annual rate based on the portion of the average combined daily net assets of the Portfolio and Scudder Focus Value+Growth Fund (another fund advised by DeIM) subadvised by Jennison Associates as shown below:

       Average Daily Net Assets of the Portfolios    Annual Subadvisory Fee Rate
       ------------------------------------------    ---------------------------

On the first $100 million                                       0.450%
On the next $400 million                                        0.400%
On the next $500 million                                        0.350%
On the next $1 billion                                          0.300%
Over $2 billion                                                 0.250%


Effective April 5, 2002, Dreman Value Management, L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor for the value portion of SVS Focus Value+Growth Portfolio. Founded in 1977, Dreman Value Management L.L.C. currently manages over $7 billion in assets.


DeIM pays Dreman Value Management for acting as the subadvisor to the value portion of the portfolio at an annual rate applied to the portion of the portfolio's average daily net assets subadvised by Dreman Value Management as shown below:

      Average Daily Net Assets of the Portfolio      Annual Subadvisory Fee Rate
      -----------------------------------------      ---------------------------

On the first $250 million                                       0.4000%
On the next $250 million                                        0.3500%
On the next $500 million                                        0.3375%
Over $1 billion                                                 0.3150%


The subadvisory agreement for the Portfolio remains in effect until June 30, 2007, unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the subadvisory agreement shall continue in effect through June 30, 2007 and year to year thereafter, but only as long as such continuance is specifically approved at least annually by (a) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Portfolio, and (b) a majority of the shareholders or the Board of the Fund. The subadvisory agreement may be terminated at any time upon 60 days notice by the Advisor or by the Board of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement with the Advisor. DVM may terminate the subadvisory agreement upon 90 days notice to the Advisor.

The subadvisory fee paid by DeIM to Jennison for the "growth" portion of the SVS Focus Value+Growth Portfolio for the past two fiscal years is as follows:

                                                  2003                  2002
                                                  ----                  ----
SVS Focus Value+Growth Portfolio                                      $273,389

The subadvisory fee paid by DeIM to DVM for the "value" portion of the SVS Focus Value+Growth Portfolio for the period April 5, 2002 through December 31, 2002 and for the fiscal year ended 2003 were as follows:

                                                 2003                  2002
                                                 ----                  ----

SVS Focus Value+Growth Portfolio                                     $183,280

Pursuant to a sub-administration and sub-accounting agreement among the Advisor, SFAC and State Street Bank and Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB under the fund's investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the fund.

Board Considerations in Connection with Annual Renewal of Investment Management Agreements

The Board of Trustees approved the renewal of each Portfolio's advisory contract with DeIM on September 26, 2003. As part of the annual contract review process, commencing in July, 2003, the Board, as a whole, the Independent Trustees, separately, and each Portfolio's Oversight Committee met on several occasions to consider the renewal of each Portfolio's investment management agreement. The Oversight Committee initially analyzed and reviewed extensive materials, received responses from the Advisor and received advice from counsel. The Committee presented their findings and recommendations to the Independent
Trustees as a group. The Independent Trustees then reviewed the Committee's findings and recommendations and presented their recommendations to the full Board. At a meeting on September 26, 2003, the Board concluded that the terms of the investment management agreements for each Portfolio are fair and reasonable and the continuance of each agreement is in the best interest of each Portfolio.

In connection with their meetings, the Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor and subadvisors; (ii) the management fees, expense ratios and asset sizes of the Portfolios relative to peer groups; (iii) the level of the Advisor's profits with respect to the management of the Portfolios, including the methodology used to allocate costs among funds advised by the Advisor; (iv) the short-term and long-term performance of the Portfolios relative to appropriate peer groups and one or a combination of market indices; (v) fall-out benefits to the Advisor from its relationship to the Portfolios, including revenues derived from services provided to the Portfolios by affiliates of the Advisor; and (vi) the potential benefits to the Advisor, subadvisors, the Portfolios and its shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

Investment Performance. The Independent Trustees and Board reviewed each Portfolio's investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index or combination of indices. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance of certain funds advised by the Advisor and steps taken by the Advisor to improve such underperformance. In particular, the Board requested the Advisor to identify Scudder funds whose performance ranks in the lowest quartile of their peer group ("Focus Funds") and to provide more frequent reports of steps to monitor and improve performance of the Focus Funds.

Fees  and  Expenses.   The  Independent   Trustees  and  Board  considered  each
Portfolio's management fee rates, subadvisory fee rates, expense ratios and asset sizes relative to an appropriate peer group of funds.

Profitability. The Independent Trustees and Board considered the level of the Advisor's profits with respect to the management of the Portfolios, including a review of the Advisor's methodology in allocating its costs to the management of the Portfolios. The Board considered the profits realized by the Advisor in connection with the operation of the Portfolio and whether the amount of profit is a fair entrepreneurial profit for the management of the Portfolios. The Board also considered the Advisor's profit margins in comparison with available industry data.

Economies of Scale. The Independent Trustees and Board considered whether there have been economies of scale with respect to the management of the Portfolios and whether the Portfolios have appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Portfolios.

Advisor Personnel and Methods. The Independent Trustees and Board considered the size, education and experience of the Advisor's staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Independent Trustees and Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies and subadvisors.

Other Benefits to the Advisor. The Independent Trustees and Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates, including the receipt of research through the use of soft dollars.

Board Considerations in Connection with Annual Renewal of Subadvisory Agreements


As part of the annual contract review process, commencing in July, 2003, the Board, as a whole, the Independent Trustees, separately, and the Portfolio's Oversight Committees met to consider the renewal of each applicable Portfolio's subadvisory agreement. In determining whether to approve each subadvisory agreement, the Board considered similar factors to those it considered in approving the investment management agreements, to the extent applicable. The Independent Trustees and the Board considered various factors and reviewed various materials furnished by the Advisor and the Subadvisors, including (i) the investment performance of the Portfolios relative to broad-based indices and to comparably managed mutual funds, (ii) the investment approach of the Subadvisors, and (iii) the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the Portfolios. The Independent Trustees and Board also considered the following factors: the favorable history, reputation, qualifications and background of the Subadvisors, as well as the qualifications of their personnel; the nature and quality of services provided by the Subadvisors to the Portfolios; and a Subadvisor's relationship with the Advisor and, as applicable, experience with other funds managed by the Advisor. The Board also considered that the Advisor is responsible for any payment of fees to the Subadvisors.


Portfolio Transactions

The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.


The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Portfolio is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker-dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Portfolio to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Portfolio's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker-dealers who supply research services to the Advisor or a Portfolio. The term "research services", may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Portfolio to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed income transactions, with certain broker-dealers pursuant to which a broker-dealer will provide research services to the Advisor in exchange for the direction by the Advisor of brokerage transactions to the broker-dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker-dealers may be useful to a Portfolio and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Portfolio and not all such information is used by the Advisor in connection with a Portfolio. Conversely, such information provided to the Advisor by broker-dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Portfolio.

It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Scudder Funds to their customers. However, the Advisor does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Scudder Funds.





Dreman Value Management, L.L.C.

Under the subadvisory agreements between the Advisor and Dreman Value Management, L.L.C. ("DVM"), DVM places all orders for purchases and sales of the SVS Dreman High Return Equity Portfolio, SVS Dreman Financial Services Portfolio, SVS Dreman Small Cap Value Portfolio and the "value" portion of SVS Focus Value+Growth Portfolio. At times, investment decisions may be made to purchase or sell the same investment securities of a Portfolio and for one or more of the other clients managed by DVM. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each. Position limits imposed by national securities exchanges may restrict the number of options the Portfolio will be able to write on a particular security.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or future contracts available to the Portfolios. On the other hand, the ability of the Portfolios to participate in volume transactions may produce better executions for the Portfolios in some cases.

DVM, in effecting purchases and sales of portfolio securities for the account of the Portfolios, will implement each Portfolio's policy of seeking best execution of orders. DVM may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Portfolios and DVM. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of DVM. In selecting among firms believed to meet the criteria for handling a particular transaction, DVM may give consideration to those firms that provide market, statistical and other research information to the Portfolios and DVM, although DVM is not authorized to pay higher commissions to firms that provide such services, except as described below.

DVM may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in
Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by DVM in cash. Subject to Section 28(e) the Portfolio could pay a firm that provides research services commissions for effecting a securities transaction for the Portfolio in excess of the amount other firms would have charged for the transaction if DVM determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or DVM's overall responsibilities to the Portfolio and other clients. Not all of such research services may be useful or of value in advising the Portfolio. Research benefits will be available for all clients of DVM. The subadvisory fee paid by DeIM to DVM is not reduced because these research services are received.

Eagle Asset Management, Janus Capital Management LLC, Davis Selected Advisors, L.P., Oak Associates, Ltd., Turner Investment Partners, Inc., INVESCO Funds Group, Inc., Jennison Associates LLC and Massachusetts Financial Services Company.


Under the subadvisory agreements between the Advisor and each Subadvisor, each Subadvisor places all orders for the purchase securities for each portfolio (or portion of each portfolio, as applicable) it manages. At times investment decisions may be made to purchase or sell the same investment securities of a Portfolio and for one or more of the other clients managed by each Subadvisor. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each. Position limits imposed by national securities exchanges may restrict the number of options a Portfolio will be able to write on a particular security.


The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or future contracts available to a Portfolio. On the other hand, the ability of a Portfolio to participate in volume transactions may produce better executions for a Portfolio in some cases.


Each Subadvisor in effecting purchases and sales of portfolio securities for the account of the Portfolios, will implement the Portfolios' policy of seeking best execution of orders. Each Subadvisor may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Portfolios, and each Subadvisor. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of each Subadvisor. In selecting among firms believed to meet the criteria for handling a particular transaction, each subadvisor may each give consideration to those firms as well as to those firms that provide market, statistical and other research information to the Portfolio, and each Subadvisor, although each are not authorized to pay higher commissions to firms that provide such services, except as described below.

Each Subadvisor may each in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and
research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by each subadvisor in cash. Subject to Section 28(e) the Portfolios could pay a firm that provides research services commissions for effecting a securities transaction for the Portfolio in excess of the amount other firms would have charged for the transaction if each subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or each Subadvisor's overall responsibilities to the Portfolios and other clients. Not all of such research services may be useful or of value in advising the Portfolios. Research benefits will be available for all clients of each subadvisor. The subadvisory fees paid by each subadvisor are not reduced because these research services are received.


The table below shows total brokerage commissions paid by each Portfolio for the last three fiscal years, as applicable.

Portfolio                                               Fiscal 2003        Fiscal 2002        Fiscal 2001
---------                                               -----------        -----------        -----------


Scudder Aggressive Growth Portfolio                         $129,184          $143,254            $34,253
Scudder Blue Chip Portfolio                                                    671,982            536,231
Scudder Large Cap Value Portfolio                           $362,438           577,420            412,534
Scudder Fixed Income Portfolio                                    $0                 0                  0
Scudder Global Blue Chip Portfolio                           $97,252            61,899             49,691
Scudder Government & Agency Securities Portfolio                                 6,312                480
Scudder Growth Portfolio                                    $157,577           348,962            570,848

                                       43

Portfolio                                               Fiscal 2003        Fiscal 2002        Fiscal 2001
---------                                               -----------        -----------        -----------

Scudder High Income Portfolio                                                    8,707               6335
Scudder International Select Equity Portfolio               $461,119           379,066            400,055
Scudder Money Market Portfolio                                    $0                 0                  0
Scudder Small Cap Growth Portfolio                          $982,755           538,528            521,070
Scudder Strategic Income Portfolio                                                   0              4,639
Scudder Technology Growth Portfolio                         $591,677           632,705            385,288
Scudder Total Return Portfolio                              $139,867           714,788          1,195,032
SVS Davis Venture Value Portfolio(1)                         $52,683           159,049            130,730
SVS Dreman Financial Services Portfolio                      $39,552            74,474             93,656
SVS Dreman High Return Equity Portfolio                     $339,487           655,721            439,785
SVS Dreman Small Cap Value Portfolio                      $1,129,408         1,043,580             60,059
SVS Eagle Focused Large Cap Growth Portfolio                $315,586           326,787            125,852
SVS Focus Value+Growth Portfolio                            $239,533           360,012            237,105
SVS Index 500 Portfolio                                      $66,204            76,616            112,220
SVS INVESCO Dynamic Growth Portfolio(1)                     $113,346            72,549             16,404
SVS Janus Growth And Income Portfolio                       $176,783           233,462            196,087
SVS Janus Growth Opportunities Portfolio                    $161,639           224,896            263,615
SVS MFS Strategic Value Portfolio(2)                         $28,139            14,160                n/a
SVS Oak Strategic Equity Portfolio(1)                        $48,753            82,715             24,844
SVS Turner Mid Cap Growth Portfolio(1)                    $1,123,591           494,623             68,806

(1) Commenced operations on May 1, 2001.

(2) Commenced operations on May 1, 2002.


For the fiscal year ended December 31, 2003:

                                                     Percentage of       Percentage of
                                                      Commissions        Transactions          Dollar Amount of
                                                        Paid to            Involving          Commissions Paid to
                                                      Affiliated      Commissions Paid to    Brokers for Research
Portfolio                                               Brokers       Affiliated Brokers           Services
---------                                               -------       ------------------           --------


Scudder Aggressive Growth Portfolio                      0%                  0%                          $10,816
Scudder Blue Chip Portfolio                              0                   0
Scudder Large Cap Value Portfolio                        0                   0                           $64,124
Scudder Fixed Income Portfolio                           0                   0                                $0
Scudder Global Blue Chip Portfolio                       0                   0                           $13,714
Scudder Government & Agency Securities Portfolio         0                   0
Scudder Growth Portfolio                                 0                   0                           $21,723
Scudder High Income Portfolio                            0                   0
Scudder International Select Equity Portfolio            0                   0                           $60,751
Scudder Money Market Portfolio                           0                   0                                $0
Scudder Small Cap Growth Portfolio                       0                   0                           $81,979
Scudder Strategic Income Portfolio                       0                   0
Scudder Technology Growth Portfolio                      0                   0                           $39,054
Scudder Total Return Portfolio                           0                   0                           $20,308
SVS Davis Venture Value Portfolio                        0                   0                            $4,941
SVS Dreman Financial Services Portfolio                  0                   0                              $600



                                       44

                                                     Percentage of       Percentage of
                                                      Commissions        Transactions          Dollar Amount of
                                                        Paid to            Involving          Commissions Paid to
                                                      Affiliated      Commissions Paid to    Brokers for Research
Portfolio                                               Brokers       Affiliated Brokers           Services
---------                                               -------       ------------------           --------

SVS Dreman High Return Equity Portfolio                  0                   0                            $9,754
SVS Dreman Small Cap Value Portfolio                     0                   0                            $2,915
SVS Eagle Focused Large Cap Growth Portfolio             0                   0                            $5,333
SVS Focus Value+Growth Portfolio                         0                   0                           $28,844
SVS Index 500 Portfolio                                  0                   0                                $0
SVS INVESCO Dynamic Growth Portfolio                     0                   0                            $6,260
SVS Janus Growth And Income Portfolio                    0                   0                           $21,584
SVS Janus Growth Opportunities Portfolio                 0                   0                           $10,437
SVS MFS Strategic Value Portfolio                        0                   0                                $0
SVS Oak Strategic Equity Portfolio                       0                   0                           $14,489
SVS Turner Mid Cap Growth Portfolio                      0                   0                           $47,529

Code of Ethics. The Fund, the Advisor and Subadvisors, and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Fund and employees of the Advisor or Subadvisors, and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, imposes holding periods (generally 30 days) on most transactions and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


Distributor


Scudder Distributors, Inc. ("SDI" or the "Distributor"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly-owned subsidiary of DeIM, is the distributor and principal underwriter for shares of each Portfolio pursuant to an Underwriting Agreement in the continuous offering of its shares. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreements, except that termination other than upon assignment requires sixty days' notice.

Each Portfolio has adopted a distribution plan under Rule 12b-1 (the "Plan") that provides for fees payable as an expense of the Class B shares. Under the plan, the Fund may make quarterly payments as reimbursement to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of .25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because 12b-1 fees are paid out of Portfolio assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund's Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or a Portfolio ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan and Underwriting Agreement also provide that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

For the period July 1, 2002 (commencement of sales of Class B shares) through December 31, 2002 and for the fiscal year 2003, the distribution fees paid were as follows:
                                                            Total

                                                          Aggregated                          Total
                                                           Fee for                       Aggregated Fee
Portfolio                                                Fiscal 2003      Fees Waived    for Fiscal 2002    Fees Waived
---------                                                -----------      -----------        -----------    -----------

Scudder Aggressive Growth Portfolio                       $3,462                -              $18                    -
Scudder Blue Chip Portfolio                              $17,238                -              $65                    -
Scudder Large Cap Value Portfolio                        $15,999                -             $100                    -
Scudder Fixed Income Portfolio                           $63,474                -             $369                    -
Scudder Global Blue Chip Portfolio                        $6,508                -              $47                    -
Scudder Government & Agency Securities Portfolio         $86,751                -             $618                    -
Scudder Growth Portfolio                                  $7,373                -              $28                    -
Scudder High Income Portfolio                            $42,154                -             $205                    -
Scudder International Select Equity Portfolio            $19,174                -              $90                    -
Scudder Money Market Portfolio(1)                        $91,574           $3,564             $729                 $438
Scudder Small Cap Growth Portfolio                       $15,387                -              $96                    -
Scudder Strategic Income Portfolio(2)                     $7,015                -                -                    -
Scudder Technology Growth Portfolio                      $10,997                -              $80                    -
Scudder Total Return Portfolio                           $24,991                -             $227                    -
SVS Davis Venture Value Portfolio(2)                     $30,928                -             $190                    -
SVS Dreman Financial Services Portfolio                  $10,825                -              $95                    -
SVS Dreman High Return Equity Portfolio                  $73,850                -             $426                    -
SVS Dreman Small Cap Value Portfolio                     $35,148                -             $243                    -
SVS Eagle Focused Large Cap Growth Portfolio             $16,086                -             $119                    -
SVS Focus Value+Growth Portfolio                          $8,341                -              $95                    -
SVS Index 500 Portfolio                                  $34,789                -             $304                    -
SVS INVESCO Dynamic Growth Portfolio                      $5,499                -              $25                    -
SVS Janus Growth And Income Portfolio                    $16,450                -              $73                    -
SVS Janus Growth Opportunities Portfolio                  $7,285                -              $33                    -
SVS MFS Strategic Value Portfolio                        $12,647                -              $80                    -
SVS Oak Strategic Equity Portfolio                       $10,426                -              $81                    -
SVS Turner Mid Cap Growth Portfolio                      $14,987                -             $107                    -

^1 For Scudder Money Market Portfolio, the Advisor agreed to waive 0.15% of the 12b-1 fee for the period January 1, 2003 through April 30, 2003.

^2       Class B shares were not offered until May 1, 2003.

In addition, SDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

                             FUND SERVICE PROVIDERS

Transfer Agent

Scudder Investments Service Company ("SISC"), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, acts as each Portfolio's transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Portfolios.

Recordkeeping


Technically,   the   shareholders   of  the  Portfolios  of  the  Fund  are  the
Participating Insurance Companies that offer the Portfolios as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of Portfolio shares is passed through to insurance company contract and policy holders. The holders of the shares of the Portfolios on the records of the Fund are the Participating Insurance Companies and no information concerning the Portfolio holdings of specific contract and policy holders is maintained by the Fund. The insurance companies place orders for the purchase and redemption of Portfolio shares with the Fund reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of Portfolio shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.

The Portfolios of the Fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B Portfolio shares as an expense of the Class B shares. These fees are included within the "Other Expenses" category in the fee table for each portfolio in the Class B Shares Prospectus (see "How Much Investors Pay" in a Portfolio's prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders.


Custodian

State Street, 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of each Portfolio (other than the Scudder International Select Equity Portfolio and Scudder Global Blue Chip Portfolio). Brown Brothers Harriman & Co., as custodian, has custody of all securities and cash of Scudder International Select Equity Portfolio and Scudder Global Blue Chip Portfolio. Each custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by those Portfolios.

Independent Auditors

The Fund's independent auditors, Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116 audit and report on the Portfolios' annual financial statements, review certain regulatory reports and the Portfolios' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Counsel


Vedder, Price, Kaufman & Kammholz P.C., 222 N. LaSalle St., Chicago, Illinois, serves as legal counsel to each Portfolio and the Independent Trustees of the Fund.

Fund Accounting Agent


Scudder Fund Accounting Corp. ("SFAC"), Two International Place, Boston, Massachusetts, 02210-4103, a subsidiary of DeIM, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Portfolio. SFAC receives no fee for its services to each Portfolio, other than the Portfolios noted below; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services to other Portfolios under its agreement with such Portfolios.


The agreements with Scudder Aggressive Growth Portfolio, Scudder Technology Growth Portfolio, SVS Dreman High Return Equity Portfolio and SVS Dreman Financial Services Portfolio state that each Portfolio shall pay SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets of the Portfolio, 0.0075% of the next $850 million of such assets and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. The agreement with Scudder Global Blue Chip Portfolio states that the Portfolio shall pay SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets of such Portfolio, 0.04% of the next $850 million of such assets and 0.02% of such assets in excess of $1 billion, plus holding and transaction charges for this service.




For the fiscal years ended December 31, 2003, 2002 and 2001, respectively, SFAC received the following fees for its services for the following Portfolios:

                                                                            Unpaid at
                                                                          December 31,
                     Portfolio                           Fiscal 2003           2003         Fiscal 2002    Fiscal 2001
                     ---------                           -----------           ----         -----------    -----------

Scudder Aggressive Growth Portfolio                         $40,010         $9,448              $6,114         $28,773
Scudder Global Blue Chip Portfolio                          $61,017        $17,666             $52,678         $49,771
Scudder Technology Growth Portfolio                         $67,604        $25,665             $46,465         $67,464
SVS Davis Venture Value Portfolio                           $55,063        $10,231             $46,548         $23,755
SVS Dreman Financial Services Portfolio                     $46,761        $10,997             $42,577         $43,868
SVS Dreman High Return Equity Portfolio                     $83,669        $15,939             $95,203         $81,776
SVS Eagle Focused Large Cap Growth Portfolio                $29,997         $7,428             $21,745         $37,500
SVS Index 500 Portfolio                                    $170,616        $61,995             $96,904     $168,631(2)
SVS INVESCO Dynamic Growth Portfolio                        $55,989        $16,362             $18,190      $36,878(3)
SVS Janus Growth And Income Portfolio                       $77,682        $20,505             $76,303         $57,543
SVS Janus Growth Opportunities Portfolio                    $48,173        $11,701             $39,556        $156,916
SVS MFS Strategic Value Portfolio                           $36,987        $28,810          $24,898(1)         $23,755
SVS Oak Strategic Equity Portfolio                          $37,800         $7,648              $6,453      $28,595(4)
SVS Turner Mid Cap Growth Portfolio                         $55,282        $16,321             $48,267      $57,921(5)

(1)      Of which $24,898 was not imposed by the Advisor.

(2)      Of which $141,896 was not imposed by the Advisor.

(3)      Of which $36,878 was not imposed by the Advisor.

(4)      Of which $28,595 was not imposed by the Advisor.

(5)      Of which $57,630 was not imposed by the Advisor.

Pursuant to a sub-administration and sub-accounting agreement among the Advisor, SFAC and State Street Bank and Trust Company ("SSB"), SFAC has delegated certain fund accounting functions to SSB under the each Portfolio's fund accounting agreements. The costs and expenses of such delegation are borne by SFAC, not by the Portfolios.


                            PURCHASE AND REDEMPTIONS

Portfolio shares are sold at their net asset value next determined after an order and payment are received as described below. (See "Net Asset Value.")

Upon receipt by a Portfolio's transfer agent of a request for redemption, shares will be redeemed by the Fund, on behalf of a particular Portfolio, at the applicable net asset value as described below.

Each Portfolio and its agents may reject or limit purchase orders for any reason, including when there appears to be a pattern of "market timing" or other frequent purchases and sales. For these purposes, each Portfolio or its agents may consider, among other factors, trading history in the Portfolio or affiliated Portfolios, the Portfolios involved in the purchase order, the amount of the investment, a contract owner's background and the background of any other investors or dealers involved.

The Fund, on behalf of a particular Portfolio, may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed, other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which
(i) disposal of a Portfolio's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Portfolio to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

                       DIVIDENDS, CAPITAL GAINS AND TAXES

Scudder Money Market Portfolio. The net asset value per share of the Scudder Money Market Portfolio is determined as of the earlier of 4:00 p.m. Eastern time or the close of the Exchange on each day the Exchange is open for trading, except that the net asset value will not be computed on a day in which no orders to purchase shares were received or no shares were tendered for redemption. The net asset value per share is determined by dividing the total assets of the Portfolio minus its liabilities by the total number of its shares outstanding. The net asset value per share of the Scudder Money Market Portfolio is ordinarily $1.00 calculated at amortized cost in accordance with Rule 2a-7 under the 1940 Act. While this rule provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would have received if all its investments were sold. Under the direction of the Board of Trustees, certain procedures have been adopted to monitor and stabilize the price per share for the Portfolio.
Calculations are made to compare the value of its investments valued at amortized cost with market-based values. Market-based values will be obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments or government securities published by reputable sources. In the event that a deviation of 1/2 of 1% or more exists between the Portfolio's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based quotations, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated. In order to value its investments at amortized cost, the Scudder Money Market Portfolio purchases only securities with a maturity of one year or less and maintains a dollar-weighted average portfolio maturity of 90 days or less. In addition, the Scudder Money Market Portfolio limits its portfolio investments to securities that meet the quality and diversification requirements of Rule 2a-7.

Dividends for Scudder Money Market Portfolio. Scudder Money Market Portfolio's net investment income is declared as a dividend daily and paid monthly in additional shares. If a shareholder withdraws its entire account, all dividends accrued to the time of withdrawal will be paid at that time.

Dividends for All Portfolios Except Scudder Money Market Portfolio. The Fund normally follows the practice of declaring and distributing substantially all the net investment income and any net short-term and long-term capital gains of these Portfolios at least annually.

The Fund may at any time vary the dividend practices with respect to a Portfolio and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances.

Taxes. Each Portfolio intends to qualify as a regulated investment company under subchapter M of the Internal Revenue Code ("Code") in order to avoid taxation of the Portfolio and its shareholders.

Pursuant to the requirements of Section 817(h) of the Code, with certain limited exceptions, the only shareholders of the Portfolios will be insurance companies and their separate accounts that fund variable insurance contracts. The prospectus that describes a particular variable insurance contract discusses the taxation of separate accounts and the owner of the particular variable insurance contract.


Each Portfolio intends to comply with the requirements of Section 817(h) and related regulations. Section 817(h) of the Code and the regulations issued by the Treasury Department impose certain diversification requirements affecting the securities in which the Portfolios may invest. These diversification requirements are in addition to the diversification requirements under subchapter M and the 1940 Act. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the insurance company offering the variable insurance contract and immediate taxation of the owner of the contract to the extent of appreciation on investment under the contract.


The preceding is a brief summary of certain of the relevant tax considerations. The summary is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

                                 NET ASSET VALUE

All Portfolios (other than the Scudder Money Market Portfolio). The net asset value of shares of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of each Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Portfolio because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its Nasdaq Official Closing Price ("NOCP") on Nasdaq or its most recent sale price on such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than

Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the market to market price, or if not available, at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board-approved procedures does not represent the fair market value of a portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a portfolio's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by a Portfolio in the Fund is determined in a manner which is intended to reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the portfolio's Board and overseen by the portfolio's Pricing Committee.


For Money Market Portfolio. The net asset value of shares of the Portfolio is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

The Money Market Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Fund believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a the Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.


                              TRUSTEES AND OFFICERS

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                                       63
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                                       64
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                                       65
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                                       66

The following table presents certain information regarding the Trustees and Officers of Scudder Variable Series II as of April 30, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholders' meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Fund.

Independent Trustees

-----------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with                                                                             Number of Funds in
the Fund and Length            Principal Occupation(s) During Past 5 Years and                    Fund Complex
of Time Served^1               Other Directorships Held                                           Overseen
-----------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk           82
Trustee, 1999-present          Management Officer, First Chicago NBD Corporation/The First National
                               Bank of Chicago (1996-1998); Executive Vice President and Head of
                               International Banking (1995-1996). Directorships: Enron Corporation
                               (energy trading firm) (effective May 30, 2002);  First Oak Brook
                               Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc.
                               (provider of disease and care management services); Portland General
                               Electric (utility company).
-----------------------------------------------------------------------------------------------------------------------
Lewis A. Burnham (1933)        Retired; formerly, Director of Management Consulting, McNulty &      82
Trustee, 1977-present          Company; (1990-1998); prior thereto, Executive Vice President,
                               Anchor Glass Container Corporation.
-----------------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith Corporation 82
Trustee, 1980-present          (diversified manufacturer) (1963-1994).
-----------------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of           82
Trustee, 1999-present          Government and Public Affairs (1999-present); formerly, Governor,
                               State of Illinois (1991-1999). Directorships: Kemper Insurance
                               Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy products);
                               Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products).
-----------------------------------------------------------------------------------------------------------------------



                                       67

-----------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with                                                                             Number of Funds in
the Fund and Length            Principal Occupation(s) During Past 5 Years and                    Fund Complex
of Time Served^1               Other Directorships Held                                           Overseen
-----------------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Senior Visiting        82
Trustee, 2002-present          Research Scholar, Graduate School of International Studies,
                               University of Denver; Consultant, World Bank/Inter-American
                               Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer,
                               The Eric Group, Inc. (environmental insurance) (1986-1998).
-----------------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.          82
Trustee, 1981-present          (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company
                               (agricultural, pharmaceutical and nutritional/food products)
                               (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm).
-----------------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior        82
Trustee, 1995-present          thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
                               Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel
                               production); Goodyear Tire & Rubber Co. Trustee, Bryn Mawr College.
                               Former Directorship: Bethlehem Steel Corp.
-----------------------------------------------------------------------------------------------------------------------
Fred B. Renwick (1930)         Retired; Professor Emeritus of Finance, New York University, Stern   82
Trustee, 1988-present          School of Business (2001- present); formerly, Professor, New York
                               University Stern School of Business (1965-2001). Directorships: The
                               Wartburg Foundation; Chairman, Finance Committee of Morehouse
                               College Board of Trustees; formerly, Director of Board of Pensions,
                               Evangelical Lutheran Church in America; member of the Investment
                               Committee of Atlanta University Board of Trustees; Chair of the
                               Investment Committee, American Bible Society Board of Trustees.
-----------------------------------------------------------------------------------------------------------------------
John G. Weithers (1933)        Retired; formerly, Chairman of the Board and Chief Executive         82
Trustee, 1993-present          Officer, Chicago Stock Exchange. Directorships: Federal Life
                               Insurance Company; Chairman of the Members of the Corporation and
                               Trustee, DePaul University; formerly, International Federation of
                               Stock Exchanges; Records Management Systems.
-----------------------------------------------------------------------------------------------------------------------

                                       68

Interested Trustee and Officers^2

Name, Year of Birth,
Position(s) Held with                                                                             Number of Funds in
the Fund and Length            Principal Occupation(s) During Past 5 Years and                    Fund Complex
of Time Served^1               Other Directorships Held                                           Overseen
-----------------------------------------------------------------------------------------------------------------------
Richard T. Hale^3 (1945)       Managing Director, Deutsche Investment Management Americas Inc.      202
Chairman and Trustee,          (2003 to present); Managing Director, Deutsche Bank Securities Inc.
2002-present, Chief Executive  (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset
Officer, 2003-present          Management (1999 to present); Director and President, Investment
                               Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present),
                               (registered investment company); Director, Scudder Global
                               Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder
                               Mutual Funds (various dates); President, Montgomery Street Income
                               Securities, Inc. (2002 to present) (registered investment
                               companies); Vice President, Deutsche Asset Management, Inc. (2000 to
                               present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
-----------------------------------------------------------------------------------------------------------------------
Brenda Lyons^4 (1963)          Managing Director, Deutsche Asset Management                         n/a
President, 2003-present
-----------------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director, Deutsche Asset Management                                  n/a
Vice President and Assistant
Secretary, 1986-present
-----------------------------------------------------------------------------------------------------------------------
Kenneth Murphy^4 (1963)        Vice President, Deutsche Asset Management (2000-present); formerly,  n/a
Vice President, 2002-present   Director, John Hancock Signature Services (1992-2000)
-----------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo^4 (1957)      Managing Director, Deutsche Asset Management (April 2000 to          n/a
Treasurer and Chief Financial  present); formerly, Vice President and Department Head, BT Alex.
Officer, 2002-present          Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999);
                               Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers
                               LLP) (1993-1998)
-----------------------------------------------------------------------------------------------------------------------
John Millette^4 (1962)         Director, Deutsche Asset Management                                  n/a
Secretary, 2001-present
-----------------------------------------------------------------------------------------------------------------------
Lisa Hertz^5 (1970)            Assistant Vice President, Deutsche Asset Management                  n/a
Assistant Secretary,
2003-present
-----------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch^3 (1954)      Managing Director, Deutsche Asset Management (2002-present) and      n/a
Assistant Secretary,           Director, Deutsche Global Funds Ltd. (2002-present); formerly,
2002-present                   Director, Deutsche Asset Management (1999-2002); Principal, BT Alex.
                               Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999);
                               Assistant General Counsel, United States Securities and Exchange
                               Commission (1993-1998)
-----------------------------------------------------------------------------------------------------------------------
Caroline Pearson^4 (1962)      Managing Director, Deutsche Asset Management                         n/a
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo^4    Director, Deutsche Asset Management                                  n/a
(1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------------



                                       69

Name, Year of Birth,
Position(s) Held with                                                                             Number of Funds in
the Fund and Length            Principal Occupation(s) During Past 5 Years and                    Fund Complex
of Time Served^1               Other Directorships Held                                           Overseen
-----------------------------------------------------------------------------------------------------------------------
Salvatore Schiavone^4 (1965)   Director, Deutsche Asset Management                                  n/a
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------------
Lucinda Stebbins^4 (1945)      Director, Deutsche Asset Management                                  n/a
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------------

^1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the Officers of the Fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

^2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

^3       Address: One South Street, Baltimore, Maryland

^4       Address: Two International Place, Boston, Massachusetts

^5       Address:  345 Park Avenue, New York, New York

Officers' Role with Principal Underwriter: Scudder Distributors, Inc.

Kenneth Murphy:                Vice President
Caroline Pearson:              Secretary
Philip J. Collora:             Assistant Secretary

Trustees' Responsibilities. The officers of the Fund manage its day-to-day operations under the direction of the Fund's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Fund's Board members are not affiliated with the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees: The Fund's Board has the following committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald
L. Dunaway (Chair), Robert B. Hoffman and Lewis A. Burnham. The Audit Committee held nine meetings during calendar year 2003.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The members of the Nominating and

Governance Committee are Lewis A. Burnham (Chair), James R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee held six meetings during calendar year 2003. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Fund.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair) and Richard T. Hale. Alternate members are Donald L. Dunaway and John G. Weithers. During calendar year 2003, the Fund's Valuation Committee held two meetings for each Portfolio except as follows: SVS Eagle Focused Large Cap Growth Portfolio - three meetings, Scudder Focus Value+Growth Portfolio - three meetings; Scudder Global Blue Chip Portfolio - five meetings; SVS Janus Growth Opportunities Portfolio - three meetings; Scudder Small Cap Growth Portfolio - six meetings; SVS Dreman Small Cap Value Portfolio - eight meetings; SVS Turner Mid Cap Growth Portfolio - three meetings.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), Lewis A. Burnham and John G. Weithers. The Equity Oversight Committee held four meetings during calendar year 2003.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Fred B. Renwick and John G. Weithers. The Operations Committee held seven meetings during calendar year 2003.

Remuneration. Each Independent Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Fund established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2003.

                                                              Pension or Retirement
                                                                 Benefits Accrued       Total Compensation Paid to
                               Compensation from Scudder            as Part of                   Trustee
Name of Trustee                   Variable Series II              Fund Expenses          from Fund Complex(4)(5)
---------------                   ------------------              -------------          -----------------

John W. Ballantine                        $13,907                         $0                     $218,350
Lewis A. Burnham                          $12,630                         $0                     $209,620
Donald L. Dunaway(1)                      $17,853                         $0                     $239,200
James R. Edgar(2)                         $10,860                         $0                     $175,210



                                       71

                                                              Pension or Retirement
                                                                 Benefits Accrued       Total Compensation Paid to
                               Compensation from Scudder            as Part of                   Trustee
Name of Trustee                   Variable Series II              Fund Expenses          from Fund Complex(4)(5)
---------------                   ------------------              -------------          -----------------
Paul K. Freeman                           $13,006                         $0                     $194,280
Robert B. Hoffman                         $10,990                         $0                     $189,160
Shirley D. Peterson(3)                    $13,504                         $0                     $207,790
Fred B. Renwick                           $10,772                         $0                     $183,940
John G. Weithers                          $12,193                         $0                     $185,380

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Mr. Dunaway are $0.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Governor Edgar are $34,439.

(3) Includes $19,020 in annual retainer fees received by Ms. Peterson as Lead Trustee.

(4) For each Trustee, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 81 funds/portfolios. Each Trustee currently serves on the boards of 31 DeAM trusts/corporations comprised of 82 funds/portfolios.

(5) Aggregate compensation reflects amounts paid to the Trustees for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to State Street Bank and Trust Company. Such amounts totaled $15,510 for Messrs. Ballantine and Dunaway, $8,560 for Messrs. Freeman, Hoffman, Renwick, and Weithers, and $5,170 for Messrs. Burnham and Edgar and Ms. Peterson. These meeting fees were borne by the Advisor.

Mr. Freeman, prior to his service as Independent Trustee of the Fund, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Fund's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee's personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee's share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2003.

                                                                        Aggregate Dollar Range of Securities
                                             Dollar Range of                        Owned in All
                                           Securities Owned in         Funds in the Fund Complex Overseen by
Name of Trustee                       Scudder Variable Series II(1)                   Trustee
---------------                       -----------------------------                   -------

John W. Ballantine                                None                             Over $100,000
Lewis A. Burnham                                  None                             Over $100,000
Donald L. Dunaway(2)                              None                             Over $100,000
James R. Edgar(2)                                 None                             Over $100,000
Paul K. Freeman                                   None                             Over $100,000
Richard T. Hale                                   None                             Over $100,000
Robert B. Hoffman                                 None                             Over $100,000
Shirley D. Peterson                               None                             Over $100,000
Fred B. Renwick                                   None                             Over $100,000
John G. Weithers                                  None                             Over $100,000

^1       Scudder Variable Series II, and each of its series; these include:

         Scudder Aggressive Growth Portfolio
         Scudder Blue Chip Portfolio
         Scudder Large Cap  Value Portfolio
         Scudder Fixed Income Portfolio
         Scudder Global Blue Chip Portfolio
         Scudder Government & Agency Securities Portfolio
         Scudder Growth Portfolio
         Scudder High Income Portfolio
         Scudder International Select Equity Portfolio
         Scudder Money Market Portfolio
         Scudder Small Cap Growth Portfolio
         Scudder Strategic Income Portfolio
         Scudder Technology Growth Portfolio
         Scudder Total Return Portfolio
         SVS Davis Venture Value Portfolio
         SVS Dreman Financial Services Portfolio
         SVS Dreman High Return Equity Portfolio
         SVS Dreman Small Cap Value Portfolio
         SVS Eagle Focused Large Cap Growth Portfolio
         SVS Focus Value+Growth Portfolio
         SVS Index 500 Portfolio
         SVS INVESCO Dynamic Growth Portfolio
         SVS Janus Growth & Income Portfolio
         SVS Janus Growth Opportunities Portfolio
         SVS MFS Strategic Value Portfolio
         SVS Oak Strategic Equity Portfolio
         SVS Turner Mid Cap Growth Portfolio

^2 The dollar range of shares shown includes share equivalents of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Fund's Deferred Compensation Plan as more fully described above under "Remuneration."

As of April 5, 2004, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund's knowledge, as of April 5, 2004, no person owned of record or beneficially 5% or more of any class of a Portfolio's outstanding shares, except as noted below:

As of April 5, 2004, 2,045,611 shares in the aggregate, or 34.86% of the outstanding shares of Scudder Variable Series II: Aggressive Growth Portfolio, Class A were held in the name of Allmerica Life SVSII, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 3,739,864 shares in the aggregate, or 63.73% of the outstanding shares of Scudder Variable Series II: Aggressive Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 491,260 shares in the aggregate, or 92.46% of the outstanding shares of Scudder Variable Series II: Aggressive Growth Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 29,829 shares in the aggregate, or 5.61% of the outstanding shares of Scudder Variable Series II: Aggressive Growth Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 8,458,728 shares in the aggregate, or 92.67% of the outstanding shares of Scudder Variable Series II: Blue Chip Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 11,201,307 shares in the aggregate, or 5.13% of the outstanding shares of Scudder Variable Series II: Blue Chip Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,667,447 shares in the aggregate, or 41.40% of the outstanding shares of Scudder Variable Series II: Blue Chip Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 92,244 shares in the aggregate, or 54.83% of the outstanding shares of Scudder Variable Series II: Blue Chip Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 7,528,650 shares in the aggregate, or 40.99% of the outstanding shares of Scudder Variable Series II: Large Cap Value Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln, St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 3,308,913 shares in the aggregate, or 18.01% of the outstanding shares of Scudder Variable Series II: Large Cap Value Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 7,318,118 shares in the aggregate, or 39.84% of the outstanding shares of Scudder Variable Series II: Large Cap Value Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O

Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,706,826 shares in the aggregate, or 91.41% of the outstanding shares of Scudder Variable Series II: Large Cap Value Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 131,852 shares in the aggregate, or 7.06% of the outstanding shares of Scudder Variable Series II: Large Cap Value Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,601,841 shares in the aggregate, or 92.27% of the outstanding shares of Scudder Variable Series II: SVS Davis Venture Value Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 16,180,322 shares in the aggregate, or 5.61% of the outstanding shares of Scudder Variable Series II: SVS Davis Venture Value Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 3,271,217 shares in the aggregate, or 25.50% of the outstanding shares of Scudder Variable Series II: SVS Davis Venture Value Portfolio, Class B were held in the name of The Manufactures Life Ins. Co.
(USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 199,009 shares in the aggregate, or 73.66% of the outstanding shares of Scudder Variable Series II: SVS Davis Venture Value Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,226,502 shares in the aggregate, or 44.99% of the outstanding shares of Scudder Variable Series II: SVS Dreman Financial Services Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 6,027,762 shares in the aggregate, or 51.89% of the outstanding shares of Scudder Variable Series II: SVS Dreman Financial Services Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 921,141 shares in the aggregate, or 92.70% of the outstanding shares of Scudder Variable Series II: SVS Dreman Financial Services Portfolio, Class B were held in the name of The Manufactures Life Ins. Co.
(USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 55,664 shares in the aggregate, or 5.60% of the outstanding shares of Scudder Variable Series II: SVS Dreman Financial Services Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 18,602,806 shares in the aggregate, or 30.79% of the outstanding shares of Scudder Variable Series II: SVS Dreman High Return Equity Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 39,366,530 shares in the aggregate, or 65.15% of the outstanding shares of Scudder Variable Series II: SVS Dreman High Return Equity Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 6,845,695 shares in the aggregate, or 95.30% of the outstanding shares of Scudder Variable Series II: SVS Dreman High Return Equity Portfolio, Class B were held in the name of The Manufactures Life Ins. Co.
(USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 7,366,946 shares in the aggregate, or 33.12% of the outstanding shares of Scudder Variable Series II: SVS Dreman Small Cap Value Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002, who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,699,107 shares in the aggregate, or 12.14% of the outstanding shares of Scudder Variable Series II: SVS Dreman Small Cap Value Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 11,698,892 shares in the aggregate, or 52.60% of the outstanding shares of Scudder Variable Series II: SVS Dreman Small Cap Value Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,283,432 shares in the aggregate, or 92.68% of the outstanding shares of Scudder Variable Series II: SVS Dreman Small Cap Value Portfolio, Class B were held in the name of The Manufactures Life Ins. Co.
(USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 124,698 shares in the aggregate, or 5.06% of the outstanding shares of Scudder Variable Series II: SVS Dreman Small Cap Value Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,764,783 shares in the aggregate, or 28.02% of the outstanding shares of Scudder Variable Series II: SVS Eagle Focused Large Cap Growth Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 7,014,748 shares in the aggregate, or 71.08% of the outstanding shares of Scudder Variable Series II: SVS Eagle Focused Large Cap Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,149,431 shares in the aggregate, or 93.28% of the outstanding shares of Scudder Variable Series II: SVS Eagle Focused Large Cap Growth Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 8,088,909 shares in the aggregate, or 48.23% of the outstanding shares of Scudder Variable Series II: Fixed Income Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,176,012 shares in the aggregate, or 7.01% of the outstanding shares of Scudder Variable Series II: Fixed Income Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 7,037,698,935 shares in the aggregate, or 41.96% of the outstanding shares of Scudder Variable Series II: Fixed Income Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, c/o Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 4,621,420 shares in the aggregate, or 93.26% of the outstanding shares of Scudder Variable Series II: Fixed Income Portfolio, Class B were held in the name of The Manufacturer's Life Ins. Co. (USA), 500 Boylston Street, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 254,857 shares in the aggregate, or 5.14% of the outstanding shares of Scudder Variable Series II: Fixed Income Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 4,872,655 shares in the aggregate, or 52.85% of the outstanding shares of Scudder Variable Series II: SVS Focus Value+Growth Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,263,460 shares in the aggregate, or 13.71% of the outstanding shares of Scudder Variable Series II: SVS Focus Value+Growth Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,924,857 shares in the aggregate, or 31.73% of the outstanding shares of Scudder Variable Series II: SVS Focus Value+Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 625,010 shares in the aggregate, or 96.61% of the outstanding shares of Scudder Variable Series II: SVS Focus Value+Growth Portfolio, Class B were held in the name of The Manufactures Life Ins. Co.
(USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,176,551 shares in the aggregate, or 40.17% of the outstanding shares of Scudder Variable Series II: Global Blue Chip Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 3,134,799 shares in the aggregate, or 57.85% of the outstanding shares of Scudder Variable Series II: Global Blue Chip Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 640,955 shares in the aggregate, or 86.30% of the outstanding shares of Scudder Variable Series II: Global Blue Chip Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 54,733 shares in the aggregate, or 7.37% of the outstanding shares of Scudder Variable Series: Global Blue Chip Portfolio, Class B were held in the name of The Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 44,211 shares in the aggregate, or 5.95% of the outstanding shares of Scudder Variable Series II: Global Blue Chip Portfolio, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, P.O. Box 990027, Hartford, CT 06199-0027 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 11,904,621 shares in the aggregate, or 46.35% of the outstanding shares of Scudder Variable Series II: Government & Agency Securities Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,053,080 shares in the aggregate, or 19.67% of the outstanding shares of Scudder Variable Series II: Government & Agency Securities Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 7,391,411 shares in the aggregate, or 28.78% of the outstanding shares of Scudder Variable Series II: Government & Agency Securities Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 3,576,754 shares in the aggregate, or 96.51% of the outstanding shares of Scudder Variable Series II: Government & Agency Securities Portfolio, Class B were held in the name of The Manufactures Life Ins. Co.
(USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 3,421,659 shares in the aggregate, or 20.96% of the outstanding shares of Scudder Variable Series II: Growth Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 8,042,230 shares in the aggregate, or 49.25% of the outstanding shares of Scudder Variable Series II: Growth Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 4,547,065 shares in the aggregate, or 27.85% of the outstanding shares of Scudder Variable Series II: Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 478,029 shares in the aggregate, or 92.55% of the outstanding shares of Scudder Variable Series II: Growth Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 20,306,966 shares in the aggregate, or 40.54% of the outstanding shares of Scudder Variable Series II: High Income Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 13,855,360 shares in the aggregate, or 27.66% of the outstanding shares of Scudder Variable Series II: High Income Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 14,618,042 shares in the aggregate, or 29.18% of the outstanding shares of Scudder Variable Series II: High Income Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares,

As of April 5, 2004, 4,811,095 shares in the aggregate, or 91.71% of the outstanding shares of Scudder Variable Series II: High Income Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 316,609 shares in the aggregate, or 6.03% of the outstanding shares of Scudder Variable Series II: High Income Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 12,536,015 shares in the aggregate, or 91.54% of the outstanding shares of Scudder Variable Series II: SVS Index 500 Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 24,492,584 shares in the aggregate, or 6.73% of the outstanding shares of Scudder Variable Series II: SVS Index 500 Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,117,020 shares in the aggregate, or 33.48% of the outstanding shares of Scudder Variable Series II: SVS Index 500 Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 376,284 shares in the aggregate, or 65.42% of the outstanding shares of Scudder Variable Series II: SVS Index 500 Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,002,041 shares in the aggregate, or 83.46% of the outstanding shares of Scudder Variable Series II: International Select Equity Portfolio, Class B were held in the name of the Manufactures Life Ins. Co.
(USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 337,689 shares in the aggregate, or 14.08% of the outstanding shares of Scudder Variable Series II: International Select Equity Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 4,642,210 shares in the aggregate, or 31.84% of the outstanding shares of Scudder Variable Series II: International Select Equity Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,133,797 shares in the aggregate, or 35.18% of the outstanding shares of Scudder Variable Series II: International Select Equity, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares,

As of April 5, 2004, 4,623,682 shares in the aggregate, or 31.69% of the outstanding shares of Scudder Variable Series II: International Select Equity Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 840,983 shares in the aggregate, or 92.92% of the outstanding shares of Scudder Variable Series II: SVS INVESCO Dynamic Growth Portfolio, Class B were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 3,192,158 shares in the aggregate, or 20.75% of the outstanding shares of Scudder Variable Series II: SVS INVESCO Dynamic Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 592,248 shares in the aggregate, or 78.78% of the outstanding shares of Scudder Variable Series II: SVS INVESCO Dynamic Growth Portfolio, Class B were held in the name of The Manufactures Life Ins.

Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares,

As of April 5, 2004, 6,299,624 shares in the aggregate, or 30.55% of the outstanding shares of Scudder Variable Series: SVS Janus Growth And Income Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 14,095,084 shares in the aggregate, or 68.35% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth And Income Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,864,909 shares in the aggregate, or 92.10% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth And Income Portfolio, Class B were held in the name of The Manufactures Life Ins. Co.
(USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 869,506 shares in the aggregate, or 5.25% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth And Income Portfolio, Class B were held in the name of The Manufacturer's Life Ins. Co.
(USA), 500 Boylston Street, Boston, MA, 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,700,851 shares in the aggregate, or 30.63% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth Opportunities Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 12,745,193 shares in the aggregate, or 68.48% of the outstanding shares of Scudder Variable Series II: SVS Janus Growth Opportunities Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 252,601 shares in the aggregate, or 92.01% of the outstanding shares of Scudder Variable Series II: SVS MFS Strategic Value Portfolio, Class A were held in the name of SSC Investment Corp., Attn: V. Ramtakah, 345 Park Ave. Fl. 26, New York, NY 10154-0004 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 456,846 shares in the aggregate, or 6.37% of the outstanding shares of Scudder Variable Series II: SVS MFS Strategic Value Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,553,371 shares in the aggregate, or 34.94% of the outstanding shares of Scudder Variable Series II: SVS MFS Strategic Value Portfolio, Class B were held in the name of The Manufactures Life Ins. Co.
(USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 107,471 shares in the aggregate, or 63.20% of the outstanding shares of Scudder Variable Series II: SVS MFS Strategic Value Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 104,372,252 shares in the aggregate, or 35.21% of the outstanding shares of Scudder Variable Series II: Money Market Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 60,637,308 shares in the aggregate, or 20.46% of the outstanding shares of Scudder Variable Series II: Money Market Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 127,605,653 shares in the aggregate, or 43.05% of the outstanding shares of Scudder Variable Series II: Money Market Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 39,877,806 shares in the aggregate, or 69.65% of the outstanding shares of Scudder Variable Series II: Money Market Portfolio, Class B were held in the name of The Manufacturer's Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 16,920,835 shares in the aggregate, or 29.55% of the outstanding shares of Scudder Variable Series II: Money Market Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,232,796 shares in the aggregate, or 19.57% of the outstanding shares of Scudder Variable Series II: SVS Oak Strategic Equity Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 9,142,444 shares in the aggregate, or 80.11% of the outstanding shares of Scudder Variable Series II: SVS Oak Strategic Equity Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,012,476 shares in the aggregate, or 94.32% of the outstanding shares of Scudder Variable Series II: SVS Oak Strategic Equity Portfolio, Class B were held in the name of The Manufactures Life Ins. Co.
(USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,217,812 shares in the aggregate, or 27.74% of the outstanding shares of Scudder Variable Series II: Small Cap Growth Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,536,117 shares in the aggregate, or 29.43% of the outstanding shares of Scudder Variable Series II: Small Cap Growth Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 7,401,341 shares in the aggregate, or 39.35% of the outstanding shares of Scudder Variable Series II: Small Cap Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,565,000 shares in the aggregate, or 94.06% of the outstanding shares of Scudder Variable Series II: Small Cap Growth Portfolio, Class B were held in the name of The Manufacturers Life Ins, CO. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 310,489 shares in the aggregate, or 5.65% of the outstanding shares of Scudder Variable Series II: Strategic Income Portfolio, Class A were held in the name of First Allmerica SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be defined as the beneficial owner of such shares.

As of April 5, 2004, 2,722,011 shares in the aggregate, or 49.57% of the outstanding shares of Scudder Variable Series II: Strategic Income Portfolio, Class A were held in the name of Allmerica Life SVS II, 400 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,422,674 shares in the aggregate, or 44.12% of the outstanding shares of Scudder Variable Series II: Strategic Income Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 959,904 shares in the aggregate, or 87.92% of the outstanding shares of Scudder Variable Series II: Strategic Income Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 88,612 shares in the aggregate, or 8.12% of the outstanding shares of Scudder Variable Series II: Strategic Income Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 9,999,381 shares in the aggregate, or 36.08% of the outstanding shares of Scudder Variable Series II: Technology Growth Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 16,442,790 shares in the aggregate, or 59.32% of the outstanding shares of Scudder Variable Series II: Technology Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,341,186 shares in the aggregate, or 89.45% of the outstanding shares of Scudder Variable Series II: Technology Growth Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 108,117 shares in the aggregate, or 7.21% of the outstanding shares of Scudder Variable Series II: Technology Growth Portfolio, Class B were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 10,127,454 shares in the aggregate, or 32.64% of the outstanding shares of Scudder Variable Series II: Total Return Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be defined as the beneficial owner of such shares.

As of April 5, 2004, 15,030,013 shares in the aggregate, or 48.44% of the outstanding shares of Scudder Variable Series II: Total Return Portfolio, Class A were held in the name of Kemper Investors Life, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 5,621,385 shares in the aggregate, or 18.12% of the outstanding shares of Scudder Variable Series II: Total Return Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,043,937 shares in the aggregate, or 93.80% of the outstanding shares of Scudder Variable Series II: Total Return Portfolio, Class B were held in the name of The Manufactures Life Ins. Co. (USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 2,719,345 shares in the aggregate, or 21.31% of the outstanding shares of Scudder Variable Series II: SVS Turner Mid Cap Growth Portfolio, Class A were held in the name of Allmerica Life SVS II, 440 Lincoln St., Worcester, MA 01653-0002 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 9,987,724 shares in the aggregate, or 78.27% of the outstanding shares of Scudder Variable Series II: SVS Turner Mid Cap Growth Portfolio, Class A were held in the name of Zurich Destinations Farmers SVS II, C/O Kilico, Windy Point II, 1600 McConnor Pkwy, Schaumburg, IL 60196-6800 who may be deemed to be the beneficial owner of such shares.

As of April 5, 2004, 1,756,275 shares in the aggregate, or 93.84% of the outstanding shares of Scudder Variable Series II: SVS Turner Mid Cap Growth Portfolio, Class B were held in the name of The Manufactures Life Ins. Co.
(USA), 500 Boylston St., Ste. 400, Boston, MA 02116-3740 who may be deemed to be the beneficial owner of such shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                               Value of
                             Owner and                                         Securities on     Percent of
                             Relationship                                      an Aggregate      Class on an
Independent Trustee          to Trustee      Company          Title of Class   Basis             Aggregate Basis
-------------------          ----------      -------          --------------   -----             ---------------

    John W. Ballantine                            None
     Lewis A. Burnham                             None
     Donald L. Dunaway                            None
      James R. Edgar                              None
      Paul K. Freeman                             None
     Robert B. Hoffman                            None
    Shirley D. Peterson                           None
      Fred B. Renwick                             None
     John G. Weithers                             None


                                FUND ORGANIZATION


The Fund was organized as a business trust under the laws of Massachusetts on January 22, 1987. On May 1, 1997, the Fund changed its name from "Kemper Investors Fund" to "Investors Fund Series". On May 1, 1999 the Fund changed its name from "Investors Fund Series" to "Kemper Variable Series" and on May 1, 2001, the Fund changed its name from "Kemper Variable Series" to "Scudder Variable Series II." The Fund may issue an unlimited number of shares of beneficial interest all having no par value. Since the Fund offers multiple Portfolios, it is known as a "series company." Currently, each Portfolio offers two classes of shares: Class A and Class B shares. Shares of each Portfolio have equal noncumulative voting rights except that each Portfolio's Class B shares have separate and exclusive voting rights with respect to the Portfolios' Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares are fully paid and nonassessable when issued, and have no preemptive or conversion rights.

Information about the Portfolios' investment performance is contained in the Fund's 2003 Annual Report to Shareholders, which may be obtained without charge from the Fund or from Participating Insurance Companies which offer the Portfolios.

Shareholder inquiries should be made by writing the Fund at the address shown on the front cover or from Participating Insurance Companies which offer the Portfolios.

The Fund is generally not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval is required by the 1940 Act; (c) any termination or reorganization of the Fund to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) as to whether a court action, preceding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

The Board may, at any time, terminate the Fund, a Portfolio or a class without shareholder approval.

Under current interpretations of the 1940 Act, the Fund expects that Participating Insurance Company shareholders will offer VLI and VA contract holders the opportunity to instruct them as to how Fund shares attributable to such contracts will be voted with respect to the matters described above. The separate prospectuses describing the VLI and VA contracts include additional disclosure of how contract holder voting rights are computed.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, contains provisions designed to protect shareholders from liability for acts or obligations of the Fund and requires that notice of such provisions be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholders held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by DeIM remote and not material since it is limited to circumstances in which the provisions limiting liability are inoperative and the Fund itself is unable to meet its obligations.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust does not protect a trustee against any liability to which he or she should otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of a trustee. The Declaration of Trust permits the Fund to purchase insurance against certain liabilities on behalf of the Trustees.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

                             ADDITIONAL INFORMATION

Other Information

The CUSIP number for each Portfolio is as follows:

                                                              Class A                    Class B
                                                              -------                    -------
Scudder Aggressive Growth Portfolio                           81123X-695                 81123X-646
Scudder Blue Chip Portfolio                                   81123X-869                 81123X-638

Scudder Large Cap Value Portfolio                             81123X-836                 81123X-620

Scudder Fixed Income Portfolio                                81123X-505                 81123X-331



                                       85


                                                              Class A                    Class B
                                                              -------                    -------

Scudder Global Blue Chip Portfolio                            81123X-828                 81123X-612

Scudder Government & Agency Securities Portfolio              81123X-406                 81123X-596

Scudder Growth Portfolio                                      81123X-786                 81123X-588
Scudder High Income Portfolio                                 81123X-604                 81123X-570
Scudder International Select Equity Portfolio                 81123X-844                 81123X-562
Scudder Money Market Portfolio                                81123X-109                 81123X-554
Scudder Small Cap Growth Portfolio                            81123X-745                 81123X-547
Scudder Strategic Income Portfolio                            81123X-794                 81123X-323
Scudder Technology Growth Portfolio                           81123X-752                 81123X-521
Scudder Total Return Portfolio                                81123X-703                 81123X-513
SVS Dreman Financial Services Portfolio                       81123X-307                 81123X-489
SVS Dreman High Return Equity Portfolio                       81123X-208                 81123X-471
SVS Dreman Small Cap Value Portfolio                          81123X-778                 81123X-539
SVS INVESCO Dynamic Growth Portfolio                          81123X-687                 81123X-497
SVS Eagle Focused Large Cap Growth Portfolio                  81123X-877                 81123X-455
SVS Focus Value+Growth Portfolio                              81123X-760                 81123X-463
SVS Janus Growth And Income Portfolio                         81123X-802                 81123X-448
SVS Janus Growth Opportunities Portfolio                      81123X-885                 81123X-430
SVS Index 500 Portfolio                                       81123X-851                 81123X-422
SVS Turner Mid Cap Growth Portfolio                           81123X-679                 81123X-414
SVS Oak Strategic Equity Portfolio                            81123X-661                 81123X-398
SVS Davis Venture Value Portfolio                             81123X-653                 81123X-380
SVS MFS Strategic Value Portfolio                             81123X-356                 81123X-349

The Fund has a fiscal year ending December 31.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of each Portfolio's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Portfolios' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS


The financial statements, including the investment portfolios of each Portfolio, as applicable, together with the Report of Independent Auditors, Financial
Highlights and notes to financial statements in the Annual Report to the Shareholders of each Portfolio dated December 31, 2003 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

Information concerning portfolio holdings of a portfolio as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

                                   APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o        Leading market positions in well established industries.

o        High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                           SCUDDER VARIABLE SERIES II

                            PART C. OTHER INFORMATION

   Item 23.      Exhibits.
   --------      ---------
                   (a)(1)                   Amended and Restated Agreement and Declaration of Trust, dated April 24,
                                            1998. (Incorporated by reference to Post-Effective Amendment No. 22 to the
                                            Registration Statement, filed April 28, 1998.)

                   (a)(2)                   Certificate of Amendment of Declaration of Trust, dated March 31, 1999.
                                            (Incorporated by reference to Post-Effective Amendment No. 24 to the
                                            Registration Statement, filed on April 29, 1999.)

                   (a)(3)                   Amended and Restated Establishment and Designation of Series of Shares of
                                            Beneficial Interest dated March 31, 1999.  (Incorporated by reference to
                                            Post-Effective Amendment No. 27 to the Registration Statement, filed on
                                            September 1, 1999.)

                   (a)(4)                   Amended and Restated Establishment and Designation of Series of Shares of
                                            Beneficial Interest dated July 14, 1999.  (Incorporated by reference to
                                            Post-Effective Amendment No. 27 to the Registration Statement, filed on
                                            September 1, 1999.)

                   (a)(5)                   Amended and Restated Establishment and Designation of Series of Shares of
                                            Beneficial Interest dated September 29, 1999.  (Incorporated by reference to
                                            Post-Effective Amendment No. 29 to the Registration Statement, filed on
                                            October 29, 1999.)

                   (a)(6)                   Redesignation of Series dated May 1, 2000.  (Incorporated by reference to
                                            Post-Effective Amendment No. 32 to the Registration Statement, filed on May
                                            1, 2000.)

                   (a)(7)                   Amended and Restated Establishment and Designation of Series of Shares of
                                            Beneficial Interest dated January 24, 2001.   (Incorporated by reference to
                                            Post-Effective Amendment No. 33 to the Registration Statement, filed on
                                            February 15, 2001.)

                   (a)(8)                   Amended and Restated Establishment and Designation of Series of Shares of
                                            Beneficial Interest dated March 28, 2001.  (Incorporated by reference to
                                            Post-Effective Amendment No. 36 to the Registration Statement, filed on May
                                            1, 2002.)

                   (a)(9)                   Redesignation of Series dated November 29, 2000.  (Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed on
                                            February 15, 2001.)

                  (a)(10)                   Amended and Restated Establishment and Designation of Series of Shares of
                                            Beneficial Interest dated March 20, 2002.  (Incorporated by reference to
                                            Post-Effective Amendment No. 36 to the Registration Statement, filed on May
                                            1, 2002.)

                                       2

                  (a)(11)                   Certificate of Amendment of Declaration of Trust, dated November 29, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 33 to the
                                            Registration Statement, filed on February 15, 2001.)

                  (a)(12)                   Redesignation of Series for SVS Dreman Small Cap Value Portfolio, dated
                                            January 15, 2002.  (Incorporated by reference to Post-Effective Amendment
                                            No. 35 to the Registration statement, filed on February 13, 2002.)

                  (a)(13)                   Establishment and Designation of Series of Shares of Beneficial Interest for
                                            SVS MFS Strategic Value Portfolio dated March 20, 2002.  (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement,
                                            filed on May 1, 2002.)

                  (a)(14)                   Establishment and Designation of Class of Shares of Beneficial Interest
                                            dated November 28, 2001.  (Incorporated by reference to Post-Effective
                                            Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

                  (a)(15)                   Amended and Restated Establishment and Designation of Series of Shares of
                                            Beneficial Interest, dated January 15, 2003. (Incorporated by reference to
                                            Post-Effective Amendment No. 38 to the Registration Statement, filed on
                                            February 28, 2003.)

                  (a)(16)                   Establishment and Designation of Classes of Shares of Beneficial Interest,
                                            No Par Value Going Forth, dated January 15, 2003.  (Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement,
                                            filed on February 28, 2003.)

                  (a)(17)                   Redesignation of Series of Shares of Beneficial Interest as Scudder High
                                            Income Portfolio, dated September 2002. (Incorporated by reference to
                                            Post-Effective Amendment No. 39 to the Registration Statement, filed on
                                            April 30, 2003.)

                  (a)(18)                   Establishment and Designation of Classes of Shares of Beneficial Interest,
                                            as Scudder Strategic Income Portfolio, dated January 15, 2003. (Incorporated by reference to Post-Effective Amendment No. 39 to the Registration
                                            Statement, filed on April 30, 2003.)

                  (a)(19)                   Redesignation of Series of Shares of Beneficial Interest as Scudder Fixed
                                            Income Portfolio, dated January 15, 2003. (Incorporated by reference to
                                            Post-Effective Amendment No. 39 to the Registration Statement, filed on
                                            April 30, 2003.)

                  (a)(20)                   Amended and Restated Establishment and Designation of Classes of Series of
                                            Shares of Beneficial Interest dated March 17, 2004. (Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement,
                                            filed on April 1, 2004.)

                   (b)(1)                   By-laws.  (Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement, filed on April 27, 1995.)

                   (b)(2)                   Amended By-laws dated November 30, 2000.  (Incorporated by reference to
                                            Post-Effective Amendment No. 36 to the Registration Statement, filed on May
                                            1, 2002.)

                                       3

                    (c)                     Text of Share Certificate.  (Incorporated by reference to Post-Effective
                                            Amendment No. 14 to the Registration Statement, filed on April 27, 1995.)

                   (d)(1)                   Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Aggressive Growth Portfolio and Deutsche Investment Management Americas Inc.
                                            dated April 5, 2002.  (Incorporated by reference to Post-Effective Amendment
                                            No. 36 to the Registration Statement, filed on May 1, 2002.)

                   (d)(2)                   Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Blue Chip Portfolio and Deutsche Investment Management Americas Inc. dated
                                            April 5, 2002.  (Incorporated by reference to Post-Effective Amendment No.
                                            36 to the Registration Statement, filed on May 1, 2002.)

                   (d)(3)                   Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Contrarian Value Portfolio and Deutsche Investment Management Americas Inc.
                                            dated April 5, 2002.  (Incorporated by reference to Post-Effective Amendment
                                            No. 36 to the Registration Statement, filed on May 1, 2002.)

                   (d)(4)                   Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Global Blue Chip Portfolio and Deutsche Investment Management Americas Inc.
                                            dated April 5, 2002.  (Incorporated by reference to Post-Effective Amendment
                                            No. 36 to the Registration Statement, filed on May 1, 2002.)

                   (d)(5)                   Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Government Securities Portfolio and Deutsche Investment Management Americas
                                            Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective
                                            Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

                   (d)(6)                   Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Growth Portfolio and Deutsche Investment Management Americas Inc. dated
                                            April 5, 2002.  (Incorporated by reference to Post-Effective Amendment No.
                                            36 to the Registration Statement, filed on May 1, 2002.)

                   (d)(7)                   Investment Management Agreement between the Registrant, on behalf of Scudder
                                            High Yield Portfolio and Deutsche Investment Management Americas Inc. dated
                                            April 5, 2002.  (Incorporated by reference to Post-Effective Amendment No.
                                            36 to the Registration Statement, filed on May 1, 2002.)

                   (d)(8)                   Investment Management Agreement between the Registrant, on behalf of Scudder
                                            International Research Portfolio and Deutsche Investment Management Americas
                                            Inc. dated April 5, 2002.  (Incorporated by reference to Post-Effective
                                            Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

                                       4

                   (d)(9)                   Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Investment Grade Bond Portfolio and Deutsche Investment Management Americas
                                            Inc. dated April 5, 2002.  (Incorporated by reference to Post-Effective
                                            Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

                  (d)(10)                   Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Money Market Portfolio and Deutsche Investment Management Americas Inc.
                                            dated April 5, 2002.  (Incorporated by reference to Post-Effective Amendment
                                            No. 36 to the Registration Statement, filed on May 1, 2002.)

                  (d)(11)                   Investment Management Agreement between the Registrant, on behalf of Scudder
                                            New Europe Portfolio and Deutsche Investment Management Americas Inc. dated
                                            April 5, 2002.  (Incorporated by reference to Post-Effective Amendment No.
                                            36 to the Registration Statement, filed on May 1, 2002.)

                  (d)(12)                   Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Small Cap Growth Portfolio and Deutsche Investment Management Americas Inc.
                                            dated April 5, 2002.  (Incorporated by reference to Post-Effective Amendment
                                            No. 36 to the Registration Statement, filed on May 1, 2002.)

                  (d)(13)                   Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Strategic Income Portfolio and Deutsche Investment Management Americas Inc.
                                            dated April 5, 2002.  (Incorporated by reference to Post-Effective Amendment
                                            No. 36 to the Registration Statement, filed on May 1, 2002.)

                  (d)(14)                   Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Technology Growth Portfolio and Deutsche Investment Management Americas Inc.
                                            dated April 5, 2002.  (Incorporated by reference to Post-Effective Amendment
                                            No. 36 to the Registration Statement, filed on May 1, 2002.)

                  (d)(15)                   Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Total Return Portfolio and Deutsche Investment Management Americas Inc.
                                            dated April 5, 2002.  (Incorporated by reference to Post-Effective Amendment
                                            No. 36 to the Registration Statement, filed on May 1, 2002.)

                  (d)(16)                   Investment Management Agreement between the Registrant, on behalf of SVS
                                            Venture Value Portfolio and Deutsche Investment Management Americas Inc.
                                            dated April 5, 2002.  (Incorporated by reference to Post-Effective Amendment
                                            No. 36 to the Registration Statement, filed on May 1, 2002.)

                  (d)(17)                   Investment Management Agreement between the Registrant, on behalf of SVS
                                            Dreman Financial Services Portfolio and Deutsche Investment Management
                                            Americas Inc. dated April 5, 2002.  (Incorporated by reference to
                                            Post-Effective Amendment No. 36 to the Registration Statement, filed on May
                                            1, 2002.)

                                       5

                  (d)(18)                   Investment Management Agreement between the Registrant, on behalf of SVS
                                            Dreman High Return Equity Portfolio and Deutsche Investment Management
                                            Americas Inc. dated April 5, 2002.  (Incorporated by reference to
                                            Post-Effective Amendment No. 36 to the Registration Statement, filed on May
                                            1, 2002.)

                  (d)(19)                   Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Small Cap Growth Value Portfolio and Deutsche Investment Management Americas
                                            Inc. dated April 5, 2002.  (Incorporated by reference to Post-Effective
                                            Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

                  (d)(20)                   Investment Management Agreement between the Registrant, on behalf of SVS
                                            Focused Large Cap Growth Portfolio and Deutsche Investment Management
                                            Americas Inc. dated April 5, 2002.  (Incorporated by reference to
                                            Post-Effective Amendment No. 36 to the Registration Statement, filed on May
                                            1, 2002.)

                  (d)(21)                   Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Focus Value+Growth Portfolio and Deutsche Investment Management Americas
                                            Inc. dated April 5, 2002.  (Incorporated by reference to Post-Effective
                                            Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

                  (d)(22)                   Investment Management Agreement between the Registrant, on behalf of SVS
                                            Index 500 Portfolio and Deutsche Investment Management Americas Inc. dated
                                            April 5, 2002.  (Incorporated by reference to Post-Effective Amendment No.
                                            36 to the Registration Statement, filed on May 1, 2002.)

                  (d)(23)                   Investment Management Agreement between the Registrant, on behalf of SVS
                                            Dynamic Growth Portfolio and Deutsche Investment Management Americas Inc.
                                            dated April 5, 2002.  (Incorporated by reference to Post-Effective Amendment
                                            No. 36 to the Registration Statement, filed on May 1, 2002.)

                  (d)(24)                   Investment Management Agreement between the Registrant, on behalf of SVS
                                            Growth and Income Portfolio and Deutsche Investment Management Americas Inc.
                                            dated April 5, 2002.  (Incorporated by reference to Post-Effective Amendment
                                            No. 36 to the Registration Statement, filed on May 1, 2002.)

                  (d)(25)                   Investment Management Agreement between the Registrant, on behalf of SVS
                                            Growth Opportunities Portfolio and Deutsche Investment Management Americas
                                            Inc. dated April 5, 2002.  (Incorporated by reference to Post-Effective
                                            Amendment No. 36 to the Registration Statement, filed on May 1, 2002.)

                  (d)(26)                   Investment Management Agreement between the Registrant, on behalf of SVS
                                            Strategic Equity Portfolio and Deutsche Investment Management Americas Inc.
                                            dated April 5, 2002.  (Incorporated by reference to Post-Effective Amendment
                                            No. 36 to the Registration Statement, filed on May 1, 2002.)

                                       6

                  (d)(27)                   Investment Management Agreement between the Registrant, on behalf of SVS Mid
                                            Cap Growth Portfolio and Deutsche Investment Management Americas Inc. dated
                                            April 5, 2002.  (Incorporated by reference to Post-Effective Amendment No.
                                            36 to the Registration Statement, filed on May 1, 2002.)

                  (d)(28)                   Investment Management Agreement between the Registrant, on behalf of SVS MFS
                                            Strategic Value Portfolio and Deutsche Investment Management Americas Inc.
                                            dated May 1, 2002.  (Incorporated by reference to Post-Effective Amendment
                                            No. 38 to the Registration Statement, filed on February 28, 2003.)

                 (d)(28)(i)                 Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Conservative Income Strategy Portfolio, and Deutsche Investment Management
                                            Americas Inc. dated January 14, 2004.  (Incorporated by reference to
                                            Post-Effective Amendment No. 46 to the Registration Statement, filed on
                                            April 28, 2004.)

                (d)(28)(ii)                 Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Growth & Income Strategy Portfolio, and Deutsche Investment Management
                                            Americas Inc. dated April 1, 2004.  (Incorporated by reference to
                                            Post-Effective Amendment No. 46 to the Registration Statement, filed on
                                            April 28, 2004.)

                (d)(28)(iii)                Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Growth Strategy Portfolio, and Deutsche Investment Management Americas Inc.
                                            dated January 14, 2004.  (Incorporated by reference to Post-Effective
                                            Amendment No. 46 to the Registration Statement, filed on April 28, 2004.)

                (d)(28)(iv)                 Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Income & Growth Strategy Portfolio, and Deutsche Investment Management
                                            Americas Inc. dated April 1, 2004.  (Incorporated by reference to
                                            Post-Effective Amendment No. 46 to the Registration Statement, filed on
                                            April 28, 2004.)

                  (d)(29)                   Subadvisory Agreement between Scudder Kemper Investments, Inc. and Scudder
                                            Investments (U.K.) Limited, dated September 7, 1998, for Kemper
                                            International Portfolio.  (Incorporated by reference to Post-Effective
                                            Amendment No. 23 to the Registration Statement, filed on February 12, 1999.)

                  (d)(30)                   Subadvisory Agreement between Scudder Kemper Investments, Inc. and Eagle
                                            Asset Management, dated October 29, 1999, for KVS Focused Large Cap Growth
                                            Portfolio.  (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement, filed on February 25, 1999.)

                  (d)(31)                   Subadvisory Agreement between Scudder Kemper Investments, Inc. Janus Capital
                                            Corporation, dated October 29, 1999, for KVS Growth Opportunities Portfolio.
                                            (Incorporated by reference to Post-Effective Amendment No. 30 to the
                                            Registration Statement, filed on February 25, 1999.)

                                       7

                  (d)(32)                   Amended and Restated Subadvisory Agreement between Scudder Kemper
                                            Investments, Inc. and Banker Trust Company, dated August 1, 2000, for Kemper
                                            Index 500 Portfolio.  (Incorporated by reference to Post-Effective Amendment
                                            No. 34 to the Registration Statement, filed on April 30, 2001.)

                  (d)(33)                   Subadvisory Agreement between Zurich Scudder Investments, Inc. and Deutsche
                                            Asset Management, Inc., dated May 1, 2001, for Kemper Index 500 Portfolio.
                                            (Incorporated by reference to Post-Effective Amendment No. 34 to the
                                            Registration Statement, filed on April 30, 2001.)

                  (d)(34)                   Subadvisory Agreement between Zurich Scudder Investments, Inc. and Jennison
                                            Associates LLC, dated May 1, 2001, for SVS Focus Value+Growth Portfolio.
                                            (Incorporated by reference to Post-Effective Amendment No. 35 to the
                                            Registration statement, filed on February 13, 2002.)

                  (d)(35)                   Subadvisory Agreement between Deutsche Investment Management Americas, Inc.
                                            and Dreman Value Management, L.L.C. dated April 5, 2002, for SVS Dreman High
                                            Return Equity Portfolio. (Incorporated by reference to Post-Effective
                                            Amendment No. 39 to the Registration Statement, filed on April 30, 2003.)

                  (d)(36)                   Subadvisory Agreement between Deutsche Investment Management Americas, Inc.
                                            and Davis Select Advisors L.P. dated April 5, 2002, for SVS Davis Venture
                                            Value Portfolio. (Incorporated by reference to Post-Effective Amendment No.
                                            39 to the Registration Statement, filed on April 30, 2003.)

                  (d)(37)                   Subadvisory Agreement between Deutsche Investment Management Americas Inc.
                                            and Deutsche Asset Management Investment Services Limited dated September 2,
                                            2002, for Scudder Strategic Income Portfolio. (Incorporated by reference to
                                            Post-Effective Amendment No. 39 to the Registration Statement, filed on
                                            April 30, 2003.)

                  (d)(38)                   Subadvisory Agreement between Deutsche Investment Management Americas, Inc.
                                            and Deutsche Asset Management Investment Services Limited dated September
                                            30, 2002, for Scudder International Select Equity Portfolio. (Incorporated
                                            by reference to Post-Effective Amendment No. 39 to the Registration
                                            Statement, filed on April 30, 2003.)

                  (d)(39)                   Subadvisory Agreement between Deutsche Investment Management Americas Inc.
                                            and Dreman Value Management, L.L.C., dated April 5, 2002, for SVS Dreman
                                            Financial Services Portfolio.  (Incorporated by reference to Post-Effective
                                            Amendment No. 38 to the Registration Statement, filed on February 28, 2003.)

                  (d)(40)                   Subadvisory Agreement between Deutsche Investment Management Americas Inc.
                                            and Dreman Value Management, L.L.C., dated April 5, 2002, for SVS Dreman
                                            Small Cap Value Portfolio.  (Incorporated by reference to Post-Effective
                                            Amendment No. 38 to the Registration Statement, filed on February 28, 2003.)

                                       8

                  (d)(41)                   Subadvisory Agreement between Deutsche Investment Management Americas Inc.
                                            and Eagle Asset Management, L.L.C., dated April 5, 2002, for SVS Eagle
                                            Focused Large Cap Growth Portfolio.  (Incorporated by reference to
                                            Post-Effective Amendment No. 38 to the Registration Statement, filed on
                                            February 28, 2003.)

                  (d)(42)                   Subadvisory Agreement between Deutsche Investment Management Americas Inc.
                                            and Jennison Associates, L.L.C., dated April 5, 2002, for SVS Focus
                                            Value+Growth Portfolio.  (Incorporated by reference to Post-Effective
                                            Amendment No. 38 to the Registration Statement, filed on February 28, 2003.)

                  (d)(43)                   Subadvisory Agreement between Deutsche Investment Management Americas Inc.
                                            and Dreman Value Management, L.L.C., dated April 5, 2002, for SVS Focus
                                            Value+Growth Portfolio.  (Incorporated by reference to Post-Effective
                                            Amendment No. 38 to the Registration Statement, filed on February 28, 2003.)

                  (d)(44)                   Subadvisory Agreement between Deutsche Investment Management Americas Inc.
                                            and INVESCO Funds Group, Inc., dated April 5, 2002, for SVS Dynamic Growth
                                            Portfolio.  (Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement, filed on February 28, 2003.)

                  (d)(45)                   Subadvisory Agreement between Deutsche Investment Management Americas Inc.
                                            and Janus Capital Management L.L.C., dated April 5, 2002, for SVS Growth And
                                            Income Portfolio.  (Incorporated by reference to Post-Effective Amendment
                                            No. 38 to the Registration Statement, filed on February 28, 2003.)

                  (d)(46)                   Subadvisory Agreement between Deutsche Investment Management Americas Inc.
                                            and Janus Capital Management LLC, dated April 5, 2002, for SVS Growth
                                            Opportunities Portfolio.  (Incorporated by reference to Post-Effective
                                            Amendment No. 38 to the Registration Statement, filed on February 28, 2003.)

                  (d)(47)                   Subadvisory Agreement between Deutsche Investment Management Americas Inc.
                                            and Massachusetts Financial Services Company, dated May 1, 2002, for SVS MFS
                                            Strategic Value Portfolio.  (Incorporated by reference to Post-Effective
                                            Amendment No. 38 to the Registration Statement, filed on February 28, 2003.)

                  (d)(48)                   Subadvisory Agreement between Deutsche Investment Management Americas Inc.
                                            and Oak Associates, Ltd., dated April 5, 2002, for SVS Strategic Equity
                                            Portfolio.  (Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement, filed on February 28, 2003.)

                  (d)(49)                   Subadvisory Agreement between Deutsche Investment Management Americas Inc.
                                            and Turner Investment Partners, Inc., dated April 5, 2002, for SVS Mid Cap
                                            Growth Portfolio.  (Incorporated by reference to Post-Effective Amendment
                                            No. 38 to the Registration Statement, filed on February 28, 2003.)

                                       9

                  (d)(50)                   Subadvisory Agreement between Deutsche Investment Management Americas Inc.
                                            and Northern Trust Investments, Inc., dated April 30, 2003, for SVS Index
                                            500 Portfolio.  (Incorporated by reference to Post-Effective Amendment No.
                                            39 to the Registration Statement, filed on April 30, 2003.)

                  (d)(51)                   Subadvisory Agreement between Deutsche Investment Management Americas Inc.
                                            and Deutsche Asset Management Investment Services Limited, dated September
                                            30, 2002, for Scudder International Select Equity Portfolio.  (Incorporated
                                            by reference to Post-Effective Amendment No. 39 to the Registration
                                            Statement, filed on April 30, 2003.)

                   (e)(1)                   Underwriting and Distribution Services Agreement between Scudder Variable
                                            Series II and Scudder Distributors, Inc., dated April 5, 2002.
                                            (Incorporated by reference to Post-Effective Amendment No. 38 to the
                                            Registration Statement, filed on February 28, 2003.)

                    (f)                     Inapplicable.

                   (g)(1)                   Custody Agreement between the Registrant, on behalf of Kemper Money Market
                                            Portfolio, Kemper Total Return Portfolio, Kemper High Yield Portfolio,
                                            Kemper Growth Portfolio, Kemper Government Securities Portfolio, Kemper
                                            International Portfolio, Kemper Small Cap Growth Portfolio, Kemper
                                            Investment Grade Bond Portfolio, Kemper Value+Growth Portfolio, Kemper
                                            Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio, Kemper Horizon 5
                                            Portfolio, Kemper Contrarian Portfolio, Kemper Small Cap Value Portfolio,
                                            Kemper Blue Chip Portfolio and Kemper Global Income Portfolio, and Investors
                                            Fiduciary Trust Company, dated March 1, 1995.  (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement,
                                            filed on April 27, 1995.)

                   (g)(2)                   Foreign Custodian Agreement between Chase Manhattan Bank and Kemper
                                            Investors Fund, dated January 2, 1990.  (Incorporated herein by reference to
                                            Post-Effective Amendment No. 14 to the Registration Statement, filed on
                                            April 27, 1995.)

                   (g)(3)                   Custody Agreement between the Registrant, on behalf of KVS Dreman High
                                            Return Equity Portfolio and KVS Dreman Financial Services Portfolio, and
                                            State Street Bank and Trust Company, dated April 24, 1998.  (Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement,
                                            filed on February 12, 1999.)

                   (g)(4)                   Custody Agreement between the Registrant, on behalf of Kemper International
                                            Growth and Income Portfolio and Kemper Global Blue Chip Portfolio, and Brown
                                            Brothers Harriman & Co., dated May 1, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999.)

                   (g)(5)                   Addendum to the Custody Agreement between the Registrant, on behalf of
                                            Kemper Aggressive Growth Portfolio and Kemper Technology Growth Portfolio,
                                            and State Street Bank and Trust Company, dated May 1, 1999.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 24 to the
                                            Registration Statement, filed on April 29, 1999.)

                                       10

                   (g)(6)                   Amendment to Custodian Contract between State Street Bank and Trust Company and Kemper Variable Series, dated January 5, 2001.  (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement,
                                            filed on April 30, 2001.)

                   (h)(1)                   Agency Agreement between Kemper Investors Fund and Investors Fiduciary Trust
                                            Company, dated March 24, 1987.  (Incorporated herein by reference to
                                            Post-Effective Amendment No. 14 to the Registration Statement, filed on
                                            April 27, 1995.)

                 (h)(1)(a)                  Agency Agreement between Scudder Variable Series II and Scudder Investments
                                            Service Company, dated July 1, 2001.  (Incorporated by reference to
                                            Post-Effective Amendment No. 35 to the Registration statement, filed on
                                            February 13, 2002.)

                   (h)(2)                   Supplement to Agency Agreement.  (Incorporated by reference to
                                            Post-Effective Amendment No. 24 to the Registration Statement, filed on
                                            April 29, 1999.)

                   (h)(3)                   Fund Accounting Services Agreements between the Registrant, on behalf of
                                            Kemper Money Market Portfolio, Kemper Total Return Portfolio, Kemper High
                                            Yield Portfolio, Kemper Growth Portfolio, Kemper Government Securities
                                            Portfolio, Kemper International Portfolio, Kemper Small Cap Growth
                                            Portfolio, Kemper Investment Grade Bond Portfolio, Kemper Value+Growth
                                            Portfolio, Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio,
                                            Kemper Horizon 5 Portfolio, Kemper Value Portfolio, Kemper Small Cap Value
                                            Portfolio, Kemper Blue Chip Portfolio and Kemper Global Income Portfolio,
                                            and Scudder Fund Accounting Corporation, dated December 31, 1997.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 21 to the
                                            Registration Statement, filed on March 26, 1998.)

                   (h)(4)                   Fund Accounting Services Agreements between the Registrant, on behalf of KVS
                                            Dreman High Return Equity Portfolio, KVS Dreman Financial Services
                                            Portfolio, Kemper Global Blue Chip Portfolio and Kemper International Growth
                                            and Income Portfolio, and Scudder Fund Accounting Corporation, dated May 1,
                                            1998.  (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999.)

                   (h)(5)                   Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Kemper Aggressive Growth Portfolio, and Scudder Fund Accounting Corporation,
                                            dated May 1, 1999.
                                            (Incorporated by reference to Post-Effective Amendment No. 24 to the
                                            Registration Statement, filed on April 29, 1999.)

                   (h)(6)                   Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Kemper Technology Growth Portfolio, and Scudder Fund Accounting Corporation,
                                            dated May 1, 1999.  (Incorporated by reference to Post-Effective Amendment
                                            No. 24 to the Registration Statement, filed on April 29, 1999.)

                                       11

                   (h)(7)                   Fund Accounting Services Agreement between the Registrant, on behalf of KVS
                                            Index 500 Portfolio (formerly, Kemper Index 500 Portfolio), and Scudder Fund
                                            Accounting Corporation, dated September 1, 1999.
                                            (Incorporated by reference to Post-Effective Amendment No. 27 to the
                                            Registration Statement, filed on August 31, 1999.)

                   (h)(8)                   Fund Accounting Services Agreement between the Registrant, on behalf of KVS
                                            Focused Large Cap Growth Portfolio, and Scudder Fund Accounting Corporation,
                                            dated October 29, 1999.  (Incorporated by reference to Post-Effective
                                            Amendment No. 30 to the Registration Statement, filed on February 25, 1999.)

                   (h)(9)                   Fund Accounting Services Agreement between the Registrant, on behalf of KVS
                                            Growth and Income Portfolio, and Scudder Fund Accounting Corporation, dated
                                            October 29, 1999.  (Incorporated by reference to Post-Effective Amendment
                                            No. 30 to the Registration Statement, filed on February 25, 1999.)

                  (h)(10)                   Fund Accounting Services Agreement between the Registrant, on behalf of KVS
                                            Growth Opportunities Portfolio, and Scudder Fund Accounting Corporation,
                                            dated October 29, 1999.  (Incorporated by reference to Post-Effective
                                            Amendment No. 30 to the Registration Statement, filed on February 25, 1999.)

                  (h)(11)                   Fund Accounting Services Agreement between the Registrant, on behalf of SVS
                                            Dynamic Growth Portfolio, and Scudder Fund Accounting Corporation, dated May
                                            1, 2001.  (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement, filed on April 30, 2001.)

                  (h)(12)                   Fund Accounting Services Agreement between the Registrant, on behalf of SVS
                                            Mid Cap Growth Portfolio, and Scudder Fund Accounting Corporation, dated May
                                            1, 2001.  (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement, filed on April 30, 2001.)

                  (h)(13)                   Fund Accounting Services Agreement between the Registrant, on behalf of SVS
                                            Strategic Equity Portfolio, and Scudder Fund Accounting Corporation, dated
                                            May 1, 2001.  (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement, filed on April 30, 2001.)

                  (h)(14)                   Fund Accounting Services Agreement between the Registrant, on behalf of SVS
                                            Venture Value Portfolio, and Scudder Fund Accounting Corporation, dated May
                                            1, 2001.  (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement, filed on April 30, 2001.)

                  (h)(15)                   Fund Accounting Service Agreement between the Registrant, on behalf of SVS
                                            MFS Strategic Value Portfolio, and Scudder Fund Accounting Corporation,
                                            dated May 1, 2002.  (Incorporated by reference to Post-Effective Amendment
                                            No. 39 to the Registration Statement, filed on April 30, 2003.)

                                       12

                    (i)                     Opinion of Counsel from Vedder, Price, Kaufman & Kammholz. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement,
                                            filed on April 28, 2004.)

                    (j)                     Consent from Ernst & Young LLP is filed herein.

                    (k)                     Inapplicable.

                    (l)                     Inapplicable.

                   (m)(1)                   Master Distribution Plan for Class B Shares, as approved on November 28,
                                            2001. (Incorporated by reference to Post-Effective Amendment No. 39 to the
                                            Registration Statement, filed on April 30, 2003.)

                   (m)(2)                   Supplement to Master Distribution Plan for Class B Shares, as approved on
                                            January 15, 2003 for Scudder Strategic Income Portfolio.  (Incorporated by
                                            reference to Post-Effective Amendment No. 39 to the Registration Statement,
                                            filed on April 30, 2003.)

                   (n)(1)                   Plan Pursuant to Rule 18f-3 as approved on November 28, 2001. (Incorporated by reference to Post-Effective Amendment No. 39 to the Registration
                                            Statement, filed on April 30, 2003.)

                   (p)(1)                   Code of Ethics for Eagle Asset Management.  (Incorporated by reference to
                                            Post-Effective Amendment No. 32 to the Registration Statement, filed on May
                                            1, 2000.)

                   (p)(2)                   Code of Ethics for Janus Capital Corporation.  (Incorporated by reference to
                                            Post-Effective Amendment No. 32 to the Registration Statement, filed on May
                                            1, 2000.)

                   (p)(3)                   Code of Ethics for INVESCO.  (Incorporated by reference to Post-Effective
                                            Amendment No. 34 to the Registration Statement, filed on April 30, 2001.)

                   (p)(4)                   Code of Ethics for Jennison Associates LLC.  (Incorporated by reference to
                                            Post-Effective Amendment No. 34 to the Registration Statement, filed on
                                            April 30, 2001.)

                   (p)(5)                   Code of Ethics for Turner Investment Partners, Inc.  (Incorporated by
                                            reference to Post-Effective Amendment No. 34 to the Registration Statement,
                                            filed on April 30, 2001.)

                   (p)(6)                   Code of Ethics for Oak Associates, Ltd.  (Incorporated by reference to
                                            Post-Effective Amendment No. 34 to the Registration Statement, filed on
                                            April 30, 2001.)

                   (p)(7)                   Code of Ethics for Davis Selected Advisers, L.P.  (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement, filed on
                                            April 30, 2001.)

                   (p)(8)                   Code of Ethics for Deutsche Asset Management, Inc.  (Incorporated by
                                            reference to Post-Effective Amendment No. 34 to the Registration Statement,
                                            filed on April 30, 2001.)

                                       13

                   (p)(9)                   Code of Ethics for Scudder Funds, as of April 5, 2002.  (Incorporated by
                                            reference to Post-Effective Amendment No. 38 to the Registration Statement,
                                            filed on February 28, 2003.)

                  (p)(10)                   Code of Ethics for Deutsche Asset Management, Inc., effective September 3,
                                            2002.  (Incorporated by reference to Post-Effective Amendment No. 38 to the
                                            Registration Statement, filed on February 28, 2003.)

                  (p)(11)                   Code of Ethics for Massachusetts Financial Services.  (Incorporated by
                                            reference to Post-Effective Amendment No. 39 to the Registration Statement,
                                            filed on April 30, 2003.)

                  (p)(12)                   Code of Ethics for Northern Trust Corporation affiliates.  (Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement,
                                            filed on April 30, 2003.)

                  (p)(13)                   Code of Ethics for Deutsche Asset Management, effective April 15, 2003.
                                            (Incorporated by reference to Post-Effective Amendment No. 41 to the
                                            Registration Statement, filed on September 8, 2003.)

                  (p)(14)                   Code of Ethics for Deutsche Asset Management - US, effective January 1,
                                            2004. (Incorporated by reference to Post-Effective Amendment No. 45 to the
                                            Registration Statement, filed on April 1, 2004.)

                  (p)(15)                   Code of Ethics for Turner Investment Partners, Inc. dated July 10, 2003.
                                            (Incorporated by reference to Post-Effective Amendment No. 45 to the
                                            Registration Statement, filed on April 1, 2004.)

                  (p)(16)                   Code of Ethics for Dreman Value Management, L.L.C. (Incorporated by
                                            reference to Post-Effective Amendment No. 45 to the Registration Statement,
                                            filed on April 1, 2004.)

                  (p)(17)                   Code of Ethics for Janus Capital Group dated February 5, 2004. (Incorporated by reference to Post-Effective Amendment No. 45 to the Registration
                                            Statement, filed on April 1, 2004.)

Item 24.          Persons Controlled by or under Common Control with Fund.
--------          --------------------------------------------------------

         None

Item 25.          Indemnification.
--------          ----------------

         Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit (a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

         Each of the trustees who is not an "interested person" (as defined under the Investment Company Act of 1940) of Registrant (a "Non-interested Trustee") has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Agreement and Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with
Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

         The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

         On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the "Transaction"). In connection with the Trustees' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the "Independent Trustees") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

Item 26.          Business and Other Connections of Investment Advisor.
--------          -----------------------------------------------------

         During the last two fiscal years, no director or officer of Deutsche Investment Management Americas Inc., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27.          Principal Underwriters.
--------          -----------------------

         (a)

         Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for other Registrants managed by Deutsche Investment Management Americas Inc.

         (b)

         The Underwriter has employees who are denominated officers of an operational area. Such persons do not have corporation-wide responsibilities and are not considered officers for the purpose of this Item 27.

           (1)                         (2)                                     (3)
Scudder Distributors, Inc.
Name and Principal            Positions and Offices with                  Positions and
Business Address              Scudder Distributors, Inc.                  Offices with Registrant
----------------              --------------------------                  -----------------------
Thomas F. Eggers              Chairman and Director                       None
345 Park Avenue
New York, NY 10154

Jonathan R. Baum              Chief Executive Officer, President and      None
222 South Riverside Plaza     Director
Chicago, IL  60606

Scott B. David                Vice President and Director                 None
Two International Place
Boston, MA  02110-4103

John W. Edwards, Jr.          Chief Financial Officer and Treasurer       None
60 Wall Street
New York, NY  10005-2858

Caroline Pearson              Secretary                                   Assistant Secretary
Two International Place
Boston, MA  02110-4103

Linda J. Wondrack             Vice President and Chief                    None
Two International Place       Compliance Officer
Boston, MA  02110-4103

David Edlin                   Vice President                              None
222 South Riverside Plaza
Chicago, IL 60606

Robert Froelich               Vice President                              None
222 South Riverside Plaza
Chicago, IL  60606

Michael L. Gallagher          Vice President                              None
222 South Riverside Plaza
Chicago, IL  60606


                                       16

           (1)                         (2)                                     (3)
Scudder Distributors, Inc.
Name and Principal            Positions and Offices with                  Positions and
Business Address              Scudder Distributors, Inc.                  Offices with Registrant
----------------              --------------------------                  -----------------------

M. Patrick Donovan            Vice President                              None
Two International Place
Boston, MA  02110-4103

C. Perry Moore                Vice President                              None
222 South Riverside Plaza
Chicago, IL  60606

Kenneth P. Murphy             Vice President                              None
Two International Place
Boston, MA 02110

Philip J. Collora             Assistant Secretary                         Vice President and Assistant Secretary
222 South Riverside Plaza
Chicago, IL  60606

         (c) Not applicable.

Item 28.          Location of Accounts and Records.
--------          ---------------------------------

         Accounts, books and other documents are maintained at the offices of the Registrant, the offices of the Registrant's investment advisor, Deutsche Investment Management Americas Inc., 222 South Riverside Plaza, Chicago, Illinois 60606; at the offices of the Registrant's principal underwriter, Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606; or, in the case of records concerning custodial functions, at the offices of the custodian, either State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts or Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts; or, in the case of records concerning transfer agency functions, at the offices of State Street and of the shareholder service agent Scudder Investment Services Company, 811 Main Street, Kansas City, Missouri 64105, or DST Systems, Inc., the sub-transfer agent at 127 West 10th Street, Kansas City, Missouri 64105.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  Inapplicable.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and the State of Maryland on the 26th day of April, 2004.

                                                    SCUDDER VARIABLE SERIES II

                                                    By:  /s/Richard T. Hale
                                                         -----------------------
                                                         Richard T. Hale
                                                         Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----


/s/Richard T. Hale
--------------------------------------
Richard T. Hale                             Trustee, Chairman and Chief Executive        April 26, 2004
                                            Officer

/s/Charles A. Rizzo
--------------------------------------
Charles A. Rizzo                            Treasurer                                    April 26, 2004

/s/John W. Ballantine
--------------------------------------
John W. Ballantine*                         Trustee                                      April 26, 2004

/s/Lewis A. Burnham
--------------------------------------
Lewis A. Burnham*                           Trustee                                      April 26, 2004

/s/Donald L. Dunaway
--------------------------------------
Donald L. Dunaway*                          Trustee                                      April 26, 2004

/s/Paul K. Freeman
--------------------------------------
Paul K. Freeman*                            Trustee                                      April 26, 2004

/s/James R. Edgar
--------------------------------------
James R. Edgar*                             Trustee                                      April 26, 2004

/s/Robert B. Hoffman
--------------------------------------
Robert B. Hoffman*                          Trustee                                      April 26, 2004

/s/Shirley D. Peterson
--------------------------------------
Shirley D. Peterson*                        Trustee                                      April 26, 2004

/s/Fred B. Renwick
--------------------------------------
Fred B. Renwick*                            Trustee                                      April 26, 2004

/s/John G. Weithers
--------------------------------------
John G. Weithers*                           Trustee                                      April 26, 2004

*By:     /s/Caroline Pearson
         -----------------------------
         Caroline Pearson**
         Assistant Secretary

** Attorney-in-fact pursuant to the powers of attorney contained in and incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement, as filed on February 13, 2002 and Post-Effective Amendment No. 38 to the Registration Statement, as filed on February 28, 2003.

                                                               File No. 33-11802
                                                               File No. 811-5002



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 47
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 48

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                           SCUDDER VARIABLE SERIES II

                           SCUDDER VARIABLE SERIES II

                                  EXHIBIT INDEX


                                       (j)